UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Global Macro Absolute Return Fund

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The world’s equity and fixed-income markets posted broad losses during the 12-month period ended October 31, 2022. The declines were due to several factors, including high inflation in many countries, aggressive monetary tightening by the U.S. Federal Reserve (the Fed), and slowing global economic growth.

During the period, U.S. inflation surged as strong consumer demand following the relaxation of COVID-19 restrictions coincided with supply shortages created by the pandemic. Production and trade disruptions resulting from Russia’s February 2022 invasion of Ukraine added to inflationary pressures by driving up prices of energy and grains. The Fed responded by increasing short-term interest rates at the fastest pace in decades and signaling that it would continue hiking rates until inflation was under control — even if it meant pushing the U.S. economy into recession.

The European Central Bank and Bank of England also raised interest rates during the period in efforts to tame inflation, despite signs of deterioration in the European economy. Conversely, the Bank of Japan held its main policy rate at -0.1%. Inflation rose in Japan during the period but remained low compared to inflation in other developed countries. The widening differential between interest rates in Japan and the U.S. contributed to a substantial weakening in the Japanese yen versus the U.S. dollar during the period.

In China, government policies helped contain inflation but also significantly slowed economic growth. First, China maintained its zero-COVID policy, which led to lockdowns of major cities during the period. Second, Chinese leaders renewed their focus on the country’s “common prosperity” agenda, implementing measures that negatively affected certain sectors of China’s economy, including real estate and technology.

During the period, a number of emerging and frontier nations either defaulted on their sovereign debt or were pushed to the brink of default. Rising food and energy prices pressured these governments to offer subsidies to consumers, putting additional stress on fiscal balances already strained by pandemic-related spending. In addition, broad strength in the U.S. dollar made servicing U.S. dollar-denominated debt more expensive.

On a positive note, we believe there were signs late in the period that inflation may have peaked in several major emerging-market economies. Central banks in these countries indicated that they were at, or near, the end of their tightening cycles.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Global Macro Absolute Return Fund (the Fund) returned -4.27% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 0.78%.

The Fund’s interest rate exposure was the main detractor from its performance during the period. The Fund’s limited allocations to corporate credit and equities had a slightly negative impact on returns, while sovereign credit, commodities, and currencies made significant positive contributions to performance.

By region, Eastern Europe was the largest detractor from returns, driven by a long local bond position in Ukraine that performed poorly due to the Russia-Ukraine war, which led to a steep sell-off in local Ukrainian assets. A long sovereign credit position in Belarus also hurt returns. The strong performance of short positions in Russian sovereign credit and Polish interest rates helped counter these negative effects. By period-end, the long sovereign credit position in Belarus was sold from the Fund, and the short sovereign credit position in Russia was closed.

Investments in Asia and the Middle East & Africa (MEA) were the next-largest detractors during the period. In Asia, long positions in the Japanese yen and the sovereign credit of Sri Lanka were unfavorable and offset the benefit of a short position in the Chinese yuan. In MEA, long exposure to Lebanese sovereign credit was a notable detractor and was sold from the Fund by period-end.

The Dollar Bloc — Canada, New Zealand, and Australia — and Western Europe also negatively affected returns. In particular, long positions in the Australian dollar and the euro weighed on performance given the broad strength of the U.S. dollar during the period. By period-end, the long euro position was sold from the Fund.

Latin America had minimal impact on returns. Contributions from select positions, including long sovereign credit exposure in Suriname, were largely offset by positions that detracted, including long interest rate exposure in Colombia. By period-end, the long Colombian rates exposure was sold from the Fund.

The Fund used derivatives extensively to hedge select undesired risk exposures, as well as to gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly helped returns during the period. Interest rate swaps used to gain select exposures as well as hedge others contributed to performance, as did credit default swaps used to gain short exposure to certain sovereign credits, which also acted as hedges to other exposures in certain cases. Currency forwards used to gain both long and short exposure to select currencies around the world further added to performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Performance

Portfolio Manager(s) John R. Baur, Patrick Campbell, CFA, Kyle Lee, CFA, Federico Sequeda, CFA each of Eaton Vance Management and Hussein Khattab, CFA of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	10/31/1997	(4.27)%	1.24%	1.79%
Class A with 3.25% Maximum Sales Charge	—	—	(7.37)	0.57	1.45
Class C at NAV	10/01/2009	10/31/1997	(4.91)	0.54	1.21
Class C with 1% Maximum Deferred Sales Charge	—	—	(5.83)	0.54	1.21
Class I at NAV	06/27/2007	10/31/1997	(4.00)	1.55	2.09
Class R at NAV	04/08/2010	10/31/1997	(4.45)	1.04	1.57

Class R6 at NAV	05/31/2017	10/31/1997	(3.80)	1.61	2.13

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.78%	1.16%	0.70%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R	Class R6

	1.10%	1.80%	0.80%	1.29%	0.73%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$11,284	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,230,193	N.A.
Class R	$10,000	10/31/2012	$11,685	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$6,172,294	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Fund Profile

Asset Allocation (% of net assets)1

Foreign Currency Exposure (% of net assets)2

Ukraine	3.7%

Singapore	3.1

Uzbekistan	3.0

Australia	2.7

Serbia	2.7

Dominican Republic	2.0

Iceland	1.8

Kazakhstan	1.3

Uruguay	1.1

Japan	1.0

Other	1.4 **

Saudi Arabia	-1.3

Bahrain	-2.0

Malaysia	-2.0

Thailand	-2.1

Oman	-2.8

Philippines	-3.2

Euro	-3.8

South Africa	-4.0

China	-4.2

United Arab Emirates	-5.8

Total Long	23.9%

Total Short	-31.1%

Total Net	-7.2%

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[2]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

*	Net of securities sold short.

**	Includes amounts each less than 1.0% or –1.0%, as applicable.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$976.10	$5.58	1.12%
Class C	$1,000.00	$971.70	$9.04	1.82%
Class I	$1,000.00	$977.50	$4.09	0.82%
Class R	$1,000.00	$974.00	$6.57	1.32%
Class R6	$1,000.00	$977.90	$3.74	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,016.03	$9.25	1.82%
Class I	$1,000.00	$1,021.07	$4.18	0.82%
Class R	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,021.43	$3.82	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in Global Macro Portfolio, at value (identified cost $2,190,148,368)	$1,855,793,489

Receivable for Fund shares sold	5,757,071

Total assets	$1,861,550,560

Liabilities

Payable for Fund shares redeemed	$4,051,207

Payable to affiliates:

Distribution and service fees	65,378

Trustees’ fees	43

Accrued expenses	434,594

Total liabilities	$4,551,222

Net Assets	$1,856,999,338

Sources of Net Assets

Paid-in capital	$2,593,049,863

Accumulated loss	(736,050,525)

Net Assets	$1,856,999,338

Class A Shares

Net Assets	$163,369,194

Shares Outstanding	20,646,297

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.91

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$8.18

Class C Shares

Net Assets	$26,639,600

Shares Outstanding	3,352,898

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$7.95

Class I Shares

Net Assets	$1,413,454,485

Shares Outstanding	178,990,569

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.90

Class R Shares

Net Assets	$1,267,035

Shares Outstanding	159,785

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.93

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Statement of Assets and Liabilities — continued

Class R6 Shares	October 31, 2022

Net Assets	$252,269,024

Shares Outstanding	31,964,082

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.89

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio (net of foreign taxes withheld of $141,616)	$4,883,998

Interest and other income allocated from Portfolio (net of foreign taxes withheld of $1,733,162)	129,489,010

Expenses, excluding interest and dividend expense, allocated from Portfolio	(14,091,194)

Interest and dividend expense allocated from Portfolio	(1,651,069)

Total investment income from Portfolio	$118,630,745

Expenses

Distribution and service fees:

Class A	$618,750

Class C	314,965

Class R	6,614

Trustees’ fees and expenses	500

Custodian fee	61,000

Transfer and dividend disbursing agent fees	1,605,741

Legal and accounting services	72,211

Printing and postage	208,611

Registration fees	135,960

Miscellaneous	32,311

Total expenses	$3,056,663

Net investment income	$115,574,082

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $104,862)	$(96,482,802)

Securities sold short	7,054,544

Futures contracts	61,923,077

Swap contracts	91,741,838

Foreign currency transactions	1,346,238

Forward foreign currency exchange contracts	66,399,925

Non-deliverable bond forward contracts	(21,155,804)

Net realized gain	$110,827,016

Change in unrealized appreciation (depreciation):

Investments (including net decrease in accrued foreign capital gains taxes of $469,989)	$(366,056,991)

Securities sold short	4,226,748

Futures contracts	16,889,145

Swap contracts	14,627,485

Foreign currency	(1,829,283)

Forward foreign currency exchange contracts	10,258,101

Non-deliverable bond forward contracts	1,924,125

Net change in unrealized appreciation (depreciation)	$(319,960,670)

Net realized and unrealized loss	$(209,133,654)

Net decrease in net assets from operations	$(93,559,572)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$115,574,082	$134,678,010

Net realized gain (loss)	110,827,016	(3,318,772)

Net change in unrealized appreciation (depreciation)	(319,960,670)	(187,189)

Net increase (decrease) in net assets from operations	$(93,559,572)	$131,172,049

Distributions to shareholders:

Class A	$(8,063,152)	$(14,306,118)

Class C	(1,034,667)	(1,277,685)

Class I	(66,924,119)	(92,453,325)

Class R	(49,057)	(41,379)

Class R6	(13,033,990)	(14,415,131)

Total distributions to shareholders	$(89,104,985)	$(122,493,638)

Tax return of capital to shareholders:

Class A	$(1,174,555)	$—

Class C	(156,590)	—

Class I	(10,455,314)	—

Class R	(7,965)	—

Class R6	(1,997,959)	—

Total tax return of capital to shareholders	$(13,792,383)	$—

Transactions in shares of beneficial interest:

Class A	$(95,399,484)	$(123,411,385)

Class C	(7,095,253)	(18,174,890)

Class I	(290,445,028)	(478,294,208)

Class R	114,208	308,257

Class R6	(96,685,321)	(13,785,425)

Net decrease in net assets from Fund share transactions	$(489,510,878)	$(633,357,651)

Net decrease in net assets	$(685,967,818)	$(624,679,240)

Net Assets

At beginning of year	$2,542,967,156	$3,167,646,396

At end of year	$1,856,999,338	$2,542,967,156

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Financial Highlights

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.660		$8.640	$8.740	$8.590	$9.140

Income (Loss) From Operations

Net investment income(1)	$0.418		$0.368	$0.356	$0.438	$0.383

Net realized and unrealized gain (loss)	(0.792)		(0.016)	(0.046)	0.078	(0.647)

Total income (loss) from operations	$(0.374)		$0.352	$0.310	$0.516	$(0.264)

Less Distributions

From net investment income	$(0.325)		$(0.332)	$(0.410)	$(0.366)	$(0.087)

Tax return of capital	(0.051)		—	—	—	(0.199)

Total distributions	$(0.376)		$(0.332)	$(0.410)	$(0.366)	$(0.286)

Net asset value — End of year	$7.910		$8.660	$8.640	$8.740	$8.590

Total Return(2)	(4.27)%		4.11%	3.63%	6.14%	(2.97)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$163,369		$276,486	$398,174	$366,740	$284,958

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.14	%(5)	1.10%	1.05%	1.04%	1.08%

Net investment income	5.03%		4.20%	4.11%	5.06%	4.26%

Portfolio Turnover of the Portfolio	81%		88%	81%	61%	78%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.690		$8.680	$8.770	$8.620	$9.170

Income (Loss) From Operations

Net investment income(1)	$0.365		$0.307	$0.305	$0.374	$0.321

Net realized and unrealized gain (loss)	(0.786)		(0.026)	(0.044)	0.082	(0.647)

Total income (loss) from operations	$(0.421)		$0.281	$0.261	$0.456	$(0.326)

Less Distributions

From net investment income	$(0.276)		$(0.271)	$(0.351)	$(0.306)	$(0.068)

Tax return of capital	(0.043)		—	—	—	(0.156)

Total distributions	$(0.319)		$(0.271)	$(0.351)	$(0.306)	$(0.224)

Net asset value — End of year	$7.950		$8.690	$8.680	$8.770	$8.620

Total Return(2)	(4.91)%		3.37%	2.91%	5.39%	(3.63)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$26,640		$36,557	$54,464	$106,291	$178,033

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.84	%(5)	1.80%	1.75%	1.76%	1.78%

Net investment income	4.38%		3.49%	3.51%	4.31%	3.56%

Portfolio Turnover of the Portfolio	81%		88%	81%	61%	78%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.640		$8.630	$8.720	$8.580	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.446		$0.393	$0.385	$0.458	$0.408

Net realized and unrealized gain (loss)	(0.786)		(0.024)	(0.039)	0.074	(0.636)

Total income (loss) from operations	$(0.340)		$0.369	$0.346	$0.532	$(0.228)

Less Distributions

From net investment income	$(0.345)		$(0.359)	$(0.436)	$(0.392)	$(0.095)

Tax return of capital	(0.055)		—	—	—	(0.217)

Total distributions	$(0.400)		$(0.359)	$(0.436)	$(0.392)	$(0.312)

Net asset value — End of year	$7.900		$8.640	$8.630	$8.720	$8.580

Total Return(2)	(4.00)%		4.31%	4.07%	6.34%	(2.58)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,413,454		$1,851,665	$2,323,831	$2,859,484	$4,237,027

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.84	%(5)	0.80%	0.75%	0.75%	0.78%

Net investment income	5.39%		4.50%	4.45%	5.31%	4.56%

Portfolio Turnover of the Portfolio	81%		88%	81%	61%	78%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.670		$8.660	$8.750	$8.610	$9.150

Income (Loss) From Operations

Net investment income(1)	$0.410		$0.352	$0.338	$0.417	$0.369

Net realized and unrealized gain (loss)	(0.790)		(0.027)	(0.034)	0.073	(0.641)

Total income (loss) from operations	$(0.380)		$0.325	$0.304	$0.490	$(0.272)

Less Distributions

From net investment income	$(0.311)		$(0.315)	$(0.394)	$(0.350)	$(0.081)

Tax return of capital	(0.049)		—	—	—	(0.187)

Total distributions	$(0.360)		$(0.315)	$(0.394)	$(0.350)	$(0.268)

Net asset value — End of year	$7.930		$8.670	$8.660	$8.750	$8.610

Total Return(2)	(4.45)%		3.78%	3.55%	5.80%	(3.04)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,267		$1,274	$968	$861	$1,034

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.33	%(5)	1.29%	1.25%	1.26%	1.28%

Net investment income	4.95%		4.02%	3.89%	4.82%	4.09%

Portfolio Turnover of the Portfolio	81%		88%	81%	61%	78%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Financial Highlights — continued

	Class R6

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.630		$8.620	$8.710	$8.570	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.450		$0.398	$0.391	$0.464	$0.405

Net realized and unrealized gain (loss)	(0.783)		(0.024)	(0.040)	0.073	(0.638)

Total income (loss) from operations	$(0.333)		$0.374	$0.351	$0.537	$(0.233)

Less Distributions

From net investment income	$(0.351)		$(0.364)	$(0.441)	$(0.397)	$(0.096)

Tax return of capital	(0.056)		—	—	—	(0.221)

Total distributions	$(0.407)		$(0.364)	$(0.441)	$(0.397)	$(0.317)

Net asset value — End of year	$7.890		$8.630	$8.620	$8.710	$8.570

Total Return(2)	(3.80)%		4.37%	4.01%	6.53%	(2.63)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$252,269		$376,984	$390,210	$224,436	$153,516

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.77	%(5)	0.73%	0.68%	0.69%	0.72%

Net investment income	5.44%		4.56%	4.51%	5.37%	4.54%

Portfolio Turnover of the Portfolio	81%		88%	81%	61%	78%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

15	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$89,104,985	$122,493,638

Tax return of capital	$13,792,383	$—

During the year ended October 31, 2022, accumulated loss was decreased by $1,971,321 and paid-in capital was decreased by $1,971,321 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(284,751,114)

Net unrealized depreciation	$(451,299,411)

Accumulated loss	$(736,050,525)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $284,751,114 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, 284,751,114 are long-term.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion but less than $5 billion	0.490%

$5 billion but less than $10 billion	0.475%

$10 billion and over	0.465%

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Notes to Financial Statements — continued

Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, EVM contractually agreed to reduce its investment advisory fee rate on average daily net assets of $5 billion and over from 0.490% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement effective March 16, 2022, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL), to render investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $167,201 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,968 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2022 in the amount of $2,248. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $618,750 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $236,224 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2022, the Fund paid or accrued to EVD $3,307 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $78,741 and $3,307 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $1,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $115,421,516 and $722,141,458, respectively.

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class A

Sales	4,592,167	$38,339,067	11,724,536	$102,711,836

Issued to shareholders electing to receive payments of distributions in Fund shares	1,048,566	8,652,844	1,570,878	13,724,612

Redemptions	(16,937,765)	(142,391,395)	(27,413,326)	(239,847,833)

Net decrease	(11,297,032)	$(95,399,484)	(14,117,912)	$(123,411,385)

Class C

Sales	332,112	$2,778,239	631,971	$5,551,839

Issued to shareholders electing to receive payments of distributions in Fund shares	142,074	1,173,583	144,970	1,271,825

Redemptions	(1,328,038)	(11,047,075)	(2,847,231)	(24,998,554)

Net decrease	(853,852)	$(7,095,253)	(2,070,290)	$(18,174,890)

Class I

Sales	71,497,227	$591,643,634	82,187,710	$717,985,965

Issued to shareholders electing to receive payments of distributions in Fund shares	8,239,895	67,606,194	8,956,504	78,070,972

Redemptions	(115,115,585)	(949,694,856)	(146,144,649)	(1,274,351,145)

Net decrease	(35,378,463)	$(290,445,028)	(55,000,435)	$(478,294,208)

Class R

Sales	45,748	$382,213	44,992	$393,791

Issued to shareholders electing to receive payments of distributions in Fund shares	6,942	57,022	4,728	41,379

Redemptions	(39,849)	(325,027)	(14,525)	(126,913)

Net increase	12,841	$114,208	35,195	$308,257

Class R6

Sales	3,247,581	$27,190,898	19,638,845	$171,431,301

Issued to shareholders electing to receive payments of distributions in Fund shares	295,011	2,422,349	282,389	2,460,392

Redemptions	(15,238,556)	(126,298,568)	(21,517,489)	(187,677,118)

Net decrease	(11,695,964)	$(96,685,321)	(1,596,255)	$(13,785,425)

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2022, the Fund designates approximately $917,940, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2022, the Fund paid foreign taxes of $1,971,431 and recognized foreign source income of $133,666,522.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2022, the Fund designates 93.27% of distributions from net investment income as a 163(j) interest dividend.

21

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments

Asset-Backed Securities — 0.2%
Security	Principal Amount (000’s omitted)		Value

CFG Investments, Ltd., Series 2021-1, Class B, 5.82%, 5/20/32(1)	$3,600		$3,399,112

Total Asset-Backed Securities (identified cost $3,599,034)			$3,399,112

Collateralized Mortgage Obligations — 3.6%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

Series 4, Class D, 8.00%, 12/25/22	$0	(32)	$167

Series 1548, Class Z, 7.00%, 7/15/23	3		2,656

Series 1650, Class K, 6.50%, 1/15/24	34		34,044

Series 1817, Class Z, 6.50%, 2/15/26	8		8,451

Series 1927, Class ZA, 6.50%, 1/15/27	43		42,975

Series 2344, Class ZD, 6.50%, 8/15/31	189		191,567

Series 2458, Class ZB, 7.00%, 6/15/32	384		394,391

Interest Only:(4)

Series 4791, Class JI, 4.00%, 5/15/48	4,486		891,678

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class B1, 9.586%, (1 mo. USD LIBOR + 6.00%), 8/25/50(1)(2)	4,296		4,518,390

Series 2020-HQA4, Class B1, 8.836%, (1 mo. USD LIBOR + 5.25%), 9/25/50(1)(2)	2,089		2,061,547

Series 2022-HQA1, Class B1, 9.997%, (30-day average SOFR + 7.00%), 3/25/42(1)(2)	3,697		3,484,050

Series 2022-HQA1, Class M1B, 6.497%, (30-day average SOFR + 3.50%), 3/25/42(1)(2)	1,479		1,416,468

Series 2022-HQA1, Class M2, 8.247%, (30-day average SOFR + 5.25%), 3/25/42(1)(2)	2,957		2,781,214

Federal National Mortgage Association:

Series G93-1, Class K, 6.675%, 1/25/23	0	(32)	192

Series G94-7, Class PJ, 7.50%, 5/17/24	23		23,120

Series 1993-16, Class Z, 7.50%, 2/25/23	2		2,485

Series 1993-79, Class PL, 7.00%, 6/25/23	6		5,984

Series 1993-104, Class ZB, 6.50%, 7/25/23	2		1,999

Series 1993-121, Class Z, 7.00%, 7/25/23	42		42,373

Series 1993-141, Class Z, 7.00%, 8/25/23	10		9,666

Series 1994-42, Class ZQ, 7.00%, 4/25/24	118		120,936

Series 1994-79, Class Z, 7.00%, 4/25/24	18		18,883

Series 1994-89, Class ZQ, 8.00%, 7/25/24	32		32,965

Series 1996-35, Class Z, 7.00%, 7/25/26	13		13,349

Series 1998-16, Class H, 7.00%, 4/18/28	77		78,452

Series 1998-44, Class ZA, 6.50%, 7/20/28	126		127,701

Series 1999-25, Class Z, 6.00%, 6/25/29	131		131,325

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2000-2, Class ZE, 7.50%, 2/25/30	$27	$27,861

Series 2000-49, Class A, 8.00%, 3/18/27	67	70,412

Series 2001-31, Class ZA, 6.00%, 7/25/31	996	995,083

Series 2001-74, Class QE, 6.00%, 12/25/31	291	295,049

Series 2009-48, Class WA, 5.803%, 7/25/39(3)	1,486	1,496,521

Series 2011-38, Class SA, 2.743%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(5)	648	489,041

Interest Only:(4)

Series 424, Class C8, 3.50%, 2/25/48	5,681	1,023,650

Series 2018-21, Class IO, 3.00%, 4/25/48	4,927	920,510

Series 2018-58, Class BI, 4.00%, 8/25/48	770	147,170

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2021-R02, Class 2B1, 6.297%, (30-day average SOFR + 3.30%), 11/25/41(1)(2)	5,415	4,781,943

Series 2022-R02, Class 2B2, 10.647%, (30-day average SOFR + 7.65%), 1/25/42(1)(2)	2,588	2,358,281

Government National Mortgage Association,

Series 2001-35, Class K, 6.45%, 10/26/23	5	5,061

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 6.436%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	9,000	8,917,704

Series 2018-GT2, Class A, 6.236%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	8,064	7,959,416

Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(3)	23,099	21,118,906

Total Collateralized Mortgage Obligations (identified cost $83,234,457)		$67,043,636

Common Stocks — 2.6%
Security	Shares	Value

Argentina — 0.3%

Banco Macro S.A. ADR(6)	64,200	$953,370

Grupo Financiero Galicia S.A. ADR	95,400	740,304

IRSA Inversiones y Representaciones S.A. ADR(6)	69,200	295,484

Loma Negra Cia Industrial Argentina S.A. ADR	145,800	982,692

Pampa Energia S.A. ADR(6)	62,700	1,578,159

Telecom Argentina S.A. ADR(6)	174,000	725,580

Transportadora de Gas del Sur S.A. ADR(6)	110,721	959,951

		$6,235,540

Bulgaria — 0.3%

Eurohold Bulgaria AD(6)	5,311,731	$5,181,674

		$5,181,674

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Cyprus — 0.3%

Bank of Cyprus Holdings PLC(6)	4,401,002	$6,313,523

Galaxy Cosmos Mezz PLC(6)	23,855	3,852

Sunrisemezz PLC(6)	134,029	10,848

		$6,328,223

Egypt — 0.0%(7)

Taaleem Management Services Co. SAE(6)	1,354,109	$201,447

		$201,447

Greece — 0.5%

Alpha Services and Holdings S.A.(6)	644,100	$596,497

Eurobank Ergasias Services and Holdings S.A.(6)	1,087,400	1,073,484

Hellenic Telecommunications Organization S.A.	112,400	1,765,191

JUMBO S.A.	71,500	1,015,556

Motor Oil (Hellas) Corinth Refineries S.A.	38,600	663,419

Mytilineos S.A.	50,500	846,795

National Bank of Greece S.A.(6)	226,500	820,671

OPAP S.A.	77,900	954,520

Piraeus Financial Holdings S.A.(6)	938,200	1,156,614

Public Power Corp. S.A.(6)	65,900	415,972

Titan Cement International S.A.	3,203	35,794

		$9,344,513

Iceland — 0.2%

Arion Banki HF(1)	1,015,472	$1,136,910

Eik Fasteignafelag HF	3,253,209	293,751

Eimskipafelag Islands HF	225,337	853,644

Hagar HF	921,987	460,498

Islandsbanki HF	668,258	592,572

Reginn HF	1,291,872	260,101

Reitir Fasteignafelag HF	875,641	557,972

Siminn HF	4,736,421	372,078

		$4,527,526

Indonesia — 0.0%(7)

Bayan Resources Tbk PT	20,900	$98,370

		$98,370

Japan — 0.2%

Mizuho Financial Group, Inc.	86,400	$934,456

Resona Holdings, Inc.	164,000	618,108

SBI Holdings, Inc.	18,400	332,378

Sumitomo Mitsui Financial Group, Inc.	33,300	935,116

Tokio Marine Holdings, Inc.	54,100	979,489

		$3,799,547

Security		Shares	Value

United Arab Emirates — 0.3%

Al Yah Satellite Communications Co-Pjsc-Yah Sat		5,278,406	$3,936,204

Dubai Electricity & Water Authority PJSC		983,852	653,781

			$4,589,985

United Kingdom — 0.0%(7)

Tesnik Cuatro, Ltd.(8)		409,000	$327,036

			$327,036

Vietnam — 0.5%

Bank for Foreign Trade of Vietnam JSC		84,651	$250,149

Binh Minh Plastics JSC		14,820	36,285

Coteccons Construction JSC		36,000	60,879

FPT Corp.		575,901	1,874,679

Hoa Phat Group JSC		475,478	298,920

KIDO Group Corp.		10,295	25,460

Military Commercial Joint Stock Bank(6)		795,584	606,341

Mobile World Investment Corp.		1,082,498	2,405,106

Phu Nhuan Jewelry JSC		261,630	1,120,208

Refrigeration Electrical Engineering Corp.		250,251	851,256

Vietnam Dairy Products JSC		90,281	284,967

Vietnam Prosperity JSC Bank(6)		631,024	444,243

Vietnam Technological & Commercial Joint Stock Bank(6)		163,200	172,867

Vingroup JSC(6)		78,738	175,436

			$8,606,796

Total Common Stocks (identified cost $56,416,878)			$49,240,657

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	3,340	$2,974,688

			$2,974,688

India — 0.1%

Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(9)	USD	2,970	$2,042,246

			$2,042,246

Total Convertible Bonds (identified cost $6,311,467)			$5,016,934

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Foreign Corporate Bonds — 6.6%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(7)

IRSA Inversiones y Representaciones S.A., 8.75%, 6/22/28(1)	USD	280	$261,649

			$261,649

Armenia — 0.2%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(9)	USD	3,334	$3,157,265

			$3,157,265

Brazil — 0.8%

Braskem America Finance Co., 7.125%, 7/22/41(9)	USD	1,279	$1,121,209

Coruripe Netherlands BV:

10.00%, 2/10/27(1)	USD	903	751,752

10.00%, 2/10/27(9)	USD	1,989	1,655,853

Guara Norte S.a.r.l., 5.198%, 6/15/34(9)	USD	1,103	867,059

Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31(9)	USD	1,383	1,057,141

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(1)	USD	3,757	2,876,885

Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)	USD	1,328	1,108,880

Natura Cosmeticos S.A., 4.125%, 5/3/28(9)	USD	2,879	2,247,060

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(9)	USD	358	349,922

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	479	396,820

Vale S.A., 2.762%(10)(11)	BRL	42,422	2,689,589

			$15,122,170

Bulgaria — 0.3%

Bulgarian Energy Holding EAD, 2.45%, 7/22/28(9)	EUR	1,155	$828,814

Eurohold Bulgaria AD, 6.50%, 12/7/22(9)	EUR	4,582	4,517,700

			$5,346,514

Chile — 0.4%

AES Andes S.A.:

6.35% to 4/7/25, 10/7/79(9)(12)	USD	636	$517,601

7.125% to 4/7/24, 3/26/79(9)(12)	USD	928	763,022

Latam Airlines Group S.A., 13.375%, 10/15/27(1)	USD	1,900	1,869,961

Mercury Chile Holdco, LLC, 6.50%, 1/24/27(9)	USD	1,505	1,243,958

VTR Comunicaciones SpA:

4.375%, 4/15/29(9)	USD	2,328	1,307,393

Security		Principal Amount (000’s omitted)	Value

Chile (continued)

VTR Comunicaciones SpA: (continued)

5.125%, 1/15/28(9)	USD	2,324	$1,481,515

			$7,183,450

China — 0.1%

KWG Group Holdings, Ltd., 7.875%, 8/30/24	USD	1,571	$278,792

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(9)(13)	USD	5,100	269,055

Sunac China Holdings, Ltd.:

6.50%, 7/9/23(9)(13)	USD	2,000	124,526

8.35%, 4/19/23(9)(13)	USD	3,270	204,238

Times China Holdings, Ltd.:

5.55%, 6/4/24(9)	USD	3,999	355,526

6.75%, 7/16/23(9)	USD	2,966	354,280

			$1,586,417

Georgia — 0.3%

Georgia Capital JSC, 6.125%, 3/9/24(9)	USD	6,762	$6,345,204

			$6,345,204

Honduras — 0.1%

Inversiones Atlantida S.A., 7.50%, 5/19/26(9)	USD	1,746	$1,565,289

			$1,565,289

Iceland — 0.9%

Arion Banki HF, 6.00%, 4/12/24(9)	ISK	1,000,000	$6,872,177

Islandsbanki HF, 6.40%, 10/26/23	ISK	860,000	5,930,830

Landsbankinn HF, 5.00%, 11/23/23(9)	ISK	560,000	3,818,682

WOW Air HF:

0.00%(8)(10)(13)	EUR	79	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(8)(13)	EUR	3,600	0

			$16,621,689

India — 1.2%

Indian Railway Finance Corp., Ltd.:

2.80%, 2/10/31(9)	USD	15,006	$11,270,458

3.57%, 1/21/32(9)	USD	8,481	6,637,612

JSW Infrastructure, Ltd., 4.95%, 1/21/29(9)	USD	3,677	2,738,689

JSW Steel, Ltd., 5.05%, 4/5/32(9)	USD	1,466	924,035

Reliance Communications, Ltd., 6.50%, 11/6/20(9)(13)	USD	1,800	135,000

Vedanta Resources Finance II PLC, 13.875%, 1/21/24(9)	USD	1,481	1,241,255

			$22,947,049

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Indonesia — 0.2%

Alam Sutera Realty Tbk PT, 6.25%, (6.25% cash or 6.50% PIK), 11/2/25(9)(14)	USD	5,025	$3,215,938

			$3,215,938

Luxembourg — 0.0%(7)

Gol Finance S.A., 8.00%, 6/30/26(9)	USD	1,380	$810,323

			$810,323

Mexico — 0.3%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(9)(13)	USD	3,890	$58,350

10.00%, 12/19/22(9)(13)	USD	1,849	27,735

Braskem Idesa SAPI, 6.99%, 2/20/32(9)	USD	3,000	2,013,885

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(9)(13)	USD	1,124	691,183

Total Play Telecomunicaciones S.A. de CV, 7.50%, 11/12/25(9)	USD	2,010	1,703,186

Trust Fibra Uno, 4.869%, 1/15/30(9)	USD	1,277	965,029

			$5,459,368

Moldova — 0.2%

Aragvi Finance International DAC, 8.45%, 4/29/26(9)	USD	5,849	$4,111,496

			$4,111,496

Morocco — 0.1%

OCP S.A., 5.125%, 6/23/51(9)	USD	2,770	$1,705,201

			$1,705,201

Nigeria — 0.3%

IHS Holding, Ltd., 5.625%, 11/29/26(9)	USD	1,740	$1,327,359

IHS Netherlands Holdco BV, 8.00%, 9/18/27(9)	USD	970	758,239

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(9)	USD	3,306	2,603,641

			$4,689,239

Paraguay — 0.2%

Frigorifico Concepcion S.A., 7.70%, 7/21/28(1)	USD	4,435	$3,499,082

			$3,499,082

Peru — 0.0%(7)

PetroTal Corp., 12.00%, 2/16/24(1)(9)	USD	720	$736,200

			$736,200

Security		Principal Amount (000’s omitted)	Value

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(9)	USD	1,120	$958,322

			$958,322

South Africa — 0.2%

HTA Group, Ltd., 7.00%, 12/18/25(9)	USD	2,994	$2,642,205

Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(9)(14)	USD	1,060	1,070,717

			$3,712,922

Turkey — 0.2%

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(9)	USD	4,389	$3,504,468

			$3,504,468

Uzbekistan — 0.5%

Ipoteka-Bank ATIB, 5.50%, 11/19/25(9)	USD	833	$718,213

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22	UZS	101,000,000	9,059,036

			$9,777,249

Total Foreign Corporate Bonds (identified cost $168,937,802)			$122,316,504

Loan Participation Notes — 2.2%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.2%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(8)(9)(15)	UZS	293,470,000	$26,278,531

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(8)(9)(15)	UZS	165,429,043	14,801,493

Total Loan Participation Notes (identified cost $45,874,617)			$41,080,024

Reinsurance Side Cars — 0.6%
Security		Shares	Value

Eden Re II, Ltd.:

Series 2021A, 0.00%, 3/21/25(1)(8)(16)(17)		383,031	$293,019

Series 2022A, 0.00%, 3/20/26(1)(8)(16)(17)		1,100,000	989,010

Series 2022B, 0.00%, 3/20/26(1)(8)(16)(17)		2,400,000	2,165,520

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Mt. Logan Re, Ltd., Series A-1(6)(8)(17)(18)		4,400	$3,539,270

Sussex Capital, Ltd.:

Designated Investment Series 16, 12/21(6)(8)(17)(18)		817	591,006

Series 16, Preference Shares(6)(8)(17)(18)		5,500	4,347,304

Total Reinsurance Side Cars (identified cost $13,783,031)			$11,925,129

Senior Floating-Rate Loans — 0.9%(19)
Borrower/Description		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(7)

Desa, LLC, Term Loan, 2.50%, 6/30/24(8)(20)		$843	$425,756

			$425,756

Luxembourg — 0.1%

Zacapa LLC, Term Loan, 7.803%, (SOFR + 4.25%), 3/22/29		$1,095	$1,048,531

			$1,048,531

Mexico — 0.8%

Petroleos Mexicanos, Term Loan, 6.35%, (1 mo. USD LIBOR + 3.00%), 6/28/24		$15,931	$15,373,415

			$15,373,415

Total Senior Floating-Rate Loans (identified cost $17,362,406)			$16,847,702

Sovereign Government Bonds — 36.8%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.1%

Albania Government International Bond:

3.50%, 10/9/25(9)	EUR	1,179	$1,058,582

3.50%, 6/16/27(9)	EUR	209	181,957

			$1,240,539

Argentina — 0.1%

Provincia de Cordoba, 6.875%, 12/10/25(9)(21)	USD	1,712	$1,309,862

			$1,309,862

Security		Principal Amount (000’s omitted)	Value

Armenia — 0.2%

Republic of Armenia:

3.60%, 2/2/31(9)	USD	2,895	$1,988,546

3.95%, 9/26/29(9)	USD	2,355	1,714,817

			$3,703,363

Bahrain — 0.4%

Kingdom of Bahrain, 5.45%, 9/16/32(9)	USD	10,100	$8,174,395

			$8,174,395

Barbados — 1.4%

Government of Barbados, 6.50%, 10/1/29(9)	USD	28,151	$25,411,177

			$25,411,177

Benin — 0.7%

Benin Government International Bond:

4.875%, 1/19/32(9)	EUR	6,529	$4,440,203

4.95%, 1/22/35(9)	EUR	2,320	1,426,153

6.875%, 1/19/52(9)	EUR	12,795	7,966,891

			$13,833,247

Colombia — 0.7%

Titulos De Tesoreria B:

7.00%, 3/26/31	COP	50,747,300	$6,897,090

7.00%, 6/30/32	COP	42,426,600	5,551,214

			$12,448,304

Costa Rica — 0.1%

Costa Rica Government Bond, 9.66%, 9/30/26(9)	CRC	684,200	$1,117,004

			$1,117,004

Dominican Republic — 2.0%

Dominican Republic:

8.00%, 1/15/27(9)	DOP	96,000	$1,505,930

8.00%, 2/12/27(9)	DOP	490,340	7,646,731

12.00%, 8/8/25(1)	DOP	373,380	6,586,008

12.75%, 9/23/29(1)	DOP	368,500	6,954,268

13.00%, 6/10/34(9)	DOP	613,300	11,220,551

Dominican Republic Central Bank Notes:

8.00%, 3/12/27(9)	DOP	31,580	470,665

12.00%, 10/3/25(1)	DOP	138,420	2,436,974

			$36,821,127

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ecuador — 0.3%

Republic of Ecuador:

1.50% to 7/31/23, 7/31/40(9)(21)	USD	2,839	$809,519

1.50% to 7/31/23, 7/31/40(9)(21)	USD	10,433	3,483,961

5.50% to 7/31/23, 7/31/30(9)(21)	USD	2,450	1,313,095

			$5,606,575

Egypt — 0.9%

Arab Republic of Egypt:

6.375%, 4/11/31(9)	EUR	7,412	$4,446,826

7.50%, 2/16/61(9)	USD	17,193	9,645,273

7.903%, 2/21/48(9)	USD	586	332,239

8.15%, 11/20/59(9)	USD	1,129	653,571

8.70%, 3/1/49(9)	USD	1,260	753,785

8.75%, 9/30/51(9)	USD	2,013	1,203,472

8.875%, 5/29/50(9)	USD	711	424,722

			$17,459,888

El Salvador — 0.6%

Republic of El Salvador:

7.125%, 1/20/50(9)	USD	2,625	$921,247

7.625%, 2/1/41(9)	USD	1,259	450,636

7.75%, 1/24/23(9)	USD	10,490	9,571,743

			$10,943,626

Ethiopia — 0.2%

Ethiopia Government International Bond, 6.625%, 12/11/24(9)	USD	7,326	$3,814,722

			$3,814,722

Gabon — 0.5%

Gabon Government International Bond, 6.625%, 2/6/31(9)	USD	12,657	$8,934,576

			$8,934,576

Georgia — 0.1%

Georgia Government International Bond, 2.75%, 4/22/26(9)	USD	1,988	$1,694,583

			$1,694,583

Honduras — 1.4%

Honduras Government International Bond:

5.625%, 6/24/30(9)	USD	16,651	$11,433,687

6.25%, 1/19/27(9)	USD	2,710	2,144,837

Security		Principal Amount (000’s omitted)	Value

Honduras (continued)

Honduras Government International Bond: (continued)

7.50%, 3/15/24(9)(33)	USD	12,536	$12,536,019

			$26,114,543

Iceland — 0.5%

Republic of Iceland, 6.50%, 1/24/31	ISK	1,418,285	$9,952,596

			$9,952,596

India — 0.5%

Export-Import Bank of India:

2.25%, 1/13/31(9)	USD	10,000	$7,354,900

3.25%, 1/15/30(9)	USD	2,980	2,425,046

			$9,779,946

Indonesia — 0.1%

Indonesia Government International Bond, 4.65%, 9/20/32	USD	2,900	$2,690,158

			$2,690,158

Iraq — 1.1%

Republic of Iraq:

5.80%, 1/15/28(9)	USD	20,446	$17,451,713

6.752%, 3/9/23(9)	USD	3,408	3,363,321

			$20,815,034

Ivory Coast — 0.1%

Ivory Coast Government International Bond:

5.25%, 3/22/30(9)	EUR	1,119	$848,973

6.625%, 3/22/48(9)	EUR	764	480,723

			$1,329,696

Jordan — 0.3%

Kingdom of Jordan:

5.85%, 7/7/30(9)	USD	585	$486,293

7.375%, 10/10/47(9)	USD	6,567	4,947,144

			$5,433,437

Lebanon — 0.2%

Lebanese Republic:

5.80%, 4/14/20(9)(13)	USD	337	$21,056

6.00%, 1/27/23(9)(13)	USD	1,505	94,424

6.10%, 10/4/22(9)(13)	USD	5,758	367,072

6.15%, 6/19/20(13)	USD	448	27,270

6.20%, 2/26/25(9)(13)	USD	450	28,316

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)

Lebanese Republic: (continued)

6.25%, 5/27/22(13)	USD	750	$47,813

6.25%, 11/4/24(9)(13)	USD	7,663	483,765

6.25%, 6/12/25(9)(13)	USD	2,947	186,634

6.375%, 3/9/20(13)	USD	6,588	408,061

6.40%, 5/26/23(13)	USD	7,625	483,501

6.65%, 4/22/24(9)(13)	USD	7,602	480,305

6.65%, 11/3/28(9)(13)	USD	3,522	222,414

6.65%, 2/26/30(9)(13)	USD	453	28,371

6.75%, 11/29/27(9)(13)	USD	194	12,259

6.85%, 5/25/29(13)	USD	8,628	546,239

7.00%, 12/3/24(13)	USD	3,446	218,028

7.00%, 3/20/28(9)(13)	USD	5,356	333,818

7.05%, 11/2/35(9)(13)	USD	1,463	91,379

7.15%, 11/20/31(9)(13)	USD	4,621	286,179

8.20%, 5/17/33(13)	USD	1,595	99,384

8.25%, 4/12/21(9)(13)	USD	3,382	215,602

8.25%, 5/17/34(13)	USD	1,326	79,560

			$4,761,450

Macedonia — 0.7%

North Macedonia Government International Bond:

1.625%, 3/10/28(9)	EUR	9,553	$7,138,717

2.75%, 1/18/25(9)	EUR	2,570	2,319,309

3.675%, 6/3/26(9)	EUR	4,477	3,938,905

			$13,396,931

Mozambique — 0.3%

Mozambique Government International Bond, 5.00% to 9/15/23, 9/15/31(9)(21)	USD	8,238	$5,636,275

			$5,636,275

New Zealand — 0.6%

New Zealand Government Bond, 3.00%, 9/20/30(9)(22)	NZD	17,014	$10,515,229

			$10,515,229

Oman — 0.0%(7)

Oman Government International Bond, 6.75%, 1/17/48(9)	USD	1,130	$952,648

			$952,648

Pakistan — 0.2%

Pakistan Government International Bond:

6.00%, 4/8/26(9)	USD	2,622	$871,815

Security		Principal Amount (000’s omitted)	Value

Pakistan (continued)

Pakistan Government International Bond: (continued)

8.875%, 4/8/51(9)	USD	4,200	$1,319,325

Third Pakistan International Sukuk Co., Ltd. (The), 5.625%, 12/5/22(9)	USD	1,426	1,301,881

			$3,493,021

Peru — 1.3%

Peru Government Bond:

6.15%, 8/12/32	PEN	11,854	$2,537,902

6.95%, 8/12/31	PEN	91,366	21,106,045

			$23,643,947

Philippines — 0.9%

Republic of the Philippines, 6.25%, 1/14/36	PHP	1,024,000	$16,066,800

			$16,066,800

Romania — 1.4%

Romania Government International Bond:

2.625%, 12/2/40(9)	EUR	894	$464,612

2.75%, 4/14/41(9)	EUR	1,699	887,131

3.375%, 1/28/50(9)	EUR	5,202	2,748,816

4.625%, 4/3/49(9)	EUR	9,940	6,448,362

5.00%, 9/27/26(9)	EUR	8,524	8,182,464

6.625%, 9/27/29(9)	EUR	8,340	7,910,114

			$26,641,499

Serbia — 3.8%

Serbia International Bond:

1.00%, 9/23/28(9)	EUR	10,718	$7,477,995

1.50%, 6/26/29(9)	EUR	18,418	12,817,810

1.65%, 3/3/33(9)	EUR	368	215,362

2.05%, 9/23/36(9)	EUR	109	59,822

3.125%, 5/15/27(9)	EUR	1,040	878,710

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	1,539,040	9,982,903

5.875%, 2/8/28	RSD	4,951,760	38,902,339

			$70,334,941

South Africa — 3.1%

Republic of South Africa, 10.50%, 12/21/26	ZAR	998,381	$57,041,212

			$57,041,212

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

South Korea — 1.1%

Korea Treasury Bond, 1.875%, 12/10/24	KRW	31,500,000	$21,072,553

			$21,072,553

Sri Lanka — 0.7%

Sri Lanka Government International Bond:

5.75%, 4/18/23(9)(13)	USD	6,802	$1,596,294

6.20%, 5/11/27(9)(13)	USD	4,503	1,037,208

6.35%, 6/28/24(9)(13)	USD	2,360	554,365

6.75%, 4/18/28(9)(13)	USD	9,346	2,129,156

6.825%, 7/18/26(9)(13)	USD	12,809	3,042,891

6.85%, 3/14/24(9)(13)	USD	6,343	1,493,888

6.85%, 11/3/25(9)(13)	USD	2,892	698,239

7.55%, 3/28/30(9)(13)	USD	5,792	1,337,198

7.85%, 3/14/29(9)(13)	USD	2,800	647,700

			$12,536,939

Suriname — 2.0%

Republic of Suriname:

9.25%, 10/26/26(9)(13)	USD	44,764	$35,945,492

12.875%, 12/30/23(9)(13)	USD	1,385	1,121,850

			$37,067,342

Uganda — 0.1%

Uganda Government Bond:

10.00%, 9/7/23	UGX	5,761,400	$1,463,282

11.00%, 4/13/23	UGX	3,383,600	890,328

			$2,353,610

Ukraine — 3.0%

Ukraine Government Bond:

10.00%, 8/23/23(8)	UAH	39,841	$416,249

10.95%, 11/1/23(8)	UAH	25,660	268,090

11.67%, 11/22/23(8)	UAH	822,303	8,591,225

15.84%, 2/26/25(8)	UAH	3,871,788	43,340,911

15.97%, 4/19/23(8)	UAH	6,037	63,073

Ukraine Government International Bond, 0.00%, GDP-Linked, 8/1/41(6)(9)(23)	USD	9,576	2,435,636

			$55,115,184

United Arab Emirates — 0.6%

Finance Department Government of Sharjah, 4.00%, 7/28/50(9)	USD	19,846	$11,527,549

			$11,527,549

Security		Principal Amount (000’s omitted)	Value

Uruguay — 1.1%

Uruguay Government Bond:

3.70%, 6/26/37	UYU	51,105	$1,241,251

3.875%, 7/2/40(22)	UYU	639,130	15,867,717

Uruguay Monetary Regulation Bill, 0.00%, 7/3/24	UYU	151,660	3,106,775

			$20,215,743

Uzbekistan — 0.1%

National Bank of Uzbekistan, 4.85%, 10/21/25(9)	USD	326	$286,472

Republic of Uzbekistan, 14.50%, 11/25/23(9)	UZS	16,470,000	1,481,901

			$1,768,373

Vietnam — 2.1%

Vietnam Government International Bond, 4.80%, 11/19/24(9)	USD	39,614	$38,326,543

			$38,326,543

Zambia — 1.2%

Zambia Government Bond:

11.00%, 1/25/26	ZMW	183,205	$7,536,662

11.00%, 12/27/26	ZMW	72,160	2,682,093

12.00%, 3/22/28	ZMW	18,620	634,946

12.00%, 5/31/28	ZMW	8,430	282,923

12.00%, 11/1/28	ZMW	20,900	683,287

12.00%, 2/21/29	ZMW	47,920	1,529,482

13.00%, 12/27/31	ZMW	40,570	1,229,084

14.00%, 12/5/31	ZMW	4,600	148,236

Zambia Government International Bond, 5.375%, 9/20/22(9)(13)	USD	12,572	4,319,613

8.50%, 4/14/24(9)(13)	USD	4,696	1,902,021

8.97%, 7/30/27(9)(13)	USD	1,527	614,871

			$21,563,218

Total Sovereign Government Bonds (identified cost $973,840,916)			$682,659,405

Sovereign Loans — 4.5%
Borrower/Description		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.2%

Republic of Ivory Coast, Term Loan, 5.991%, (6 mo. EURIBOR + 5.75%), 1/6/28(2)	EUR	2,665	$2,641,395

			$2,641,395

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Borrower/Description		Principal Amount (000’s omitted)	Value

Kenya — 0.6%

Government of Kenya:

Term Loan, 9.312%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	USD	10,449	$10,439,147

Term Loan, 11.025%, (3 mo. USD LIBOR + 6.70%), 10/24/24(2)	USD	1,162	1,152,481

			$11,591,628

Macedonia — 0.1%

Republic of Macedonia, Term Loan, 4.534%, (6 mo. EURIBOR + 4.50%), 12/16/22(2)(24)	EUR	1,100	$1,088,717

			$1,088,717

Nigeria — 0.5%

Bank of Industry Limited, Term Loan, 9.27%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(24)	USD	9,545	$9,441,652

			$9,441,652

Tanzania — 3.1%

Government of the United Republic of Tanzania, Term Loan, 8.232%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	USD	58,755	$58,170,564

			$58,170,564

Total Sovereign Loans (identified cost $84,210,803)			$82,933,956

U.S. Government Agency Mortgage-Backed Securities — 2.1%
Security		Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.675%, (COF + 2.43%), with maturity at 2023(25)		$2	$1,669

2.848%, (COF + 1.25%), with maturity at 2035(25)		438	426,647

3.68%, (1 yr. CMT + 2.31%), with maturity at 2036(25)		557	566,021

4.06%, (COF + 1.25%), with maturity at 2029(25)		6	6,102

4.426%, (COF + 1.25%), with maturity at 2030(25)		129	131,405

4.50%, with maturity at 2035		123	119,633

6.00%, with various maturities to 2035		3,045	3,117,016

6.50%, with various maturities to 2032		3,368	3,486,066

6.60%, with maturity at 2030		329	338,264

7.00%, with various maturities to 2036		4,230	4,398,663

7.31%, with maturity at 2026		3	3,031

7.50%, with various maturities to 2035		1,559	1,625,597

8.00%, with various maturities to 2030		312	317,433

8.50%, with maturity at 2025		4	3,708

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.: (continued)

9.00%, with various maturities to 2027	$19		$19,059

9.50%, with maturity at 2027	9		9,339

Federal National Mortgage Association:

1.96%, (COF + 1.30%), with maturity at 2024(25)	126		124,705

1.965%, (COF + 1.30%), with maturity at 2033(25)	440		420,079

2.269%, (COF + 1.40%), with maturity at 2025(25)	86		84,596

2.319%, (1 yr. CMT + 2.15%), with maturity at 2028(25)	61		61,261

2.455%, (COF + 1.35%), with maturity at 2027(25)	26		25,185

2.469%, (COF + 1.60%), with maturity at 2024(25)	41		40,413

3.155%, (COF + 1.25%), with maturity at 2034(25)	137		137,136

3.238%, (COF + 1.25%), with maturity at 2035(25)	410		410,552

6.00%, with various maturities to 2035	10,097		10,346,127

6.334%, (COF + 2.00%), with maturity at 2032(25)	202		210,396

6.50%, with various maturities to 2038	3,721		3,825,372

7.00%, with various maturities to 2035	6,334		6,601,720

7.50%, with various maturities to 2027	8		8,007

7.725%, (1 yr. CMT + 2.23%), with maturity at 2025(25)	5		5,576

8.00%, with maturity at 2026	0	(32)	185

8.50%, with various maturities to 2037	827		878,963

9.00%, with various maturities to 2032	67		69,792

9.50%, with various maturities to 2031	19		19,641

11.50%, with maturity at 2031	78		86,537

Federal National Mortgage Association, 4.152%, (COF + 1.79%), with maturity at 2035(25)	864		875,420

Government National Mortgage Association:

2.00%, (1 yr. CMT + 1.50%), with maturity at 2024(25)	42		40,887

6.50%, with various maturities to 2032	153		157,577

7.00%, with various maturities to 2031	287		296,311

7.50%, with various maturities to 2028	29		29,486

8.00%, with maturity at 2023	3		3,206

9.00%, with maturity at 2025	2		1,973

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $42,583,647)			$39,330,756

U.S. Government Guaranteed Small Business Administration Loans(26)(27) — 0.6%
Security	Principal Amount (000’s omitted)		Value

1.66%, 8/15/42 to 4/15/43	$6,800		$342,374

1.91%, 9/15/42 to 2/15/43	7,724		449,431

1.93%, 3/15/41 to 5/15/42	1,988		120,324

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

1.96%, 9/15/42	$2,740	$157,034

2.16%, 2/15/42 to 4/15/43	8,760	588,937

2.24%, 10/4/23 to 8/25/42(28)	7,768	620,755

2.28%, 3/15/43	2,621	207,816

2.33%, 12/28/26 to 8/17/42(28)	18,886	1,162,625

2.36%, 9/15/42	1,853	136,492

2.38%, 2/15/41	619	40,913

2.39%, 7/15/39	935	60,172

2.41%, 7/15/42 to 4/15/43	17,734	1,361,729

2.46%, 1/15/43	1,421	129,736

2.66%, 4/15/43	4,347	377,892

2.71%, 8/15/27 to 9/15/42	4,199	353,542

2.91%, 10/15/42 to 4/15/43	8,823	859,128

2.93%, 4/15/42	902	92,264

2.96%, 7/15/27 to 12/15/42	4,875	378,415

3.16%, 9/15/42 to 4/15/43	4,058	465,601

3.21%, 6/15/27 to 3/15/43	4,405	397,983

3.41%, 3/15/43 to 4/15/43	5,771	615,883

3.46%, 3/15/27 to 9/15/42	4,095	410,713

3.66%, 1/15/43 to 6/15/43	6,096	780,335

3.71%, 3/15/28 to 10/15/42	7,773	709,300

3.78%, 5/15/27 to 6/15/42	2,930	310,559

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $18,850,568)		$11,129,953

U.S. Treasury Obligations — 2.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 1.75%, 8/15/41(29)	$55,958	$36,547,569

U.S. Treasury Inflation-Protected Bond, 0.125%, 2/15/52(30)	8,937	5,741,725

Total U.S. Treasury Obligations (identified cost $50,949,146)		$42,289,294

Warrants — 0.0%(7)
Security	Shares	Value

IRSA Inversiones y Representaciones S.A., Exp. 3/5/26(6)	201,760	$39,848

Total Warrants (identified cost $0)		$39,848

Miscellaneous — 0.0%
Security		Shares	Value

Financial Intermediaries — 0.0%

Alpha Holding S.A., Escrow Certificates(6)(8)		3,698,000	$0

Alpha Holding S.A., Escrow Certificates(6)(8)		7,780,000	0

Total Miscellaneous (identified cost $0)			$0

Short-Term Investments — 37.0%
Affiliated Fund — 11.1%
Security		Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(31)		205,847,417	$205,847,417

Total Affiliated Fund (identified cost $205,847,417)			$205,847,417

Repurchase Agreements — 1.2%
Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 10/6/22 with an interest rate of 0.00%, collateralized by EUR 4,000,000 Republic of Poland, 1.125%, due 8/7/26 and a market value, including accrued interest, of $3,659,349(34)	EUR	3,875	$3,829,468

Dated 10/6/22 with an interest rate of 0.35%, collateralized by EUR 4,000,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $3,313,660(34)	EUR	3,550	3,508,286

Dated 10/12/22 with an interest rate of 0.15% payable by the Portfolio, collateralized by EUR 2,000,000 Republic of Poland, 2.75%, due 5/25/32 and a market value, including accrued interest, of $1,723,924(34)	EUR	1,808	1,786,261

Dated 10/13/22 with an interest rate of 0.00%, collateralized by EUR 1,200,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $994,098(34)	EUR	1,052	1,039,145

Dated 10/14/22 with an interest rate of 0.10% payable by the Portfolio, collateralized by EUR 2,000,000 Republic of Poland, 1.50%, due 1/19/26 and a market value, including accrued interest, of $1,894,219(34)	EUR	2,015	1,991,323

Dated 10/17/22 with an interest rate of 0.05% payable by the Portfolio, collateralized by EUR 4,000,000 Republic of Poland, 1.375%, due 10/22/27 and a market value, including accrued interest, of $3,525,878(34)	EUR	3,785	3,740,525

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)

Dated 10/26/22 with an interest rate of 2.75%, collateralized by USD 6,000,000 Ghana Government International Bond, 6.375%, due 2/11/27 and a market value, including accrued interest, of $1,935,070(34)	USD	2,018	$2,017,500

Nomura International PLC:

Dated 10/24/22 with an interest rate of 2.15%, collateralized by EUR 1,974,000 Republic of Poland, 1.50%, due 9/9/25 and a market value, including accrued interest, of $1,859,187(34)	USD	1,933	1,932,961

Dated 10/24/22 with an interest rate of 2.15%, collateralized by EUR 790,000 Republic of Poland, 1.125%, due 8/7/26 and a market value, including accrued interest, of $722,746(34)	USD	747	746,961

Dated 10/25/22 with an interest rate of 2.15%, collateralized by EUR 1,956,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,620,280(34)	USD	1,665	1,664,554

Total Repurchase Agreements (identified cost $22,102,254)			$22,256,984

Sovereign Government Securities — 5.6%
Security		Principal Amount (000’s omitted)	Value

Israel — 4.6%

Bank of Israel Treasury Bill:

0.00%, 12/7/22	ILS	106,768	$30,173,317

0.00%, 12/7/22	ILS	182,431	51,556,139

0.00%, 1/4/23	ILS	5,337	1,504,306

0.00%, 1/4/23	ILS	5,337	1,504,305

0.00%, 1/4/23	ILS	3,755	1,058,373

			$85,796,440

Uganda — 0.8%

Uganda Treasury Bill:

0.00%, 3/30/23	UGX	29,078,200	$7,299,499

0.00%, 4/13/23	UGX	12,394,200	3,093,697

0.00%, 5/25/23	UGX	12,732,200	3,124,536

			$13,517,732

Security		Principal Amount (000’s omitted)	Value

Ukraine — 0.2%

Ukraine Treasury Bill, 0.00%, 3/1/23(8)	UAH	173,920	$4,103,850

			$4,103,850

Total Sovereign Government Securities (identified cost $108,304,292)			$103,418,022

U.S. Treasury Obligations — 19.1%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/1/22(29)		$150,000	$150,000,000

0.00%, 11/8/22(29)		28,840	28,825,062

0.00%, 11/15/22(29)		26,060	26,029,648

0.00%, 12/6/22		150,000	149,487,578

Total U.S. Treasury Obligations (identified cost $343,438,483)			$354,342,288

Total Short-Term Investments (identified cost $679,692,446)			$685,864,711

Total Purchased Options — 0.0%(7) (identified cost $1,284,303)			$21

Total Investments — 100.3% (identified cost $2,246,931,521)			$1,861,117,642

Securities Sold Short — (4.2)%

Exchange-Traded Funds — (3.0)%
Security		Shares	Value

United States — (3.0)%

iShares JP Morgan USD Emerging Markets Bond ETF		(710,600)	$(56,066,340)

Total Exchange-Traded Funds (proceeds $59,162,749)			$(56,066,340)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Sovereign Government Bonds — (1.2)%
Security		Principal Amount (000’s omitted)	Value

Ghana — (0.1)%

Ghana Government International Bond, 6.375%, 2/11/27(9)	USD	(6,000)	$(1,850,070)

			$(1,850,070)

Poland — (1.1)%

Republic of Poland

1.00%, 3/7/29(9)	EUR	(7,156)	$(5,881,832)

1.125%, 8/7/26(9)	EUR	(4,790)	(4,369,523)

1.375%, 10/22/27(9)	EUR	(4,000)	(3,524,389)

1.50%, 9/9/25(9)	EUR	(1,974)	(1,854,887)

1.50%, 1/19/26(9)	EUR	(2,000)	(1,870,988)

2.75%, 5/25/32(9)	EUR	(2,000)	(1,700,098)

			$(19,201,717)

Total Sovereign Government Bonds (proceeds $20,817,246)			$(21,051,787)

Total Securities Sold Short (proceeds $79,979,995)			$(77,118,127)

Other Assets, Less Liabilities — 3.9%			$71,794,029

Net Assets — 100.0%			$1,855,793,544

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $94,463,149 or 5.1% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2022.

(6)	Non-income producing security.

(7)	Amount is less than 0.05%.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $498,659,584 or 26.9% of the Portfolio’s net assets.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(11)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2022.

(12)	Security converts to variable rate after the indicated fixed-rate coupon period.

(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(16)	Quantity held represents principal in USD.

(17)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(18)	Restricted security (see Note 5).

(19)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(20)	Fixed-rate loan.

(21)	Step coupon security. Interest rate represents the rate in effect at October 31, 2022.

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

(22)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(23)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(24)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(25)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.

(26)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(27)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(28)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2022 of all interest only securities comprising the certificate.

(29)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(30)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(31)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

(32)	Principal amount is less than $500.

(33)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(34)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

Purchased Call Options — 0.0%(1)

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	623,900,000	1.06%	12/19/22	$6

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	304,600,000	1.09	1/4/23	15

Total						$21

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

BRL	13,325,728	USD	2,470,014	11/4/22	$109,110

BRL	13,069,000	USD	2,502,609	11/4/22	26,827

BRL	12,574,000	USD	2,407,387	11/4/22	26,244

BRL	2,056,440	USD	380,256	11/4/22	17,757

USD	7,889,455	BRL	41,025,168	11/4/22	(50,750)

USD	16,054,566	ZAR	275,865,616	11/18/22	1,055,112

USD	2,718,078	ZAR	46,704,738	11/18/22	178,633

USD	4,124,288	PHP	243,300,000	11/21/22	(62,374)

USD	4,767,148	PHP	281,400,000	11/21/22	(75,131)

USD	5,626,970	PHP	317,800,000	11/25/22	161,735

USD	5,626,173	PHP	317,800,000	11/25/22	160,938

USD	5,426,370	PHP	307,100,000	11/25/22	145,144

USD	4,518,574	PHP	255,200,000	11/25/22	129,876

USD	4,517,934	PHP	255,200,000	11/25/22	129,236

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	4,684,292	PHP	265,084,095	11/25/22	$125,617

USD	4,359,119	PHP	246,700,000	11/25/22	116,597

USD	3,762,149	PHP	212,900,000	11/25/22	100,888

BRL	41,025,168	USD	7,840,752	12/2/22	52,307

USD	4,976,207	PHP	294,900,000	12/2/22	(89,688)

USD	5,176,629	PHP	307,000,000	12/2/22	(97,124)

USD	7,615,257	PHP	451,600,000	12/2/22	(142,485)

AUD	23,000,000	USD	15,566,860	12/21/22	(831,505)

AUD	23,512,527	USD	15,913,984	12/21/22	(850,270)

COP	1,430,747,226	USD	320,221	12/21/22	(32,985)

COP	4,983,410,941	USD	1,115,356	12/21/22	(114,888)

EUR	1,157,895	USD	1,143,783	12/21/22	5,184

EUR	512,508	USD	505,361	12/21/22	3,196

EUR	37,283	USD	36,763	12/21/22	233

EUR	1,940,146	USD	1,928,697	12/21/22	(3,511)

EUR	6,646,671	USD	6,607,449	12/21/22	(12,030)

EUR	10,965,836	USD	10,901,126	12/21/22	(19,847)

IDR	111,190,000,000	USD	7,083,970	12/21/22	20,439

IDR	97,355,000,000	USD	6,203,326	12/21/22	17,105

IDR	87,150,000,000	USD	5,552,823	12/21/22	15,567

IDR	84,300,000,000	USD	5,372,986	12/21/22	13,305

IDR	77,601,314,897	USD	4,946,392	12/21/22	11,892

IDR	11,000,825,412	USD	734,899	12/21/22	(32,009)

IDR	96,495,817,000	USD	6,312,969	12/21/22	(147,435)

KRW	7,899,000,000	USD	5,676,934	12/21/22	(137,717)

KRW	10,132,000,000	USD	7,278,788	12/21/22	(173,667)

KRW	11,659,000,000	USD	8,397,622	12/21/22	(221,684)

NZD	6,892,773	USD	4,142,557	12/21/22	(132,093)

NZD	25,450,000	USD	15,295,450	12/21/22	(487,723)

PEN	8,358,992	USD	2,081,941	12/21/22	4,580

USD	9,276,578	CLP	8,891,600,000	12/21/22	(70,488)

USD	5,102,999	CLP	5,010,890,000	12/21/22	(164,570)

USD	9,614,949	COP	43,098,048,000	12/21/22	962,600

USD	4,621,921	COP	20,717,297,000	12/21/22	462,723

USD	4,083,093	COP	18,302,057,000	12/21/22	408,779

USD	4,028,080	COP	18,101,062,000	12/21/22	394,117

USD	2,292,736	COP	10,302,639,992	12/21/22	224,382

USD	1,936,304	COP	8,701,208,000	12/21/22	189,453

USD	1,710,568	COP	7,686,814,000	12/21/22	167,366

USD	1,102,122	COP	4,952,495,000	12/21/22	107,861

USD	973,636	COP	4,375,129,000	12/21/22	95,286

USD	2,455,263	COP	12,129,000,000	12/21/22	20,249

USD	192,395	COP	862,390,000	12/21/22	19,262

USD	2,444,560	COP	12,128,000,000	12/21/22	9,747

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	2,442,699	COP	12,128,000,000	12/21/22	$7,886

USD	80,602	COP	362,202,000	12/21/22	7,886

USD	45,877	COP	206,155,226	12/21/22	4,490

USD	2,052,700	COP	10,205,000,000	12/21/22	3,948

USD	51,451,452	EUR	51,133,440	12/21/22	712,296

USD	44,423,602	EUR	44,149,028	12/21/22	615,002

USD	14,641,248	EUR	14,550,753	12/21/22	202,694

USD	11,645,591	EUR	11,573,612	12/21/22	161,222

USD	11,068,412	EUR	11,000,000	12/21/22	153,232

USD	9,483,014	EUR	9,424,401	12/21/22	131,283

USD	9,217,008	EUR	9,160,039	12/21/22	127,601

USD	8,251,451	EUR	8,200,450	12/21/22	114,233

USD	6,828,961	EUR	6,786,752	12/21/22	94,540

USD	4,553,724	EUR	4,525,578	12/21/22	63,042

USD	4,436,722	EUR	4,409,299	12/21/22	61,422

USD	4,028,564	EUR	4,003,664	12/21/22	55,772

USD	3,571,727	EUR	3,549,651	12/21/22	49,447

USD	17,434,867	EUR	17,538,361	12/21/22	31,742

USD	2,205,571	EUR	2,191,939	12/21/22	30,534

USD	1,952,212	EUR	1,940,146	12/21/22	27,027

USD	1,559,640	EUR	1,550,000	12/21/22	21,592

USD	7,627,523	EUR	7,672,800	12/21/22	13,887

USD	222,151	EUR	220,778	12/21/22	3,075

USD	191,487	EUR	190,303	12/21/22	2,651

USD	1,151,062	EUR	1,157,895	12/21/22	2,096

USD	546,707	EUR	549,791	12/21/22	1,155

USD	569,989	EUR	573,373	12/21/22	1,038

USD	8,193,813	IDR	122,082,900,000	12/21/22	393,409

USD	7,910,850	IDR	117,824,200,000	12/21/22	382,553

USD	7,958,606	IDR	119,243,800,000	12/21/22	339,605

USD	4,430,130	IDR	66,016,200,000	12/21/22	212,070

USD	3,010,897	IDR	45,011,700,000	12/21/22	134,905

USD	2,900,906	IDR	43,430,040,309	12/21/22	125,973

USD	2,778,348	IDR	41,595,210,550	12/21/22	120,651

USD	953,049	IDR	14,202,000,000	12/21/22	45,622

USD	9,986,207	INR	800,000,000	12/21/22	378,631

USD	5,471,913	INR	438,170,000	12/21/22	209,724

USD	4,994,849	INR	400,000,000	12/21/22	191,061

USD	1,049,953	KRW	1,500,000,000	12/21/22	(1,931)

USD	20,921,095	KRW	29,842,520,000	12/21/22	(6,136)

USD	11,650,987	NZD	19,386,001	12/21/22	371,513

USD	4,142,557	NZD	6,892,773	12/21/22	132,093

USD	14,077,531	PEN	55,053,000	12/21/22	335,540

USD	6,144,678	PEN	24,144,284	12/21/22	117,930

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	5,591,973	PEN	21,958,000	12/21/22	$110,952

BRL	22,621,000	USD	4,137,334	1/4/23	184,419

BRL	14,396,832	USD	2,635,142	1/4/23	115,381

IDR	47,741,000,000	USD	3,130,270	1/11/23	(83,452)

IDR	50,866,000,000	USD	3,333,290	1/11/23	(87,035)

IDR	57,225,000,000	USD	3,753,936	1/11/23	(101,851)

JPY	2,994,331,969	USD	20,960,844	1/12/23	(632,669)

USD	2,113,362	JPY	301,901,352	1/12/23	63,788

USD	1,925,068	JPY	275,390,000	1/12/23	55,477

USD	4,910,317	PHP	289,910,000	1/26/23	(44,656)

USD	5,169,681	PHP	305,890,000	1/26/23	(58,413)

USD	5,001,705	IDR	76,251,000,000	7/11/23	180,770

USD	2,871,294	IDR	43,770,000,000	7/11/23	103,955

USD	2,350,682	IDR	35,811,000,000	7/11/23	86,548

					$7,816,593

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	947,511	USD	931,294	Goldman Sachs International	11/1/22	$5,083	$—

KZT	228,587,089	USD	473,756	Citibank, N.A.	11/1/22	15,567	—

KZT	228,587,090	USD	473,756	Citibank, N.A.	11/1/22	15,567	—

KZT	63,101,054	USD	130,779	Citibank, N.A.	11/1/22	4,297	—

KZT	63,101,056	USD	130,779	Citibank, N.A.	11/1/22	4,297	—

USD	951,481	EUR	947,511	JPMorgan Chase Bank, N.A.	11/1/22	15,103	—

USD	134,765	KZT	63,101,054	Citibank, N.A.	11/1/22	—	(312)

USD	134,765	KZT	63,101,056	Citibank, N.A.	11/1/22	—	(312)

USD	488,194	KZT	228,587,090	Citibank, N.A.	11/1/22	—	(1,129)

USD	488,194	KZT	228,587,091	Citibank, N.A.	11/1/22	—	(1,129)

EUR	2,587,306	USD	2,556,093	Bank of America, N.A.	11/4/22	1,160	—

EUR	496,289	USD	499,739	Bank of America, N.A.	11/4/22	—	(9,215)

EUR	487,303	USD	488,332	HSBC Bank USA, N.A.	11/4/22	—	(6,689)

EUR	3,684,014	USD	3,575,004	UBS AG	11/4/22	66,218	—

EUR	3,385,381	USD	3,323,628	UBS AG	11/4/22	22,430	—

EUR	515,556	USD	501,595	UBS AG	11/4/22	7,972	—

EUR	116,589	USD	114,515	UBS AG	11/4/22	721	—

EUR	1,616,460	USD	1,610,718	UBS AG	11/4/22	—	(13,034)

EUR	920,800	USD	925,484	UBS AG	11/4/22	—	(15,380)

USD	2,129,156	EUR	2,136,685	Bank of America, N.A.	11/4/22	17,289	—

USD	186,066	EUR	188,338	Bank of America, N.A.	11/4/22	—	(84)

USD	97,371	EUR	98,804	Bank of America, N.A.	11/4/22	—	(286)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	522,917	EUR	538,093	Citibank, N.A.	11/4/22	$—	$(8,926)

USD	8,184,516	EUR	8,369,490	Goldman Sachs International	11/4/22	—	(87,758)

USD	3,045,638	EUR	3,130,298	Standard Chartered Bank	11/4/22	—	(48,300)

USD	4,660,189	EUR	4,766,445	Standard Chartered Bank	11/4/22	—	(50,892)

USD	8,995,420	EUR	9,232,500	State Street Bank and Trust Company	11/4/22	—	(129,841)

USD	81,335	EUR	83,779	UBS AG	11/4/22	—	(1,471)

USD	1,923,069	EUR	1,953,707	UBS AG	11/4/22	—	(7,945)

USD	1,265,914	EUR	1,289,801	UBS AG	11/4/22	—	(8,905)

USD	1,209,210	EUR	1,235,914	UBS AG	11/4/22	—	(12,349)

USD	1,324,840	EUR	1,365,622	UBS AG	11/4/22	—	(24,919)

EUR	1,157,300	USD	1,138,006	JPMorgan Chase Bank, N.A.	11/7/22	6,085	—

KZT	562,736,949	USD	1,157,300	JPMorgan Chase Bank, N.A.	11/7/22	45,166	—

KZT	560,421,179	USD	1,161,495	JPMorgan Chase Bank, N.A.	11/7/22	36,023	—

TRY	76,942,042	USD	4,023,219	Standard Chartered Bank	11/7/22	98,220	—

USD	1,157,337	EUR	1,157,300	JPMorgan Chase Bank, N.A.	11/7/22	13,246	—

USD	2,782,134	TRY	53,642,042	Standard Chartered Bank	11/7/22	—	(91,229)

USD	1,153,334	TRY	23,300,000	Standard Chartered Bank	11/7/22	—	(94,742)

USD	895,333	ARS	157,489,000	Bank of America, N.A.	11/14/22	—	(75,043)

USD	3,374,003	ARS	577,798,000	Goldman Sachs International	11/14/22	—	(186,124)

USD	531,321	ZMW	9,749,738	Standard Chartered Bank	11/16/22	—	(69,762)

USD	10,216,622	CNH	70,000,000	Standard Chartered Bank	11/17/22	667,010	—

USD	7,311,047	CNH	49,300,000	Standard Chartered Bank	11/17/22	585,392	—

USD	7,785,171	CNH	53,280,000	Standard Chartered Bank	11/17/22	516,553	—

EUR	2,807,762	USD	2,761,128	UBS AG	11/18/22	16,759	—

KZT	346,056,639	USD	701,940	Citibank, N.A.	11/18/22	34,625	—

KZT	345,846,057	USD	701,940	Citibank, N.A.	11/18/22	34,177	—

KZT	345,705,669	USD	701,940	Citibank, N.A.	11/18/22	33,878	—

KZT	345,530,184	USD	701,940	Citibank, N.A.	11/18/22	33,505	—

USD	1,436,770	EUR	1,403,881	Standard Chartered Bank	11/18/22	47,827	—

USD	1,424,933	EUR	1,403,881	Standard Chartered Bank	11/18/22	35,990	—

USD	759,346	PHP	44,820,000	Standard Chartered Bank	11/21/22	—	(11,908)

EUR	1,120,488	USD	1,102,627	Citibank, N.A.	11/22/22	6,256	—

KZT	275,976,093	USD	560,244	Citibank, N.A.	11/22/22	26,324	—

KZT	275,639,947	USD	560,244	Citibank, N.A.	11/22/22	25,609	—

USD	1,132,442	EUR	1,120,488	UBS AG	11/22/22	23,559	—

USD	1,958,615	KES	262,944,069	ICBC Standard Bank plc	11/23/22	—	(183,710)

USD	1,958,615	KES	262,944,069	ICBC Standard Bank plc	11/23/22	—	(183,710)

EUR	467,683	USD	460,384	UBS AG	11/25/22	2,555	—

KZT	226,358,658	USD	467,683	JPMorgan Chase Bank, N.A.	11/25/22	12,914	—

USD	469,692	EUR	467,683	Standard Chartered Bank	11/25/22	6,753	—

EUR	2,801,219	USD	2,757,963	Citibank, N.A.	11/28/22	15,438	—

KZT	1,378,900,038	USD	2,801,219	Citibank, N.A.	11/28/22	123,300	—

KZT	549,879,284	USD	1,120,488	Citibank, N.A.	11/28/22	45,755	—

KZT	548,758,796	USD	1,120,488	Citibank, N.A.	11/28/22	43,379	—

USD	2,820,542	EUR	2,801,219	UBS AG	11/28/22	47,140	—

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	750,332	USD	738,978	JPMorgan Chase Bank, N.A.	12/2/22	$4,116	$—

KZT	365,224,045	USD	750,332	JPMorgan Chase Bank, N.A.	12/2/22	23,178	—

KZT	105,048,425	USD	215,816	JPMorgan Chase Bank, N.A.	12/2/22	6,667	—

USD	752,906	EUR	750,332	Standard Chartered Bank	12/2/22	9,812	—

KZT	1,540,774,890	USD	3,154,094	JPMorgan Chase Bank, N.A.	12/6/22	103,938	—

KZT	461,173,278	USD	948,428	JPMorgan Chase Bank, N.A.	12/6/22	26,741	—

KZT	885,837,456	USD	1,810,603	Citibank, N.A.	12/7/22	61,793	—

USD	85,219,236	ILS	289,200,000	Citibank, N.A.	12/8/22	3,190,971	—

SGD	7,570,000	USD	5,257,989	Goldman Sachs International	12/12/22	90,857	—

SGD	5,550,000	USD	3,853,110	Goldman Sachs International	12/12/22	68,435	—

SGD	11,520,000	USD	8,122,343	Goldman Sachs International	12/12/22	17,513	—

SGD	6,590,000	USD	4,641,630	Standard Chartered Bank	12/12/22	14,763	—

SGD	5,810,000	USD	4,092,745	Standard Chartered Bank	12/12/22	12,512	—

SGD	11,400,000	USD	8,116,623	Standard Chartered Bank	12/12/22	—	(61,558)

SGD	13,000,000	USD	9,258,831	Standard Chartered Bank	12/12/22	—	(73,230)

SGD	11,500,000	USD	8,102,894	UBS AG	12/12/22	22,830	—

SGD	10,000,000	USD	7,046,506	UBS AG	12/12/22	19,340	—

USD	774,096	ARS	142,511,000	Bank of America, N.A.	12/12/22	—	(38,490)

KZT	566,500,108	USD	1,157,895	JPMorgan Chase Bank, N.A.	12/13/22	36,673	—

KZT	565,631,687	USD	1,157,895	JPMorgan Chase Bank, N.A.	12/13/22	34,842	—

USD	708,428	ZMW	13,141,337	ICBC Standard Bank plc	12/13/22	—	(96,691)

USD	885,535	ZMW	16,152,155	ICBC Standard Bank plc	12/13/22	—	(104,045)

ZMW	13,259,972	USD	729,572	ICBC Standard Bank plc	12/13/22	82,815	—

EUR	4,406,024	PLN	21,151,116	Standard Chartered Bank	12/14/22	—	(33,344)

EUR	4,406,024	PLN	21,151,117	Standard Chartered Bank	12/14/22	—	(33,344)

USD	345,403	TRY	6,888,019	Standard Chartered Bank	12/14/22	—	(12,822)

USD	6,080,303	TRY	119,599,916	Standard Chartered Bank	12/14/22	—	(139,716)

USD	8,067,303	ZAR	149,422,000	Standard Chartered Bank	12/14/22	—	(40,785)

USD	8,047,494	ZAR	149,422,000	Standard Chartered Bank	12/14/22	—	(60,594)

ZAR	288,251,716	USD	16,411,073	Standard Chartered Bank	12/14/22	—	(769,667)

EUR	1,736,842	USD	1,711,893	JPMorgan Chase Bank, N.A.	12/15/22	10,493	—

KZT	851,921,215	USD	1,736,842	JPMorgan Chase Bank, N.A.	12/15/22	58,167	—

USD	1,747,719	EUR	1,736,842	Bank of America, N.A.	12/15/22	25,333	—

USD	5,360,432	ZAR	97,500,000	Bank of America, N.A.	12/15/22	70,183	—

USD	29,772,916	ZAR	530,225,858	State Street Bank and Trust Company	12/15/22	1,003,410	—

USD	19,957,585	ZAR	352,401,052	State Street Bank and Trust Company	12/15/22	836,669	—

USD	15,040,163	ZAR	264,300,789	State Street Bank and Trust Company	12/15/22	699,476	—

USD	10,026,775	ZAR	176,200,526	State Street Bank and Trust Company	12/15/22	466,318	—

USD	8,259,467	ZAR	147,092,855	State Street Bank and Trust Company	12/15/22	278,362	—

USD	5,536,543	ZAR	97,761,503	State Street Bank and Trust Company	12/15/22	232,105	—

USD	4,172,374	ZAR	73,321,127	State Street Bank and Trust Company	12/15/22	194,046	—

USD	2,781,583	ZAR	48,880,751	State Street Bank and Trust Company	12/15/22	129,364	—

USD	24,358,948	ZAR	439,956,000	UBS AG	12/15/22	487,392	—

ZAR	13,943,614	USD	789,671	State Street Bank and Trust Company	12/15/22	—	(33,105)

ZAR	13,943,614	USD	793,468	State Street Bank and Trust Company	12/15/22	—	(36,902)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

ZAR	13,943,614	USD	793,468	State Street Bank and Trust Company	12/15/22	$—	$(36,902)

ZAR	42,364,787	USD	2,378,841	State Street Bank and Trust Company	12/15/22	—	(80,172)

CZK	262,400,000	EUR	10,579,617	UBS AG	12/16/22	70,187	—

EUR	10,534,497	CZK	262,400,000	UBS AG	12/16/22	—	(114,936)

MXN	5,737,351	USD	282,748	Goldman Sachs International	12/21/22	4,355	—

MXN	262,621,418	USD	12,912,593	UBS AG	12/21/22	229,246	—

MXN	252,080,158	USD	12,419,916	UBS AG	12/21/22	194,428	—

THB	95,886,066	USD	2,542,810	Standard Chartered Bank	12/21/22	—	(12,389)

USD	25,479,471	MXN	520,438,928	Standard Chartered Bank	12/21/22	—	(563,815)

USD	3,168,014	MYR	14,500,000	Barclays Bank PLC	12/21/22	100,246	—

USD	30,822,254	MYR	139,332,000	Goldman Sachs International	12/21/22	1,343,758	—

USD	3,560,118	MYR	16,300,000	Goldman Sachs International	12/21/22	111,524	—

USD	3,169,399	MYR	14,500,000	Goldman Sachs International	12/21/22	101,631	—

USD	14,636,526	THB	536,250,000	Standard Chartered Bank	12/21/22	484,955	—

USD	5,265,156	THB	192,810,000	Standard Chartered Bank	12/21/22	176,924	—

USD	1,521,264	THB	56,000,000	Standard Chartered Bank	12/21/22	43,431	—

USD	1,083,419	THB	39,886,066	Standard Chartered Bank	12/21/22	30,831	—

USD	3,908,529	THB	148,700,000	Standard Chartered Bank	12/21/22	—	(15,645)

USD	4,845,491	THB	184,400,000	Standard Chartered Bank	12/21/22	—	(20,802)

USD	10,346,514	THB	393,540,000	Standard Chartered Bank	12/21/22	—	(38,958)

CNH	57,640,000	USD	8,620,960	Standard Chartered Bank	12/22/22	—	(741,059)

CNH	65,240,000	USD	9,755,777	Standard Chartered Bank	12/22/22	—	(836,888)

USD	6,767,679	CNH	45,300,000	Bank of America, N.A.	12/22/22	574,766	—

USD	6,854,470	CNH	46,000,000	Bank of America, N.A.	12/22/22	565,861	—

USD	6,715,842	CNH	45,041,000	Bank of America, N.A.	12/22/22	558,337	—

USD	20,991,046	CNH	140,500,000	BNP Paribas	12/22/22	1,783,445	—

USD	6,157,820	CNH	41,200,000	BNP Paribas	12/22/22	525,413	—

USD	4,810,855	CNH	32,200,000	JPMorgan Chase Bank, N.A.	12/22/22	408,828	—

USD	7,403,887	CNH	49,700,000	Standard Chartered Bank	12/22/22	609,455	—

USD	6,870,922	CNH	46,000,000	Standard Chartered Bank	12/22/22	582,313	—

USD	5,736,438	CNH	38,400,000	Standard Chartered Bank	12/22/22	486,816	—

USD	5,036,293	CNH	33,700,000	Standard Chartered Bank	12/22/22	429,203	—

USD	4,101,477	ILS	14,416,282	Goldman Sachs International	1/4/23	—	(1,266)

USD	556,109	ZMW	9,271,734	Societe Generale	1/19/23	—	(6,764)

USD	2,344,847	ZMW	40,565,851	Goldman Sachs International	1/26/23	—	(113,198)

USD	703,454	ZMW	12,127,548	Societe Generale	1/26/23	—	(31,402)

USD	780,966	ZMW	13,413,090	Societe Generale	1/30/23	—	(30,910)

USD	1,660,316	AED	6,100,000	Standard Chartered Bank	2/10/23	—	(288)

USD	539,264	ZMW	10,281,059	Societe Generale	2/17/23	—	(79,797)

AED	475,000,000	USD	129,378,439	Standard Chartered Bank	3/6/23	—	(70,579)

USD	20,676,936	AED	76,129,895	BNP Paribas	3/6/23	—	(47,682)

USD	81,481,884	AED	300,000,000	Credit Agricole Corporate and Investment Bank	3/6/23	—	(186,238)

USD	138,538,867	AED	510,072,400	Standard Chartered Bank	3/6/23	—	(316,650)

OMR	14,400,000	USD	37,377,356	Standard Chartered Bank	3/13/23	49,846	—

USD	36,781,609	OMR	14,400,000	Standard Chartered Bank	3/13/23	—	(645,592)

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	12,458,545	SAR	46,808,000	Standard Chartered Bank	3/14/23	$12,166	$—

USD	10,671,214	BHD	4,061,000	Standard Chartered Bank	3/15/23	—	(76,511)

USD	16,178,854	BHD	6,120,833	Standard Chartered Bank	3/16/23	—	(20,113)

OMR	7,000,000	USD	18,171,580	Standard Chartered Bank	3/29/23	21,774	—

USD	19,454,755	OMR	7,600,000	Standard Chartered Bank	3/29/23	—	(298,029)

USD	354,214	ZMW	6,960,304	Standard Chartered Bank	5/17/23	—	(53,811)

USD	1,958,615	KES	280,081,950	Standard Chartered Bank	5/25/23	—	(134,154)

USD	1,509,009	KES	219,560,746	Standard Chartered Bank	6/12/23	—	(115,416)

USD	4,947,269	EGP	109,037,808	Goldman Sachs International	7/20/23	762,543	—

USD	3,258,751	EGP	72,637,560	Goldman Sachs International	7/20/23	471,018	—

USD	3,258,751	EGP	73,419,660	Goldman Sachs International	7/27/23	447,037	—

USD	1,175,197	KES	178,630,000	Standard Chartered Bank	8/4/23	—	(110,786)

USD	12,438,538	SAR	46,800,000	Standard Chartered Bank	3/14/24	356	—

USD	10,754,098	BHD	4,100,000	Standard Chartered Bank	3/18/24	—	(43,608)

USD	9,004,416	OMR	3,568,000	BNP Paribas	4/8/24	—	(256,573)

USD	1,267,427	OMR	500,000	Standard Chartered Bank	4/22/24	—	(30,261)

USD	16,212,793	OMR	6,400,000	Standard Chartered Bank	5/28/24	—	(394,455)

USD	9,388,519	OMR	3,711,000	BNP Paribas	7/8/24	—	(239,002)

USD	9,916,350	OMR	3,912,000	Standard Chartered Bank	7/8/24	—	(232,630)

USD	8,357,531	OMR	3,310,000	BNP Paribas	7/29/24	—	(228,715)

						$22,258,949	$(9,085,393)

Non-Deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/21/22	COP	33,880,700	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	$6,860,177	$(117,268)

11/22/22	COP	33,088,850	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	6,699,843	(274,158)

11/23/22	COP	34,377,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,960,668	96,948

12/3/22	COP	12,267,570	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	2,483,942	9,409

12/7/22	COP	17,189,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	3,480,435	(21,728)

12/8/22	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	8,470,565	387,782

12/8/22	COP	45,513,100	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	9,215,510	293,182

12/8/22	COP	5,448,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,103,113	(25,455)

12/14/22	COP	20,731,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	4,197,621	(14,398)

12/15/22	COP	33,804,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,844,768	(55,764)

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Non-Deliverable Bond Forward Contracts* (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

12/16/22	COP	56,130,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$11,365,346	$180,391

12/19/22	COP	39,685,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	8,035,434	(58,635)

12/20/22	COP	12,350,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,500,754	(643)

12/21/22	COP	38,245,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,743,984	257,495

12/23/22	COP	48,702,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	9,861,200	314,888

1/10/23	COP	32,026,200	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,484,677	—

						$972,046

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

WTI Crude Oil	439	Long	2/21/23	$36,384,320	$3,339,493

WTI Crude Oil	(417)	Short	11/21/22	(36,083,010)	708,548

Equity Futures

S&P/TSX 60 Index	(46)	Short	12/15/22	(7,952,376)	(104,168)

SGX CNX Nifty Index	(277)	Short	11/24/22	(10,018,491)	(229,937)

Interest Rate Futures

Australia 10-Year Treasury Bond	285	Long	12/15/22	21,599,230	(154,388)

Euro-Bobl	(253)	Short	12/8/22	(29,920,752)	283,868

Euro-Bund	(164)	Short	12/8/22	(22,437,380)	116,934

Euro-Buxl	(69)	Short	12/8/22	(9,834,251)	937,098

Japan 10-Year Bond	(35)	Short	12/13/22	(35,017,654)	(81,583)

U.S. 2-Year Treasury Note	(236)	Short	12/30/22	(48,234,344)	680,371

U.S. 5-Year Treasury Note	(914)	Short	12/30/22	(97,426,687)	3,681,091

U.S. 10-Year Treasury Note	(853)	Short	12/20/22	(94,336,469)	4,828,183

U.S. Ultra 10-Year Treasury Note	(303)	Short	12/20/22	(35,143,266)	3,044,527

U.S. Ultra-Long Treasury Bond	(295)	Short	12/20/22	(37,658,594)	6,515,271

					$23,565,308

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$682,059

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	682,059

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	681,393

EUR	6,070	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	741,764

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(802,517)

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(802,517)

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(804,572)

EUR	6,070	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(927,382)

USD	22,010	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.90% (pays upon termination)	1/11/27	(927,485)

USD	28,400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(1,205,877)

USD	9,970	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(429,690)

USD	19,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	822,653

USD	9,450	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	405,355

USD	9,950	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	512,321

							$(1,372,436)

Interest Rate Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

AUD	166,490	Pays	6-month AUD Bank Bill (pays semi-annually)	1.58% (pays semi-annually)	1/17/24	$(2,770,050)	$—	$(2,770,050)

BRL	88,777	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.48% (pays upon termination)	1/2/25	(71,616)	—	(71,616)

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	88,682	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.49% (pays upon termination)	1/2/25	$(68,029)	$—	$(68,029)

BRL	58,441	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.51% (pays upon termination)	1/2/25	(40,207)	—	(40,207)

BRL	245,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.74% (pays upon termination)	1/2/25	(6,836)	—	(6,836)

CAD	91,320	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.19% (pays semi-annually)	1/18/24	(1,562,009)	—	(1,562,009)

CAD	61,550	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.19% (pays semi-annually)	1/18/24	(1,051,498)	—	(1,051,498)

CAD	23,880	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	3.45% (pays semi-annually)	7/21/27	(290,628)	12	(290,616)

CAD	28,000	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	3.86% (pays semi-annually)	9/21/27	48,274	—	48,274

CLP	1,634,800	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.20% (pays semi-annually)	4/8/32	(23,911)	—	(23,911)

CLP	5,021,220	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.35% (pays semi-annually)	4/11/32	(19,630)	—	(19,630)

CLP	963,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.40% (pays semi-annually)	4/20/32	786	—	786

CLP	4,902,560	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.38% (pays semi-annually)	4/22/32	(413)	—	(413)

CNY	54,356	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	106,348	—	106,348

CNY	111,909	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	218,952	—	218,952

CNY	44,764	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	89,406	—	89,406

CNY	63,948	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	127,723	—	127,723

CNY	108,712	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	214,174	—	214,174

CNY	150,310	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	296,127	—	296,127

CNY	162,492	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.26% (pays quarterly)	2/7/27	(27,553)	—	(27,553)

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	58,497	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.26% (pays quarterly)	2/8/27	$(8,918)	$—	$(8,918)

CNY	37,211	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.27% (pays quarterly)	2/8/27	(4,610)	—	(4,610)

CNY	57,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	42,190	—	42,190

CNY	98,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	71,803	—	71,803

CNY	42,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	39,009	—	39,009

CNY	49,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	46,500	—	46,500

CNY	32,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.51% (pays quarterly)	9/21/27	33,575	—	33,575

CNY	16,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	17,902	—	17,902

CNY	49,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	53,927	—	53,927

CNY	49,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	52,705	—	52,705

CNY	49,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.53% (pays quarterly)	9/21/27	54,232	—	54,232

COP	62,519,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	2,231,658	—	2,231,658

COP	29,306,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(1,137,442)	—	(1,137,442)

COP	44,982,400	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(1,732,728)	—	(1,732,728)

COP	59,477,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	(2,268,791)	—	(2,268,791)

COP	29,163,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(1,098,339)	—	(1,098,339)

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	304,539	—	304,539

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	299,200	—	299,200

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	$589,365	$—	$589,365

COP	2,672,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	106,038	—	106,038

COP	6,280,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	247,882	(80)	247,802

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	583,616	—	583,616

COP	8,554,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	335,121	—	335,121

COP	15,965,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	620,607	—	620,607

COP	8,996,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	347,690	—	347,690

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	572,938	—	572,938

COP	2,605,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	100,644	—	100,644

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	566,367	—	566,367

COP	7,973,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	301,829	—	301,829

COP	6,681,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	245,475	—	245,475

COP	30,984,585	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	1,097,962	—	1,097,962

COP	26,646,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.86% (pays quarterly)	11/26/25	932,523	—	932,523

COP	14,717,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.90% (pays quarterly)	11/26/25	512,155	—	512,155

COP	11,377,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(346,438)	—	(346,438)

COP	17,135,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.00% (pays quarterly)	11/26/25	491,365	—	491,365

COP	48,548,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.05% (pays quarterly)	11/26/25	1,378,180	—	1,378,180

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	14,897,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.06% (pays quarterly)	11/26/25	$403,565	$—	$403,565

COP	31,413,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.09% (pays quarterly)	11/26/25	846,536	—	846,536

COP	15,278,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.14% (pays quarterly)	11/26/25	407,959	—	407,959

COP	15,707,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.18% (pays quarterly)	11/26/25	416,165	—	416,165

COP	32,127,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	838,767	—	838,767

COP	69,340,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.03% (pays quarterly)	11/26/25	1,592,685	—	1,592,685

COP	7,173,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.60% (pays quarterly)	11/26/25	102,480	—	102,480

COP	13,620,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.75% (pays quarterly)	11/26/25	183,042	—	183,042

COP	7,173,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.85% (pays quarterly)	11/26/25	92,425	—	92,425

COP	7,264,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.23% (pays quarterly)	11/26/25	78,183	—	78,183

COP	5,012,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.42% (pays quarterly)	11/26/25	48,890	—	48,890

COP	11,982,293	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.00% (pays quarterly)	11/26/25	77,912	—	77,912

COP	4,471,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.17% (pays quarterly)	11/26/25	24,825	(78)	24,747

COP	8,584,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.28% (pays quarterly)	11/26/25	42,594	—	42,594

COP	41,202,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	1,642,999	—	1,642,999

COP	25,188,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	989,681	—	989,681

COP	26,964,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	1,045,215	—	1,045,215

COP	38,278,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/27	(248,841)	—	(248,841)

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	5,692,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	12.10% (pays quarterly)	12/21/27	$(44,091)	$—	$(44,091)

COP	6,893,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	350,366	—	350,366

COP	4,923,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	249,858	—	249,858

COP	8,080,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/32	(93,902)	—	(93,902)

EUR	1,974	Pays	6-month EURIBOR (pays semi-annually)	2.98% (pays annually)	10/26/25	3,612	—	3,612

EUR	4,314	Pays	6-month EURIBOR (pays semi-annually)	3.06% (pays annually)	10/11/26	27,315	—	27,315

EUR	2,000	Pays	6-month EURIBOR (pays semi-annually)	3.10% (pays annually)	10/18/26	14,371	—	14,371

EUR	789	Pays	6-month EURIBOR (pays semi-annually)	2.99% (pays annually)	10/26/26	2,185	—	2,185

EUR	13,257	Receives	1-day Euro Short-Term Rate (pays annually)	0.78% (pays annually)	4/7/27	960,691	—	960,691

EUR	13,257	Receives	1-day Euro Short-Term Rate (pays annually)	0.98% (pays annually)	4/13/27	840,795	—	840,795

EUR	2,000	Pays	6-month EURIBOR (pays semi-annually)	3.09% (pays annually)	10/19/27	14,806	—	14,806

EUR	2,000	Pays	6-month EURIBOR (pays semi-annually)	3.12% (pays annually)	10/19/27	18,146	—	18,146

EUR	3,629	Pays	6-month EURIBOR (pays semi-annually)	3.03% (pays annually)	10/10/29	18,847	—	18,847

EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.17% (pays annually)	10/17/29	16,039	—	16,039

EUR	1,781	Pays	6-month EURIBOR (pays semi-annually)	3.01% (pays annually)	10/27/29	5,128	—	5,128

EUR	3,112	Receives	1-day Euro Short-Term Rate (pays annually)	0.98% (pays annually)	4/7/32	432,082	—	432,082

EUR	3,112	Receives	1-day Euro Short-Term Rate (pays annually)	1.19% (pays annually)	4/13/32	375,143	—	375,143

EUR	400	Pays	6-month EURIBOR (pays semi-annually)	3.26% (pays annually)	10/17/32	7,990	—	7,990

EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.31% (pays annually)	10/18/32	19,728	—	19,728

EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	10/19/32	12,278	—	12,278

INR	1,229,600	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.33% (pays semi-annually)	9/21/27	354,674	—	354,674

INR	623,000	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.33% (pays semi-annually)	9/21/27	178,764	—	178,764

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

INR	918,100	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.34% (pays semi-annually)	9/21/27	$262,518	$—	$262,518

INR	1,532,919	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.34% (pays semi-annually)	9/21/27	432,545	—	432,545

INR	1,267,681	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.36% (pays semi-annually)	9/21/27	346,566	—	346,566

INR	791,400	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.53% (pays semi-annually)	9/21/27	150,806	—	150,806

INR	1,280,600	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.53% (pays semi-annually)	9/21/27	242,420	—	242,420

JPY	752,246	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.56% (pays annually)	1/11/52	782,121	—	782,121

JPY	790,839	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.56% (pays annually)	1/11/52	828,414	—	828,414

JPY	956,915	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.56% (pays annually)	1/11/52	998,141	—	998,141

KRW	154,705,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(2,604,295)	—	(2,604,295)

KRW	106,378,100	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(1,790,132)	—	(1,790,132)

KRW	67,516,400	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(1,085,350)	—	(1,085,350)

KRW	13,539,300	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.94% (pays quarterly)	9/21/25	(49,797)	—	(49,797)

KRW	24,730,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.97% (pays quarterly)	9/21/25	(79,773)	—	(79,773)

KRW	15,418,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.70% (pays quarterly)	9/21/27	(183,970)	—	(183,970)

KRW	12,397,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.73% (pays quarterly)	9/21/27	(135,849)	—	(135,849)

NZD	91,380	Pays	3-month NZD Bank Bill (pays quarterly)	2.69% (pays semi-annually)	1/18/24	(1,312,929)	—	(1,312,929)

NZD	89,240	Pays	3-month NZD Bank Bill (pays quarterly)	2.71% (pays semi-annually)	1/18/24	(1,272,272)	—	(1,272,272)

NZD	7,990	Pays	3-month NZD Bank Bill (pays quarterly)	3.98% (pays semi-annually)	7/25/27	(106,089)	—	(106,089)

NZD	10,640	Pays	3-month NZD Bank Bill (pays quarterly)	4.00% (pays semi-annually)	7/25/27	(136,567)	—	(136,567)

NZD	13,770	Pays	3-month NZD Bank Bill (pays quarterly)	4.00% (pays semi-annually)	7/25/27	(176,741)	—	(176,741)

NZD	16,865	Receives	3-month NZD Bank Bill (pays quarterly)	2.98% (pays semi-annually)	2/23/32	1,241,709	—	1,241,709

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

NZD	8,400	Pays	3-month NZD Bank Bill (pays quarterly)	4.18% (pays semi-annually)	6/28/32	$(112,967)	$—	$(112,967)

NZD	3,300	Pays	3-month NZD Bank Bill (pays quarterly)	4.20% (pays semi-annually)	6/28/32	(44,241)	—	(44,241)

NZD	7,300	Pays	3-month NZD Bank Bill (pays quarterly)	4.21% (pays semi-annually)	6/28/32	(94,423)	—	(94,423)

PLN	26,040	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/14/26	936,022	—	936,022

PLN	82,460	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/15/26	2,965,588	—	2,965,588

PLN	31,600	Receives	6-month PLN WIBOR (pays semi-annually)	3.39% (pays annually)	12/15/26	921,598	—	921,598

TWD	320,248	Receives	3-month TWD TAIBOR (pays quarterly)	0.87% (pays quarterly)	11/2/26	237,019	—	237,019

TWD	640,496	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	466,254	—	466,254

TWD	640,496	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	464,697	—	464,697

USD	9,000	Receives	SOFR (pays annually)	1.44% (pays annually)	9/9/24	522,734	—	522,734

USD	14,000	Receives	SOFR (pays annually)	1.64% (pays annually)	9/11/24	841,949	—	841,949

USD	12,500	Receives	SOFR (pays annually)	1.39% (pays annually)	1/12/27	1,273,885	—	1,273,885

USD	12,400	Receives	SOFR (pays annually)	1.39% (pays annually)	1/13/27	1,266,950	—	1,266,950

Total						$19,195,589	$(146)	$19,195,443

Interest Rate Swaps (OTC)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MYR	72,600	Receives	3-month MYR KLIBOR (pays quarterly)	3.61% (pays quarterly)	6/15/27	$352,211

Citibank, N.A.	MYR	31,600	Receives	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/21/27	84,246

Goldman Sachs International	MYR	57,400	Receives	3-month MYR KLIBOR (pays quarterly)	3.61% (pays quarterly)	6/15/27	278,470

Goldman Sachs International	MYR	70,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	6/15/27	336,324

Standard Chartered Bank	MYR	166,400	Receives	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/21/27	453,409

Total							$1,504,660

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (Centrally Cleared)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	$42,300	1.00% (pays quarterly)(1)	1.39%	12/20/27	$(688,811)	$457,968	$(230,843)

Petroleos Mexicanos	37,998	1.00% (pays quarterly)(1)	6.65	12/20/27	(8,229,370)	8,653,214	423,844

Total	$80,298				$(8,918,181)	$9,111,182	$193,001

Credit Default Swaps - Buy Protection (Centrally Cleared)

Reference Entity	Notional Amount(2) (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Austria	9,465	1.00% (pays quarterly)(1)	12/20/27	$(359,497)	$354,652	$(4,845)

Finland	9,771	0.25% (pays quarterly)(1)	12/20/27	15,302	(20,380)	(5,078)

France	44,677	0.25% (pays quarterly)(1)	12/20/27	127,034	(62,486)	64,548

Germany	43,749	0.25% (pays quarterly)(1)	12/20/27	32,274	143,381	175,655

Hungary	10,178	1.00% (pays quarterly)(1)	12/20/27	686,231	(819,254)	(133,023)

Malaysia	144,700	1.00% (pays quarterly)(1)	12/20/27	332,681	326,205	658,886

Markit CDX Emerging Markets Index (CDX.EM.31.V3)	2,580	1.00% (pays quarterly)(1)	6/20/24	22,782	(129,467)	(106,685)

Markit CDX North America High Yield Index (CDX.NA.HY.39.V1)	51,714	5.00% (pays quarterly)(1)	12/20/27	102,585	(2,067,005)	(1,964,420)

Markit iTraxx Europe Index (ITRAXX.EUR.38.V1)	EUR 42,600	1.00% (pays quarterly)(1)	12/20/27	219,515	(438,415)	(218,900)

Mexico	34,800	1.00% (pays quarterly)(1)	12/20/27	905,616	(1,213,336)	(307,720)

Philippines	37,600	1.00% (pays quarterly)(1)	12/20/27	415,104	(137,034)	278,070

Poland	41,246	1.00% (pays quarterly)(1)	12/20/27	926,059	(1,129,953)	(203,894)

Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(111,527)	99,962	(11,565)

Qatar	6,763	1.00% (pays quarterly)(1)	12/20/27	(130,144)	120,743	(9,401)

Saudi Arabia	26,481	1.00% (pays quarterly)(1)	6/20/27	(404,340)	294,028	(110,312)

Saudi Arabia	102,498	1.00% (pays quarterly)(1)	12/20/27	(1,534,933)	2,183,945	649,012

South Africa	13,180	1.00% (pays quarterly)(1)	12/20/27	1,110,890	(1,087,595)	23,295

South Africa	23,540	1.00% (pays quarterly)(1)	6/20/29	2,913,135	(2,280,384)	632,751

South Africa	9,666	1.00% (pays quarterly)(1)	6/20/31	1,603,998	(1,272,846)	331,152

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (Centrally Cleared) (continued)

Reference Entity	Notional Amount(2) (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Spain	61,500	1.00% (pays quarterly)(1)	12/20/27	$(1,166,461)	$1,131,181	$(35,280)

Turkey	15,875	1.00% (pays quarterly)(1)	12/20/27	3,318,457	(3,384,833)	(66,376)

United Kingdom	43,834	1.00% (pays quarterly)(1)	12/20/27	(1,460,300)	1,027,690	(432,610)

Total				$7,564,461	$(8,361,201)	$(796,740)

Credit Default Swaps - Sell Protection (OTC)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	BNP Paribas	$11,600	1.00% (pays quarterly)(1)	1.56%	12/20/27	$(276,949)	$373,613	$96,664

Vietnam	Goldman Sachs International	9,100	1.00% (pays quarterly)(1)	0.71	6/20/24	52,360	(44,451)	7,909

Vietnam	Goldman Sachs International	16,200	1.00% (pays quarterly)(1)	1.56	12/20/27	(386,773)	556,105	169,332

Vietnam	Goldman Sachs International	2,500	1.00% (pays quarterly)(1)	1.56	12/20/27	(59,687)	74,197	14,510

Vietnam	Nomura International PLC	1,500	1.00% (pays quarterly)(1)	1.56	12/20/27	(32,021)	49,585	17,564

Total		$40,900				$(703,070)	$1,009,049	$305,979

Credit Default Swaps - Buy Protection (OTC)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Czech Republic	JPMorgan Chase Bank, N.A.	$10,160	1.00% (pays quarterly)(1)	12/20/27	$(222,701)	$209,198	$(13,503)

Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	(25,327)	(23,829)	(49,156)

Dubai	Barclays Bank PLC	5,058	1.00% (pays quarterly)(1)	12/20/24	(38,161)	(35,934)	(74,095)

Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	(18,319)	(24,118)	(42,437)

Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(33,392)	(1,434)	(34,826)

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (OTC) (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	Goldman Sachs International	$3,090	1.00% (pays quarterly)(1)	9/20/24	$(40,093)	$499	$(39,594)

Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(124,820)	6,220	(118,600)

Romania	Barclays Bank PLC	9,820	1.00% (pays quarterly)(1)	12/20/27	1,131,743	(1,186,588)	(54,845)

Saudi Arabia	Barclays Bank PLC	14,533	1.00% (pays quarterly)(1)	6/20/31	(68,183)	(231,198)	(299,381)

Saudi Arabia	Goldman Sachs International	29,900	1.00% (pays quarterly)(1)	12/20/32	(10,490)	217,935	207,445

South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	1,848,222	(1,410,389)	437,833

Sweden	Barclays Bank PLC	20,749	0.25% (pays quarterly)(1)	12/20/27	(55,781)	48,279	(7,502)

Total					$2,342,698	$(2,431,359)	$(88,661)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2022, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $121,198,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(2)	In U.S. dollars unless otherwise indicated.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unreazlied Appreciation (Depreciation)

Barclays Bank PLC	USD	6,480	SOFR (pays upon termination)	Return on iBoxx USD Liquid Leveraged Loans Index (pays upon termination)	12/20/22	$(134,095)

JPMorgan Chase Bank, N.A.	USD	14,600	SOFR (pays upon termination)	Return on iBoxx USD Liquid High Yield Index (pays upon termination)	12/20/22	(452,621)

						$(586,716)

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (OTC)

Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

BNP Paribas	3-month PLN WIBOR + 1.45% on PLN 16,578,665 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date*	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount*	10/14/2025/ 10/14/2028	$(947)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,333,595,340 (pays semi-annually)**	2.10% on CLP equivalent of CLF 42,000 (pays semi-annually)**	Not Applicable/ 4/8/32	(82,731)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 4,064,683,520 (pays semi-annually)**	2.25% on CLP equivalent of CLF 128,000 (pays semi-annually)**	Not Applicable/ 4/11/32	(311,111)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 757,813,425 (pays semi-annually)**	1.85% on CLP equivalent of CLF 23,700 (pays semi-annually)**	Not Applicable/ 4/20/32	(24,416)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 3,777,817,200 (pays semi-annually)**	1.84% on CLP equivalent of CLF 118,000 (pays semi-annually)**	Not Applicable/ 4/22/32	(116,909)

				$(536,114)

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

**

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

Abbreviations:

ADR	–	American Depositary Receipt

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

EURIBOR	–	Euro Interbank Offered Rate

FBIL	–	Financial Benchmarks India Ltd.

HICP	–	Harmonised Indices of Consumer Prices

KLIBOR	–	Kuala Lumpur Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

MIBOR	–	Mumbai Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

TAIBOR	–	Taipei Interbank Offered Rate

WIBOR	–	Warsaw Interbank Offered Rate

WTI	–	West Texas Intermediate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

ARS	–	Argentina Peso

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

IDR	–	Indonesian Rupiah

ILS	–	Israeli Shekel

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KES	–	Kenyan Shilling

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

KRW	–	South Korean Won

KZT	–	Kazakhstani Tenge

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

TWD	–	Taiwan New Dollar

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

ZMW	–	Zambian Kwacha

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $2,041,084,104)	$1,655,270,225

Affiliated investment, at value (identified cost $205,847,417)	205,847,417

Deposits for derivatives collateral:

Centrally cleared derivatives	76,994,535

OTC derivatives	5,390,000

Foreign currency, at value (identified cost $20,780,549)	20,817,205

Cash collateral for securities sold short	85,421,226

Interest and dividends receivable	29,428,605

Dividends receivable from affiliated investment	670,156

Receivable for investments sold	2,160,051

Receivable for variation margin on open futures contracts	1,697,905

Receivable for variation margin on open centrally cleared derivatives	3,880,012

Receivable for open forward foreign currency exchange contracts	22,258,949

Receivable for open swap contracts	2,455,917

Upfront payments on open non-centrally cleared swap contracts	2,957,941

Receivable for open non-deliverable bond forward contracts	1,540,095

Total assets	$2,116,790,239

Liabilities

Cash collateral due to brokers	$5,390,000

Payable for reverse repurchase agreements, including accrued interest of $(19,787)	7,639,380

Payable for investments purchased	152,605,208

Payable for securities sold short, at value (proceeds $79,979,995)	77,118,127

Due to custodian	2,486,913

Payable for open forward foreign currency exchange contracts	9,085,393

Payable for open swap contracts	1,856,769

Payable for closed swap contracts	511,467

Upfront receipts on open non-centrally cleared swap contracts	1,535,631

Payable for open non-deliverable bond forward contracts	568,049

Payable to affiliates:

Investment adviser fee	908,208

Trustees’ fees	9,223

Interest payable on securities sold short	269,842

Accrued expenses and other liabilities	1,012,485

Total liabilities	$260,996,695

Net Assets applicable to investors’ interest in Portfolio	$1,855,793,544

56	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income (net of foreign taxes withheld of $142,266)	$2,284,542

Dividend income from affiliated investments	2,624,005

Interest and other income (net of foreign taxes withheld of $1,740,991)	130,099,093

Total investment income	$135,007,640

Expenses

Investment adviser fee	$12,590,802

Trustees’ fees and expenses	108,500

Custodian fee	1,373,687

Legal and accounting services	257,487

Interest expense and fees	260,055

Interest and dividend expense on securities sold short	1,395,942

Miscellaneous	28,201

Total expenses	$16,014,674

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$203,755

Total expense reductions	$203,755

Net expenses	$15,810,919

Net investment income	$119,196,721

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $105,349)	$(96,944,873)

Investment transactions - affiliated investments	(27,401)

Securities sold short	7,090,393

Futures contracts	62,242,493

Swap contracts	92,246,517

Foreign currency transactions	1,348,933

Forward foreign currency exchange contracts	66,724,480

Non-deliverable bond forward contracts	(21,266,355)

Net realized gain	$111,414,187

Change in unrealized appreciation (depreciation):

Investments (including net decrease in accrued foreign capital gains taxes of $472,127)	$(367,697,708)

Securities sold short	4,232,545

Futures contracts	16,944,220

Swap contracts	14,578,960

Foreign currency	(1,830,168)

Forward foreign currency exchange contracts	10,310,797

Non-deliverable bond forward contracts	1,928,169

Net change in unrealized appreciation (depreciation)	$(321,533,185)

Net realized and unrealized loss	$(210,118,998)

Net decrease in net assets from operations	$(90,922,277)

57	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$119,196,721	$139,362,795

Net realized gain (loss)	111,414,187	(3,331,271)

Net change in unrealized appreciation (depreciation)	(321,533,185)	(438,460)

Net increase (decrease) in net assets from operations	$(90,922,277)	$135,593,064

Capital transactions:

Contributions	$115,421,518	$152,014,236

Withdrawals	(732,569,582)	(889,472,377)

Net decrease in net assets from capital transactions	$(617,148,064)	$(737,458,141)

Net decrease in net assets	$(708,070,341)	$(601,865,077)

Net Assets

At beginning of year	$2,563,863,885	$3,165,728,962

At end of year	$1,855,793,544	$2,563,863,885

58	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2022

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.73	%(2)	0.70%	0.66%	0.65%	0.70%

Net investment income	5.49%		4.60%	4.53%	5.41%	4.64%

Portfolio Turnover	81%		88%	81%	61%	78%

Total Return	(3.93)%		4.52%	4.03%	6.56%	(2.60)%

Net assets, end of year (000’s omitted)	$1,855,794		$2,563,864	$3,165,729	$3,559,727	$4,864,519

(1)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.08%, 0.06%, 0.01%, 0.01% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(2)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

59

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Global Macro Absolute Return Fund held an interest of approximately 100% in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2022 were $17,129,722 or 0.9% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

60

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Portfolio’s financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

61

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Futures Contracts — Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap

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counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

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S  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion but less than $5 billion	0.490%

$5 billion but less than $10 billion	0.475%

$10 billion and over	0.465%

Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $5 billion and over from 0.490% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $12,590,802 or 0.58% of the Portfolio’s consolidated average daily net assets.

Pursuant to an investment sub-advisory agreement effective March 16, 2022, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL), to render investment advisory services to the Portfolio. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a

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participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U. S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U. S. registered adviser. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.

Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds-Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $203,755 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2022 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,005,024,152	$1,118,908,985

U.S. Government and Agency Securities	73,120,259	15,844,217

	$1,078,144,411	$1,134,753,202

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,237,497,052

Gross unrealized appreciation	$16,502,462

Gross unrealized depreciation	(462,435,191)

Net unrealized depreciation	$(445,932,729)

5  Restricted Securities

At October 31, 2022, the Portfolio owned the following securities (representing 0.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued by the investment adviser as the Trustees’ valuation designee.

Description	Date(s) of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re, Ltd., Series A-1	12/30/20	4,400	$4,400,000	$3,539,270

Sussex Capital, Ltd., Designated Investment Series 16, 12/21	1/24/22	817	—	591,006

Sussex Capital, Ltd., Series 16, Preference Shares	6/1/21	5,500	5,500,000	4,347,304

Total Restricted Securities			$9,900,000	$8,477,580

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6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Consolidated Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: During the year ended October 31, 2022, the Portfolio invested in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: During the year ended October 31, 2022, the Portfolio entered into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $12,168,969. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,680,932 at October 31, 2022.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2022. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity		Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—		$—	$—	$—	$21	$21

Not applicable	4,048,041	*	12,731,663 *	—	12,782,710 *	65,912,411 *	95,474,825

Receivable for open forward foreign currency exchange contracts	—		—	—	22,258,949	—	22,258,949

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—		3,032,325	—	—	1,504,660	4,536,985

Receivable for open non-deliverable bond forward contracts	—		—	—	—	1,540,095	1,540,095

Total Asset Derivatives	$4,048,041		$15,763,988	$—	$35,041,659	$68,957,187	$123,810,875

Derivatives not subject to master netting or similar agreements	$4,048,041		$12,731,663	$—	$12,782,710	$65,912,411	$95,474,825

Total Asset Derivatives subject to master netting or similar agreements	$—		$3,032,325	$—	$22,258,949	$3,044,776	$28,336,050

Not applicable	$—		$(14,085,383)*	$(334,105)*	$(4,966,117)*	$(28,237,886)*	$(47,623,491)

Payable for open forward foreign currency exchange contracts	—		—	—	(9,085,393)	—	(9,085,393)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—		(1,392,697)	—	—	(1,122,830)	(2,515,527)

Payable for open non-deliverable bond forward contracts	—		—	—	—	(568,049)	(568,049)

Total Liability Derivatives	$—		$(15,478,080)	$(334,105)	$(14,051,510)	$(29,928,765)	$(59,792,460)

Derivatives not subject to master netting or similar agreements	$—		$(14,085,383)	$(334,105)	$(4,966,117)	$(28,237,886)	$(47,623,491)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(1,392,697)	$—	$(9,085,393)	$(1,690,879)	$(12,168,969)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$2,846,125	$(554,591)	$(757,958)	$—	$1,533,576	$—

Barclays Bank PLC	1,231,989	(321,547)	(910,442)	—	—	—

BNP Paribas	2,308,858	(1,049,868)	—	(1,000,000)	258,990	1,000,000

Citibank, N.A.	3,798,984	(11,808)	—	—	3,787,176	—

Goldman Sachs International	6,798,261	(1,608,843)	—	(4,390,000)	799,418	4,390,000

ICBC Standard Bank plc	82,815	(82,815)	—	—	—	—

JPMorgan Chase Bank, N.A.	842,180	(675,322)	(86,711)	—	80,147	—

Standard Chartered Bank	5,376,311	(5,376,311)	—	—	—	—

State Street Bank and Trust Company	3,839,750	(316,922)	(2,301,522)	—	1,221,306	—

UBS AG	1,210,777	(198,939)	(767,221)	—	244,617	—

	$28,336,050	$(10,196,966)	$(4,823,853)	$(5,390,000)	$7,925,230	$5,390,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(554,591)	$554,591	$—	$—	$—	$—

Barclays Bank PLC	(321,547)	321,547	—	—	—	—

BNP Paribas	(1,049,868)	1,049,868	—	—	—	—

Citibank, N.A.	(11,808)	11,808	—	—	—	—

Credit Agricole Corporate and Investment Bank	(186,238)	—	186,238	—	—	—

Goldman Sachs International	(1,608,843)	1,608,843	—	—	—	—

HSBC Bank USA, N.A.	(6,689)	—	—	—	(6,689)	—

ICBC Standard Bank plc	(568,156)	82,815	260,865	—	(224,476)	—

JPMorgan Chase Bank, N.A.	(675,322)	675,322	—	—	—	—

Nomura International PLC	(156,841)	—	156,841	—	—	—

Societe Generale	(148,873)	—	148,873	—	—	—

Standard Chartered Bank	(6,364,332)	5,376,311	988,021	—	—	—

State Street Bank and Trust Company	(316,922)	316,922	—	—	—	—

UBS AG	(198,939)	198,939	—	—	—	—

	$(12,168,969)	$10,196,966	$1,740,838	$—	$(231,165)	$—

Total — Deposits for derivatives collateral — OTC derivatives						5,390,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

68

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Information with respect to repurchase and reverse repurchase agreements at October 31, 2022 is included at Note 8.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss):

Investment transactions	$—	$—	$—	$—	$(3,268,844)	$(3,268,844)

Futures contracts	3,705,902	—	991,452	—	57,545,139	62,242,493

Swap contracts	—	76,084,828	(12,974,957)	—	29,136,646	92,246,517

Forward foreign currency exchange contracts	—	—	—	66,724,480	—	66,724,480

Non-deliverable bond forward contracts					(21,266,355)	(21,266,355)

Total	$3,705,902	$76,084,828	$(11,983,505)	$66,724,480	$62,146,586	$196,678,291

Change in unrealized appreciation (depreciation):

Investments	$—	$—	$—	$—	$2,780,045	$2,780,045

Futures contracts	4,048,041	—	(862,183)	—	13,758,362	16,944,220

Swap contracts	3,413,580	(737,497)	(467,186)	—	12,370,063	14,578,960

Forward foreign currency exchange contracts	—	—	—	10,310,797	—	10,310,797

Non-deliverable bond forward contracts	—	—	—	—	1,928,169	1,928,169

Total	$7,461,621	$(737,497)	$(1,329,369)	$10,310,797	$30,836,639	$46,542,191

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions

$32,345,000	$481,258,000	$2,574,976,000	$142,058,000	$35,113,000

	Purchased Call Options		Swap Contracts

	$928,500,000		$3,035,095,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

69

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

8  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2022 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	9/28/22	11/23/22	(3.00)%	$7,659,167	$7,639,380

Total				$7,659,167	$7,639,380

At October 31, 2022, the remaining contractual maturity of all open reverse repurchase agreements was less than 30 days. The type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.

For the year ended October 31, 2022, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $1,538,628 and (3.00)%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2022. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2022.

Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2022.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Barclays Bank PLC	$17,912,508	$(7,639,380)	$(10,273,128)	$—

Nomura International PLC	4,344,476	—	(4,202,213)	142,263

	$22,256,984	$(7,639,380)	$(14,475,341)	$142,263

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(7,639,380)	$—	$7,639,380	$—

*	Including accrued interest

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default

70

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

9  Investments in Affiliated Funds

At October 31, 2022, the value of the Portfolio’s investment in funds that may be deemed to be affiliated was $205,847,417, which represents 11.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments

Cash Reserves Fund	$316,227,582	$810,344,399	$(1,126,544,580)	$(27,401)	$—	$—	$117,783	—

Liquidity Fund	—	1,635,197,845	(1,429,350,428)	—	—	205,847,417	2,506,222	205,847,417

Total				$(27,401)	$—	$205,847,417	$2,624,005

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Asset-Backed Securities	$—	$3,399,112		$—	$3,399,112

Collateralized Mortgage Obligations	—	67,043,636		—	67,043,636

Common Stocks	6,250,240	42,663,381	*	327,036	49,240,657

Convertible Bonds	—	5,016,934		—	5,016,934

Foreign Corporate Bonds	—	122,316,504		0	122,316,504

Loan Participation Notes	—	—		41,080,024	41,080,024

Reinsurance Side Cars	—	—		11,925,129	11,925,129

Senior Floating-Rate Loans	—	16,421,946		425,756	16,847,702

Sovereign Government Bonds	—	629,979,857		52,679,548	682,659,405

Sovereign Loans	—	82,933,956		—	82,933,956

U.S. Government Agency Mortgage-Backed Securities	—	39,330,756		—	39,330,756

U.S. Government Guaranteed Small Business Administration Loans	—	11,129,953		—	11,129,953

U.S. Treasury Obligations	—	42,289,294		—	42,289,294

Warrants	39,848	—		—	39,848

Miscellaneous	—	—		0	—

Short-Term Investments:

Affiliated Fund	205,847,417	—		—	205,847,417

Repurchase Agreements	—	22,256,984		—	22,256,984

Sovereign Government Securities	—	99,314,172		4,103,850	103,418,022

71

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$354,342,288	$—	$354,342,288

Purchased Call Options	—	21	—	21

Total Investments	$212,137,505	$1,538,438,794	$110,541,343	$1,861,117,642

Forward Foreign Currency Exchange Contracts	$—	$35,041,659	$—	$35,041,659

Non-Deliverable Bond Forward Contracts	—	1,540,095	—	1,540,095

Futures Contracts	24,135,384	—	—	24,135,384

Swap Contracts	—	63,093,716	—	63,093,716

Total	$236,272,889	$1,638,114,264	$110,541,343	$1,984,928,496

Liability Description

Securities Sold Short	$(56,066,340)	$(21,051,787)	$—	$(77,118,127)

Forward Foreign Currency Exchange Contracts	—	(14,051,510)	—	(14,051,510)

Non-Deliverable Bond Forward Contracts	—	(568,049)	—	(568,049)

Futures Contracts	(340,139)	(229,937)	—	(570,076)

Swap Contracts	—	(44,602,825)	—	(44,602,825)

Total	$(56,406,479)	$(80,504,108)	$—	$(136,910,587)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Foreign Corporate Bonds	Loan Participation Notes	Reinsurance Side Cars*	Senior Floating-Rate Loans	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2021	$273,212	$0	$51,240,311	$12,777,091	$684,110	$—	$—	$64,974,724

Realized gains (losses)	—	—	(720,832)	—	—	(1,087,905)	—	(1,808,737)

Change in net unrealized appreciation (depreciation)	53,824	—	(2,306,704)	(1,234,993)	(334,920)	(140,622,907)	(1,203,617)	(145,649,317)

Cost of purchases	—	—	—	3,500,000	—	5,531,419	5,154,829	14,186,248

Proceeds from sales, including return of capital	—	—	(7,604,988)	(3,116,969)	—	(5,218,678)	—	(15,940,635)

Accrued discount (premium)	—	—	472,237	—	76,566	789,063	152,638	1,490,504

Transfers to Level 3	—	—	—	—	—	193,288,556	—	193,288,556

Transfers from Level 3	—	—	—	—	—	—	—	—

Balance as of October 31, 2022	$327,036	$0	$41,080,024	$11,925,129	$425,756	$52,679,548	$4,103,850	$110,541,343

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2022	$53,824	$—	$(2,708,151)	$(1,204,446)	$(334,920)	$(140,618,376)	$(1,203,617)	$(145,614,239)

Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired during the year ended October 31, 2022 at $0 cost and valued at $0 at October 31, 2022.

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

72

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2022:

Type of Investment	Fair Value as of October 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Common Stocks	$327,036	Market Approach	EBITDA Multiple Discount Rate	15%	Decrease

Foreign Corporate Bonds	0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase

Loan Participation Notes	41,080,024	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.59%	Decrease

Senior Floating-Rate Loans	425,756	Market Approach	Discount Rate	10%	Decrease

Sovereign Government Bonds	52,679,548	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

Sovereign Government Securities	4,103,850	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark

73

Global Macro Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

74

Global Macro Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

75

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

76

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Macro Absolute Return Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.

The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreements and the abilities and experience of the Sub-adviser’s investment professionals in implementing the investment strategies of the Fund and the Portfolio. In particular, the Board considered the expertise of the Sub-adviser’s investment professionals with respect to global markets and in-house research capabilities. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to manage the Fund’s general market exposures, either by investing in specific securities or through the use of certain derivatives.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

subsidiary is managed by BMR pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

April 2021

Privacy Notice

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

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Eaton Vance Funds

April 2021

Privacy Notice — continued

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

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3041    10.31.22

Eaton Vance

Short Duration Strategic

Income Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Short Duration Strategic Income Fund

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The world’s equity and fixed-income markets posted broad losses during the 12-month period ended October 31, 2022. The declines were due to several factors, including high inflation in many countries, aggressive monetary tightening by the U.S. Federal Reserve (the Fed), and slowing global economic growth.

During the period, U.S. inflation surged as strong consumer demand following the relaxation of COVID-19 restrictions coincided with supply shortages created by the pandemic. Production and trade disruptions resulting from Russia’s February 2022 invasion of Ukraine added to inflationary pressures by driving up prices of energy and grains. The Fed responded by increasing short-term interest rates at the fastest pace in decades and signaling that it would continue hiking rates until inflation was under control — even if it meant pushing the U.S. economy into recession.

The European Central Bank and Bank of England also raised interest rates during the period in efforts to tame inflation, despite signs of deterioration in the European economy. Conversely, the Bank of Japan held its main policy rate at -0.1%. Inflation rose in Japan during the period but remained low compared to inflation in other developed countries. The widening differential between interest rates in Japan and the U.S. contributed to a substantial weakening in the Japanese yen versus the U.S. dollar during the period.

In China, government policies helped contain inflation but also significantly slowed economic growth. First, China maintained its zero-COVID policy, which led to lockdowns of major cities during the period. Second, Chinese leaders renewed their focus on the country’s “common prosperity” agenda, implementing measures that negatively affected certain sectors of China’s economy, including real estate and technology.

During the period, a number of emerging and frontier nations either defaulted on their sovereign debt or were pushed to the brink of default. Rising food and energy prices pressured these governments to offer subsidies to consumers, putting additional stress on fiscal balances already strained by pandemic-related spending. In addition, broad strength in the U.S. dollar made servicing U.S. dollar-denominated debt more expensive.

On a positive note, we believe there were signs late in the period that inflation may have peaked in several major emerging-market economies. Central banks in these countries indicated that they were at, or near, the end of their tightening cycles.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Short Duration Strategic Income Fund (the Fund) returned -4.99% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -15.68%.

Duration management contributed to Fund performance relative to the Index during the period as investments outside the U.S. benefited from local interest rate movements, while other select positions helped relative returns amid higher short-end interest rates in the U.S. The Fund’s duration positions in other countries were limited, while the Fund’s U.S. duration remained near zero during the period.

The Fund used derivatives extensively during the period to hedge select undesired risk exposures, as well as to gain select desired risk exposures. Overall, the Fund’s use of derivatives helped relative Fund performance. Interest rate derivatives, credit-default swaps, and currency forwards also aided performance relative to the Index during the period.

In contrast, asset allocation weighed down Fund performance during the period. An allocation to emerging-market debt (EMD), both local and hard currency segments of the market, produced negative returns relative to the Index. Factors weighing on the EMD landscape included volatility due to the Russia-Ukraine conflict, slowing growth in China, and tighter monetary policy by the U.S. Federal Reserve (the Fed), as well as a strong U.S. dollar.

The Fund’s allocation to absolute-return strategies detracted from relative performance during the period. Losses from interest rate positions was the main detractor, while sovereign credit made contributions to returns relative to the Index.

At the regional level, Eastern Europe was the largest detractor from relative returns, driven by a long local bond position in Ukraine that performed poorly due to the war, leading to a steep sell-off in Ukrainian local assets. A long sovereign credit position in Belarus also hurt relative returns amid the conflict. The strong performance of short positions in Russian sovereign credit and Polish interest rates helped counter these negative effects during the period.

Exposure to U.S. corporate credit, both floating-rate loans and U.S. high yield bonds, detracted from performance relative to the Index during the period. Market volatility — triggered by higher borrowing costs and investor concerns that the U.S. economy might fall into recession — resulted in wider yield spreads during the period. An allocation to U.S. government agency mortgage-backed securities (Agency MBS) underperformed the Index during the period. Higher U.S. Treasury yields influenced a spike in mortgage rates, which caused refinance activity to plummet and home purchases to cool. A decrease in demand for securities from the Fed and other buyers weighed on the Agency MBS sector during the period.

Currency management experienced muted performance during the period. Losses from long positions in the Australian dollar and Serbian dinar were nearly offset by gains from short positions in the Chinese yuan and New Zealand dollar.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Performance

Portfolio Manager(s) Eric A. Stein, CFA, Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	01/23/1998	11/26/1990	(4.99)%	2.01%	2.49%
Class A with 3.25% Maximum Sales Charge	—	—	(8.07)	1.34	2.16
Class C at NAV	05/25/1994	11/26/1990	(5.85)	1.23	1.88
Class C with 1% Maximum Deferred Sales Charge	—	—	(6.75)	1.23	1.88
Class I at NAV	04/03/2009	11/26/1990	(4.77)	2.27	2.74
Class R at NAV	08/03/2009	11/26/1990	(5.21)	1.76	2.23

Bloomberg U.S. Aggregate Bond Index	—	—	(15.68)%	(0.54)%	0.74%

% Total Annual Operating Expense Ratios[3]		Class A	Class C	Class I	Class R

		1.11%	1.86%	0.86%	1.36%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$12,045	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,311,206	N.A.

Class R	$10,000	10/31/2012	$12,473	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Fund Profile

Allocation to Portfolios and Funds (% of net assets)

Asset Allocation (% of net assets)

Footnotes:

Fund primarily invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro-rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

*	Net of securities sold short.
**	Net of unfunded loan commitments.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$965.90	$5.25	1.06%
Class C	$1,000.00	$961.60	$8.95	1.81%
Class I	$1,000.00	$967.00	$4.07	0.82%
Class R	$1,000.00	$964.80	$6.49	1.31%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,016.08	$9.20	1.81%
Class I	$1,000.00	$1,021.07	$4.18	0.82%
Class R	$1,000.00	$1,018.60	$6.67	1.31%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Portfolio of Investments

Investments in Affiliated Portfolios
Description		Value	% of Net Assets

Emerging Markets Local Income Portfolio (identified cost, $143,803,086)		$120,921,945	4.0%

Global Macro Absolute Return Advantage Portfolio (identified cost, $483,096,894)		411,819,233	13.6

Global Opportunities Portfolio (identified cost, $2,376,697,665)		2,138,480,849	70.4

High Income Opportunities Portfolio (identified cost, $101,067,258)		88,754,997	2.9

Senior Debt Portfolio (identified cost, $152,018,886)		141,537,740	4.7

Total Investments in Affiliated Portfolios (identified cost $3,256,683,789)		$2,901,514,764	95.6%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets

Fixed Income Funds

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	19,347,392	$133,883,950	4.4%

Total Investments in Affiliated Investment Funds (identified cost $166,941,354)		$133,883,950	4.4%

Total Investments (identified cost, $3,423,625,143)		$3,035,398,714	100.0%

Other Assets, Less Liabilities		$870,493	0.0	%(1)

Net Assets		$3,036,269,207	100.0%

(1)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Affiliated investments, at value (identified cost, $3,423,625,143)	$3,035,398,714

Cash	1,780,553

Receivable for Fund shares sold	14,087,932

Total assets	$3,051,267,199

Liabilities

Payable for Fund shares redeemed	$14,100,681

Payable to affiliates:

Distribution and service fees	241,684

Trustees’ fees	42

Accrued expenses	655,585

Total liabilities	$14,997,992

Net Assets	$3,036,269,207

Sources of Net Assets

Paid-in capital	$3,525,336,930

Accumulated loss	(489,067,723)

Net Assets	$3,036,269,207

Class A Shares

Net Assets	$617,011,239

Shares Outstanding	95,270,843

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.48

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$6.70

Class C Shares

Net Assets	$126,341,681

Shares Outstanding	20,705,368

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.10

Class I Shares

Net Assets	$2,290,662,685

Shares Outstanding	354,228,468

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.47

Class R Shares

Net Assets	$2,253,602

Shares Outstanding	347,430

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.49

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income from Affiliated Investment Funds	$11,307,948

Dividends allocated from affiliated Portfolios (net of foreign taxes withheld of $86,898)	8,710,344

Interest and other income allocated from affiliated Portfolios (net of foreign taxes withheld of $1,263,823)	144,158,525

Expenses, excluding interest and dividend expense, allocated from affiliated Portfolios	(19,703,279)

Interest and dividend expense and fees allocated from affiliated Portfolios	(1,959,208)

Total investment income from Portfolio	$142,514,330

Expenses

Distribution and service fees:

Class A	$1,665,337

Class C	1,437,964

Class R	13,034

Trustees’ fees and expenses	500

Custodian fee	61,515

Transfer and dividend disbursing agent fees	1,939,345

Legal and accounting services	130,012

Printing and postage	527,525

Registration fees	238,645

Miscellaneous	30,425

Total expenses	$6,044,302

Net investment income	$136,470,028

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) allocated from affiliated Portfolios:

Investment transactions (net of foreign capital gains taxes of $108,426)	$(125,325,819)

Securities sold short	3,504,256

TBA sale commitments	1,055,356

Futures contracts	45,737,228

Swap contracts	56,636,066

Foreign currency transactions	(3,671,787)

Forward foreign currency exchange contracts	50,400,200

Non-deliverable bond forward contracts	(14,674,304)

Net realized gain	$13,661,196

Change in unrealized appreciation (depreciation):

Investments — Affiliated Investment Funds	$(29,332,619)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios:

Investments (including net increase in accrued foreign capital gains taxes of $458,125)	(344,340,681)

Written swaptions	(4,667,736)

Securities sold short	2,947,399

TBA sale commitments	2,213,673

Futures contracts	32,175,829

Swap contracts	13,396,685

Forward commodity contracts	671,224

Foreign currency	(1,570,002)

Forward foreign currency exchange contracts	21,536,999

Non-deliverable bond forward contracts	1,101,192

Net change in unrealized appreciation (depreciation)	$(305,868,037)

Net realized and unrealized loss	$(292,206,841)

Net decrease in net assets from operations	$(155,736,813)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$136,470,028	$100,164,721

Net realized gain	13,661,196	3,710,456

Net change in unrealized appreciation (depreciation)	(305,868,037)	(26,325,379)

Net increase (decrease) in net assets from operations	$(155,736,813)	$77,549,798

Distributions to shareholders:

Class A	$(30,618,799)	$(24,564,534)

Class C	(5,536,045)	(5,167,084)

Class I	(106,704,267)	(64,398,379)

Class R	(112,637)	(96,520)

Total distributions to shareholders	$(142,971,748)	$(94,226,517)

Tax return of capital to shareholders:

Class A	$(2,257,703)	$(2,809,121)

Class C	(404,971)	(576,462)

Class I	(8,027,547)	(7,822,500)

Class R	(8,152)	(10,795)

Total tax return of capital to shareholders	$(10,698,373)	$(11,218,878)

Transactions in shares of beneficial interest:

Class A	$(13,261,126)	$156,057,351

Class C	(20,128,872)	(41,120,649)

Class I	442,427,381	1,132,552,017

Class R	(204,959)	194,995

Net increase in net assets from Fund share transactions	$408,832,424	$1,247,683,714

Net increase in net assets	$99,425,490	$1,219,788,117

Net Assets

At beginning of year	$2,936,843,717	$1,717,055,600

At end of year	$3,036,269,207	$2,936,843,717

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Financial Highlights

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$7.180		$7.180	$7.210	$7.180	$7.470

Income (Loss) From Operations

Net investment income(1)	$0.302		$0.298	$0.234	$0.337	$0.331

Net realized and unrealized gain (loss)	(0.662)		0.009 (2)	0.227	(0.004)	(0.345)

Total income (loss) from operations	$(0.360)		$0.307	$0.461	$0.333	$(0.014)

Less Distributions

From net investment income	$(0.316)		$(0.274)	$(0.491)	$(0.303)	$(0.108)

From net realized gain	(0.001)		(0.002)	—	—	—

Tax return of capital	(0.023)		(0.031)	—	—	(0.168)

Total distributions	$(0.340)		$(0.307)	$(0.491)	$(0.303)	$(0.276)

Net asset value — End of year	$6.480		$7.180	$7.180	$7.210	$7.180

Total Return(3)	(4.99)%		4.01%	6.83%	4.60%	0.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$617,011		$697,690	$545,014	$539,448	$565,348

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.07	%(6)	1.08%	1.11%	1.18%	1.11%

Net investment income	4.40%		4.08%	3.30%	4.70%	4.48%

Portfolio Turnover of the Fund(7)	22%		14%	18%	11%	15%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.06%, 0.04%, 0.10% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$6.760		$6.770	$6.800	$6.780	$7.040

Income (Loss) From Operations

Net investment income(1)	$0.235		$0.230	$0.172	$0.269	$0.260

Net realized and unrealized gain (loss)	(0.623)		(0.002)	0.221	(0.014)	(0.312)

Total income (loss) from operations	$(0.388)		$0.228	$0.393	$0.255	$(0.052)

Less Distributions

From net investment income	$(0.252)		$(0.212)	$(0.423)	$(0.235)	$(0.081)

From net realized gain	(0.001)		(0.002)	—	—	—

Tax return of capital	(0.019)		(0.024)	—	—	(0.127)

Total distributions	$(0.272)		$(0.238)	$(0.423)	$(0.235)	$(0.208)

Net asset value — End of year	$6.100		$6.760	$6.770	$6.800	$6.780

Total Return(2)	(5.85)%		3.36%	6.02%	3.84%	(0.77)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$126,342		$160,918	$201,798	$251,581	$409,686

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.82	%(5)	1.83%	1.86%	1.93%	1.86%

Net investment income	3.63%		3.35%	2.57%	3.98%	3.73%

Portfolio Turnover of the Fund(6)	22%		14%	18%	11%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.06%, 0.04%, 0.10% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$7.160		$7.170	$7.200	$7.170	$7.460

Income (Loss) From Operations

Net investment income(1)	$0.320		$0.313	$0.252	$0.354	$0.349

Net realized and unrealized gain (loss)	(0.653)		0.002 (2)	0.226	(0.004)	(0.345)

Total income (loss) from operations	$(0.333)		$0.315	$0.478	$0.350	$0.004

Less Distributions

From net investment income	$(0.331)		$(0.290)	$(0.508)	$(0.320)	$(0.115)

From net realized gain	(0.001)		(0.002)	—	—	—

Tax return of capital	(0.025)		(0.033)	—	—	(0.179)

Total distributions	$(0.357)		$(0.325)	$(0.508)	$(0.320)	$(0.294)

Net asset value — End of year	$6.470		$7.160	$7.170	$7.200	$7.170

Total Return(3)	(4.77)%		4.27%	7.10%	4.87%	0.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,290,663		$2,075,516	$967,716	$919,828	$1,170,337

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.82	%(6)	0.83%	0.84%	0.91%	0.85%

Net investment income	4.67%		4.30%	3.55%	4.95%	4.73%

Portfolio Turnover of the Fund(7)	22%		14%	18%	11%	15%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.06%, 0.04%, 0.10% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$7.190		$7.200	$7.220	$7.190	$7.480

Income (Loss) From Operations

Net investment income(1)	$0.285		$0.261	$0.192	$0.300	$0.298

Net realized and unrealized gain (loss)	(0.661)		0.018 (2)	0.262	0.015	(0.330)

Total income (loss) from operations	$(0.376)		$0.279	$0.454	$0.315	$(0.032)

Less Distributions

From net investment income	$(0.301)		$(0.258)	$(0.474)	$(0.285)	$(0.101)

From net realized gain	(0.001)		(0.002)	—	—	—

Tax return of capital	(0.022)		(0.029)	—	—	(0.157)

Total distributions	$(0.324)		$(0.289)	$(0.474)	$(0.285)	$(0.258)

Net asset value — End of year	$6.490		$7.190	$7.200	$7.220	$7.190

Total Return(3)	(5.21)%		3.75%	6.56%	4.34%	(0.19)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,254		$2,720	$2,528	$1,949	$2,204

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.32	%(6)	1.33%	1.36%	1.44%	1.36%

Net investment income	4.12%		3.57%	2.71%	4.18%	4.03%

Portfolio Turnover of the Fund(7)	22%		14%	18%	11%	15%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.06%, 0.04%, 0.10% and 0.04% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in five portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts, and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund, a series of Eaton Vance Series Fund, Inc., a Maryland corporation (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2022 were as follows: Emerging Markets Local Income Portfolio (12.6%), Global Macro Absolute Return Advantage Portfolio (21.2%), Global Opportunities Portfolio (97.9%), High Income Opportunities Portfolio (8.7%) and Senior Debt Portfolio (1.9%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

15

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements — continued

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$142,427,149	$93,548,130

Long-term capital gains	$544,599	$678,387

Tax return of capital	$10,698,373	$11,218,878

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements — continued

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(27,471,354)

Net unrealized depreciation	(461,596,369)

Accumulated loss	$(489,067,723)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $27,471,354 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $19,710,853 are short-term and $7,760,501 are long-term. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,496,995,083

Gross unrealized appreciation	$—

Gross unrealized depreciation	(461,596,369)

Net unrealized depreciation	$(461,596,369)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR) to render investment advisory services. For the year ended October 31, 2022, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $18,033,219 or 0.60% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

Effective April 26, 2022, the Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2022, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $229,848 relating to the Portfolios’ investments in the Liquidity Fund. Prior to April 26, 2022, the Portfolios may have invested their cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $112,299 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,159 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements — continued

Class A shares for the year ended October 31, 2022 in the amount of $5,195. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $46,318,948 and $0, respectively, for the year ended October 31, 2022.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $1,665,337 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $1,078,473 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2022, the Fund paid or accrued to EVD $6,517 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $359,491 and $6,517 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $176,000 and $18,000 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Emerging Markets Local Income Portfolio	$43,555,742	$(21,483,141)

Global Macro Absolute Return Advantage Portfolio	44,619,140	(54,183,802)

Global Opportunities Portfolio	641,676,232	(295,029,153)

High Income Opportunities Portfolio	97,200,000	—

Senior Debt Portfolio	36,802,116	(277,291,490)

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021

	Shares	Amount	Shares	Amount

Class A

Sales	20,976,045	$144,750,593	35,522,609	$259,335,349

Issued to shareholders electing to receive payments of distributions in Fund shares	4,492,592	30,520,580	3,494,464	25,458,264

Redemptions	(27,436,307)	(188,532,299)	(17,637,335)	(128,736,262)

Net increase (decrease)	(1,967,670)	$(13,261,126)	21,379,738	$156,057,351

Class C

Sales	3,383,005	$21,937,948	6,327,513	$43,582,606

Issued to shareholders electing to receive payments of distributions in Fund shares	908,474	5,817,440	828,254	5,685,840

Redemptions	(7,392,059)	(47,884,260)	(13,168,916)	(90,389,095)

Net decrease	(3,100,580)	$(20,128,872)	(6,013,149)	$(41,120,649)

Class I

Sales	221,544,338	$1,523,518,681	211,679,651	$1,546,843,716

Issued to shareholders electing to receive payments of distributions in Fund shares	15,942,843	107,907,814	9,446,568	68,659,841

Redemptions	(172,975,993)	(1,188,999,114)	(66,309,223)	(482,951,540)

Net increase	64,511,188	$442,427,381	154,816,996	$1,132,552,017

Class R

Sales	85,854	$600,495	211,332	$1,547,163

Issued to shareholders electing to receive payments of distributions in Fund shares	16,741	114,035	13,611	99,357

Redemptions	(133,626)	(919,489)	(197,859)	(1,451,525)

Net increase (decrease)	(31,031)	$(204,959)	27,084	$194,995

9  Investments in Affiliated Funds

At October 31, 2022, the value of the Fund’s investment in affiliated funds was $133,883,950, which represents 4.4% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$116,897,621	$46,318,948	$—	$—	$(29,332,619)	$133,883,950	$11,307,948	19,347,392

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,901,514,764	$—	$—	$2,901,514,764

Investments in Affiliated Investment Funds	133,883,950	—	—	133,883,950

Total Investments	$3,035,398,714	$—	$—	$3,035,398,714

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $544,599 or, if subsequently determined to be different, the net capital gain of such year.

22

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments

Asset-Backed Securities — 11.4%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd., Series 2018-1A, Class E, 10.243%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	$2,000	$1,607,330

Allegany Park CLO, Ltd., Series 2019-1A, Class ER, 10.363%, (3 mo. SOFR + 6.40%), 1/20/35(1)(2)	1,000	812,134

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 10.989%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	3,000	2,351,856

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000	1,556,324

Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	2,000	1,626,216

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 8.755%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	4,000	3,240,944

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	3,000	2,437,470

Atlas Senior Loan Fund XX, Ltd., Series 2022-20A, Class B1, 6.96%, (3 mo. SOFR + 3.15%), 10/19/35(1)(2)	6,000	5,935,566

Bain Capital Credit CLO, Ltd., Series 2018-1A, Class E, 9.675%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,500	2,714,257

Barings CLO, Ltd., Series 2018-1A, Class D, 9.579%, (3 mo. USD LIBOR + 5.50%), 4/15/31(1)(2)	5,000	3,966,120

Battalion CLO XXII, Ltd., Series 2021-22A, Class D, 7.593%, (3 mo. USD LIBOR + 3.35%), 1/20/35(1)(2)	2,000	1,707,544

Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 10.193%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,000	2,457,960

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 9.843%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,000	3,955,890

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class E, 9.593%, (3 mo. USD LIBOR + 5.35%), 4/20/31(1)(2)	3,000	2,345,916

Benefit Street Partners CLO XVI, Ltd.:

Series 2018-16A, Class DR, 7.079%, (3 mo. USD LIBOR + 3.00%), 1/17/32(1)(2)	2,000	1,760,128

Series 2018-16A, Class E, 10.779%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,000	1,691,164

Benefit Street Partners CLO XVII, Ltd.:

Series 2019-17A, Class DR, 7.429%, (3 mo. USD LIBOR + 3.35%), 7/15/32(1)(2)	1,500	1,326,201

Series 2019-17A, Class ER, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	750	624,932

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XXII, Ltd.:

Series 2020-22A, Class DR, 7.313%, (3 mo. SOFR + 3.35%), 4/20/35(1)(2)	$2,000	$1,751,636

Series 2020-22A, Class ER, 10.893%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	1,655,020

Benefit Street Partners CLO XXV, Ltd.:

Series 2021-25A, Class D, 7.479%, (3 mo. USD LIBOR + 3.40%), 1/15/35(1)(2)	3,000	2,608,263

Series 2021-25A, Class E, 10.929%, (3 mo. USD LIBOR + 6.85%), 1/15/35(1)(2)	1,000	867,715

Betony CLO 2, Ltd., Series 2018-1A, Class D, 10.065%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	3,000	2,382,426

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class D1R, 7.743%, (3 mo. USD LIBOR + 3.50%), 10/20/34(1)(2)	3,500	3,054,223

BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,583,188

BlueMountain CLO XXXIV, Ltd., Series 2022-34A, Class E, 11.513%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	916,751

BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 9.893%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,735,462

BlueMountain CLO, Ltd.:

Series 2015-3A, Class A1R, 5.243%, (3 mo. USD LIBOR + 1.00%), 4/20/31(1)(2)	3,500	3,416,927

Series 2015-3A, Class DR, 9.643%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	2,000	1,516,102

Series 2016-3A, Class ER, 8.855%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,000	776,084

Series 2018-1A, Class E, 10.365%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	750	573,150

Canyon Capital CLO, Ltd.:

Series 2016-1A, Class ER, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,078,144

Series 2016-2A, Class ER, 10.079%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	1,000	772,953

Series 2017-1A, Class E, 10.329%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	1,000	790,487

Series 2018-1A, Class E, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,000	1,577,438

Series 2022-1A, Class D, 7.129%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,900	1,694,925

Carlyle CLO C17, Ltd., Series C17A, Class DR, 10.415%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,000	2,432,433

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 10.511%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,000	799,074

Series 2014-3RA, Class D, 9.758%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,000	1,558,332

23	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.: (continued)

Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	$3,000	$2,303,112

Series 2015-5A, Class DR, 10.943%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	3,500	2,864,509

Series 2019-4A, Class CR, 7.064%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,750	1,510,707

Series 2022-AA, Class C, 7.513%, (3 mo. SOFR + 3.55%), 4/20/35(1)(2)	3,000	2,676,654

Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 10.464%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	1,561,288

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 10.843%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	852,090

CIFC Funding 2017-III, Ltd., Series 2017-3A, Class A1, 5.463%, (3 mo. USD LIBOR + 1.22%), 7/20/30(1)(2)	1,120	1,101,970

Crown City CLO III, Series 2021-1A, Class C, 7.543%, (3 mo. USD LIBOR + 3.30%), 7/20/34(1)(2)	1,000	842,897

Dryden CLO, Ltd.:

Series 2018-55A, Class E, 9.479%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	1,000	801,271

Series 2022-112A, Class E, 10.514%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	1,000	917,070

Dryden Senior Loan Fund, Series 2016-42A, Class ER, 9.629%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	2,000	1,642,602

Elmwood CLO 14, Ltd.:

Series 2022-1A, Class D, 7.113%, (3 mo. SOFR + 3.15%), 4/20/35(1)(2)	2,000	1,833,662

Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	2,000	1,800,320

Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 9.243%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	1,779,814

Galaxy XXI CLO, Ltd.:

Series 2015-21A, Class DR, 6.893%, (3 mo. USD LIBOR + 2.65%), 4/20/31(1)(2)	5,000	4,350,770

Series 2015-21A, Class ER, 9.493%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	4,000	3,190,488

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	2,000	1,615,012

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 10.243%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	3,000	2,478,456

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 9.993%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000	2,731,149

Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 11.063%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,644,464

Security	Principal Amount (000’s omitted)	Value

Golub Capital Partners CLO 53B, Ltd.:

Series 2021-53A, Class D, 7.293%, (3 mo. USD LIBOR + 3.05%), 7/20/34(1)(2)	$2,000	$1,686,756

Series 2021-53A, Class E, 10.943%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,000	827,839

Golub Capital Partners CLO 60B, Ltd., Series 2022-60A, Class D, 7.83%, (3 mo. SOFR + 3.77%), 10/25/34(1)(2)	1,800	1,619,861

Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 7.879%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	3,000	2,635,662

Halseypoint CLO 5, Ltd., Series 2021-5A, Class D, 7.915%, (3 mo. USD LIBOR + 3.50%), 1/30/35(1)(2)	3,500	3,055,552

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 10.643%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	844,910

Highbridge Loan Management, Ltd., Series 3A-2014, Class DR, 10.694%, (3 mo. USD LIBOR + 6.50%), 7/18/29(1)(2)	2,750	2,096,677

ICG US CLO, Ltd., Series 2018-2A, Class E, 10.075%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	1,000	746,583

KKR SFR Warehouse Participation, 6.55%, (30-day average SOFR + 3.50%), 12/13/23(2)	11,283	11,184,822

Madison Park Funding XVII, Ltd.:

Series 2015-17A, Class DR, 7.878%, (3 mo. USD LIBOR + 3.60%), 7/21/30(1)(2)	3,500	3,171,973

Series 2015-17A, Class ER, 10.778%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,500	2,167,720

Madison Park Funding XXXVI, Ltd.:

Series 2019-36A, Class D1R, 7.364%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	903,577

Series 2019-36A, Class ER, 10.914%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,000	1,727,604

Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 8.203%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,823,490

Mountain View CLO, LLC, Series 2017-2A, Class AR, 5.119%, (3 mo. USD LIBOR + 1.04%), 1/16/31(1)(2)	7,000	6,829,088

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 10.139%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	2,000	1,695,460

Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 10.443%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000	1,716,362

Neuberger Berman Loan Advisers CLO 49, Ltd., Series 2022-49A, Class E, 11.06%, (3 mo. SOFR + 7.00%), 7/25/34(1)(2)	2,000	1,794,832

Northwoods Capital, Ltd., Series 2018-11B1, Class A1, 5.327%, (3 mo. USD LIBOR + 1.10%), 4/19/31(1)(2)	9,852	9,605,706

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

NRZ Excess Spread-Collateralized Notes:

Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	$1,005	$886,656

Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	6,330	5,555,289

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	1,500	1,268,340

Series 2015-1A, Class DR4, 9.484%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	1,700,194

Series 2018-1A, Class D, 9.344%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	4,000	3,312,220

Series 2018-2A, Class D, 9.679%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,500	2,148,418

Series 2021-2A, Class E, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	886,353

Series 2022-1A, Class D, 7.013%, (3 mo. SOFR + 3.05%), 4/20/35(1)(2)	2,450	2,206,911

Series 2022-3A, Class E, 11.274%, (3 mo. SOFR + 7.98%), 7/20/35(1)(2)	1,000	944,830

PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 7.247%, (30-day average SOFR + 4.25%), 5/25/27(1)(2)	6,000	5,739,838

Regatta IX Funding, Ltd., Series 2017-1A, Class E, 10.079%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	3,000	2,469,327

Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 10.029%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	3,000	2,419,662

Sandstone Peak, Ltd., Series 2021-1A, Class D, 7.629%, (3 mo. USD LIBOR + 3.55%), 10/15/34(1)(2)	4,000	3,433,788

Shackleton CLO, Ltd., Series 2015-7RA, Class AR, 5.229%, (3 mo. USD LIBOR + 1.15%), 7/15/31(1)(2)	11,000	10,707,356

Steele Creek CLO, Ltd., Series 2014-1RA, Class A, 5.348%, (3 mo. USD LIBOR + 1.07%), 4/21/31(1)(2)	8,858	8,632,374

Upland CLO, Ltd., Series 2016-1A, Class DR, 10.143%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	2,000	1,597,702

Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 10.493%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	2,000	1,401,730

Voya CLO, Ltd.:

Series 2013-1A, Class DR, 10.559%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	5,000	3,501,360

Series 2014-1A, Class DR2, 10.19%, (3 mo. SOFR + 6.26%), 4/18/31(1)(2)	2,000	1,532,814

Series 2015-3A, Class DR, 10.443%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	2,000	1,445,406

Series 2017-4A, Class A1, 5.209%, (3 mo. USD LIBOR + 1.13%), 10/15/30(1)(2)	5,087	5,000,658

Series 2018-2A, Class E, 9.329%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	1,000	772,151

Security	Principal Amount (000’s omitted)	Value

Wellfleet CLO, Ltd.:

Series 2016-2A, Class A1R, 5.383%, (3 mo. USD LIBOR + 1.14%), 10/20/28(1)(2)	$3,231	$3,189,007

Series 2019-1A, Class CR, 7.793%, (3 mo. USD LIBOR + 3.55%), 7/20/32(1)(2)	2,500	2,176,250

Series 2021-2A, Class E, 11.039%, (3 mo. USD LIBOR + 6.96%), 7/15/34(1)(2)	1,000	801,540

Series 2022-1A, Class E, 11.724%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,774,440

Series 2022-2A, Class E, 12.173%, (3 mo. SOFR + 8.56%), 10/18/35(1)(2)	2,000	1,866,312

Total Asset-Backed Securities (identified cost $281,298,058)		$249,662,390

Closed-End Funds — 0.3%
Security	Shares	Value

Nuveen Global High Income Fund	83,400	$949,926

PGIM Global High Yield Fund, Inc.	430,326	4,565,759

Western Asset High Income Opportunity Fund, Inc.	383,997	1,455,348

Total Closed-End Funds (identified cost $8,409,895)		$6,971,033

Collateralized Mortgage Obligations — 15.5%
Security	Principal Amount (000’s omitted)	Value

Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(3)	$3,939	$3,837,815

Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	2,969	2,575,618

CHNGE Mortgage Trust:

Series 2022-4, Class A1, 6.00%, 10/25/57(1)(3)	14,791	14,328,984

Series 2022-NQ, Class M1, 5.82%, 6/25/67(1)(3)	1,764	1,530,102

Deephaven Residential Mortgage Trust:

Series 2020-2, Class B2, 5.851%, 5/25/65(1)(3)	4,273	4,071,528

Series 2020-2, Class M1, 4.112%, 5/25/65(1)(3)	3,500	3,316,241

FARM Mortgage Trust, Series 2022-1, Class B, 2.942%, 1/25/52(1)(3)	2,762	1,764,573

Federal Home Loan Mortgage Corp.:

Series 2182, Class ZC, 7.50%, 9/15/29	51	52,622

Series 4273, Class SP, 3.659%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(5)	516	409,171

Series 5071, Class SP, 0.853%, (3.30% - 30-day average SOFR), 2/25/51(5)	4,319	2,777,565

Series 5083, Class SK, 0.605%, (3.867% - 30-day average SOFR x 1.33), 3/25/51(5)	3,411	2,100,975

Series 5139, Class DZ, 2.50%, 9/25/51	2,001	1,379,535

Series 5144, Class Z, 2.50%, 9/25/51	7,384	5,202,787

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5150, Class QZ, 2.50%, 10/25/51	$2,577	$1,820,430

Series 5150, Class ZJ, 2.50%, 10/25/51	4,150	2,911,691

Series 5152, Class ZP, 3.00%, 7/25/50	9,858	7,089,108

Series 5159, Class ZP, 3.00%, 11/25/51	835	608,617

Series 5159, Class ZT, 3.00%, 11/25/51	1,558	1,198,181

Series 5160, Class ZY, 3.00%, 10/25/50	9,786	7,262,621

Series 5163, Class Z, 3.00%, 11/25/51	1,047	738,766

Series 5166, Class ZN, 3.00%, 9/25/50	1,903	1,473,616

Series 5168, Class MZ, 3.00%, 10/25/51	1,993	1,488,728

Interest Only:(6)

Series 380, Class C1, 3.00%, 1/25/50	33,296	5,696,150

Series 380, Class C5, 3.50%, 1/25/50	10,577	1,972,025

Series 2631, Class DS, 3.688%, (7.10% - 1 mo. USD LIBOR), 6/15/33(5)	627	21,910

Series 2956, Class SL, 3.588%, (7.00% - 1 mo. USD LIBOR), 6/15/32(5)	545	51,406

Series 3114, Class TS, 3.238%, (6.65% - 1 mo. USD LIBOR), 9/15/30(5)	1,499	69,437

Series 3153, Class JI, 3.802%, (6.62% - 1 mo. USD LIBOR), 5/15/36(5)	1,400	105,730

Series 4007, Class JI, 4.00%, 2/15/42	636	106,839

Series 4050, Class IB, 3.50%, 5/15/41	91	258

Series 4067, Class JI, 3.50%, 6/15/27	2,063	111,019

Series 4070, Class S, 2.688%, (6.10% - 1 mo. USD LIBOR), 6/15/32(5)	5,447	377,433

Series 4095, Class HS, 2.688%, (6.10% - 1 mo. USD LIBOR), 7/15/32(5)	1,120	51,440

Series 4109, Class ES, 2.738%, (6.15% - 1 mo. USD LIBOR), 12/15/41(5)	81	8,229

Series 4109, Class SA, 2.788%, (6.20% - 1 mo. USD LIBOR), 9/15/32(5)	2,432	192,885

Series 4149, Class S, 2.838%, (6.25% - 1 mo. USD LIBOR), 1/15/33(5)	1,756	128,505

Series 4163, Class GS, 2.788%, (6.20% - 1 mo. USD LIBOR), 11/15/32(5)	1,536	100,290

Series 4169, Class AS, 2.838%, (6.25% - 1 mo. USD LIBOR), 2/15/33(5)	2,415	146,797

Series 4180, Class GI, 3.50%, 8/15/26	358	3,740

Series 4188, Class AI, 3.50%, 4/15/28	1,895	86,985

Series 4189, Class SQ, 2.738%, (6.15% - 1 mo. USD LIBOR), 12/15/42(5)	519	54,133

Series 4203, Class QS, 2.838%, (6.25% - 1 mo. USD LIBOR), 5/15/43(5)	1,506	99,139

Series 4332, Class IK, 4.00%, 4/15/44	512	83,644

Series 4343, Class PI, 4.00%, 5/15/44	1,621	281,455

Series 4370, Class IO, 3.50%, 9/15/41	263	8,142

Series 4381, Class SK, 2.738%, (6.15% - 1 mo. USD LIBOR), 6/15/44(5)	1,384	126,706

Series 4388, Class MS, 2.688%, (6.10% - 1 mo. USD LIBOR), 9/15/44(5)	1,416	153,628

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 4408, Class IP, 3.50%, 4/15/44	$2,198	$298,562

Series 4497, Class CS, 2.788%, (6.20% - 1 mo. USD LIBOR), 9/15/44(5)	1,367	29,414

Series 4507, Class MI, 3.50%, 8/15/44	806	40,853

Series 4507, Class SJ, 2.768%, (6.18% - 1 mo. USD LIBOR), 9/15/45(5)	4,126	435,535

Series 4520, Class PI, 4.00%, 8/15/45	10,102	1,397,226

Series 4528, Class BS, 2.738%, (6.15% - 1 mo. USD LIBOR), 7/15/45(5)	1,875	179,022

Series 4629, Class QI, 3.50%, 11/15/46	1,948	397,373

Series 4637, Class IP, 3.50%, 4/15/44	305	13,336

Series 4644, Class TI, 3.50%, 1/15/45	1,853	278,445

Series 4667, Class PI, 3.50%, 5/15/42	636	6,915

Series 4672, Class LI, 3.50%, 1/15/43	242	1,849

Series 4744, Class IO, 4.00%, 11/15/47	1,826	345,626

Series 4749, Class IL, 4.00%, 12/15/47	1,444	273,675

Series 4768, Class IO, 4.00%, 3/15/48	1,783	334,079

Series 5051, Class S, 0.603%, (3.60% - 30-day average SOFR), 12/25/50(5)	18,912	660,806

Series 5070, Class CI, 2.00%, 2/25/51	40,502	5,422,757

Principal Only:(7)

Series 4417, Class KO, 0.00%, 12/15/43	539	329,409

Series 4478, Class PO, 0.00%, 5/15/45	924	661,726

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2019-HQA3, Class B2, 11.086%, (1 mo. USD LIBOR + 7.50%), 9/25/49(1)(2)	1,250	1,178,561

Series 2020-DNA4, Class M2, 7.336%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	1	1,303

Series 2020-HQA4, Class M2, 6.736%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	326	326,193

Federal National Mortgage Association:

Series G94-7, Class PJ, 7.50%, 5/17/24	23	23,120

Series 1994-42, Class K, 6.50%, 4/25/24	22	22,126

Series 2009-62, Class WA, 5.579%, 8/25/39(3)	788	792,732

Series 2013-6, Class TA, 1.50%, 1/25/43	586	528,924

Series 2021-56, Class GZ, 3.00%, 7/25/51	1,323	973,757

Series 2021-56, Class LZ, 2.50%, 9/25/51	5,367	3,888,913

Series 2021-61, Class LZ, 2.50%, 9/25/51	3,728	2,630,044

Series 2021-61, Class Z, 2.50%, 9/25/51	7,918	5,616,658

Series 2021-77, Class WZ, 3.00%, 8/25/50	407	253,150

Series 2021-77, Class Z, 3.00%, 5/25/51	5,084	3,630,357

Series 2021-79, Class Z, 3.00%, 11/25/51	5,357	3,812,307

Interest Only:(6)

Series 2004-46, Class SI, 2.414%, (6.00% - 1 mo. USD LIBOR), 5/25/34(5)	1,352	67,152

Series 2005-17, Class SA, 3.114%, (6.70% - 1 mo. USD LIBOR), 3/25/35(5)	1,180	117,531

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2005-71, Class SA, 3.164%, (6.75% - 1 mo. USD LIBOR), 8/25/25(5)	$138	$1,806

Series 2005-105, Class S, 3.114%, (6.70% - 1 mo. USD LIBOR), 12/25/35(5)	936	90,507

Series 2006-44, Class IS, 3.014%, (6.60% - 1 mo. USD LIBOR), 6/25/36(5)	807	67,985

Series 2006-65, Class PS, 3.634%, (7.22% - 1 mo. USD LIBOR), 7/25/36(5)	795	95,480

Series 2006-96, Class SN, 4.116%, (7.20% - 1 mo. USD LIBOR), 10/25/36(5)	930	82,872

Series 2006-104, Class SD, 3.054%, (6.64% - 1 mo. USD LIBOR), 11/25/36(5)	831	73,743

Series 2006-104, Class SE, 3.044%, (6.63% - 1 mo. USD LIBOR), 11/25/36(5)	554	48,995

Series 2007-50, Class LS, 2.864%, (6.45% - 1 mo. USD LIBOR), 6/25/37(5)	1,113	93,814

Series 2008-26, Class SA, 2.614%, (6.20% - 1 mo. USD LIBOR), 4/25/38(5)	1,320	126,890

Series 2008-61, Class S, 2.514%, (6.10% - 1 mo. USD LIBOR), 7/25/38(5)	2,510	166,248

Series 2011-101, Class IC, 3.50%, 10/25/26	1,012	40,123

Series 2011-101, Class IE, 3.50%, 10/25/26	757	29,620

Series 2011-104, Class IM, 3.50%, 10/25/26	1,377	55,998

Series 2012-52, Class DI, 3.50%, 5/25/27	2,644	141,129

Series 2012-124, Class IO, 0.69%, 11/25/42(3)	3,263	125,656

Series 2012-139, Class LS, 3.022%, (6.15% - 1 mo. USD LIBOR), 12/25/42(5)	2,799	385,458

Series 2012-147, Class SA, 2.514%, (6.10% - 1 mo. USD LIBOR), 1/25/43(5)	3,147	329,119

Series 2012-150, Class PS, 2.564%, (6.15% - 1 mo. USD LIBOR), 1/25/43(5)	3,847	395,104

Series 2012-150, Class SK, 2.564%, (6.15% - 1 mo. USD LIBOR), 1/25/43(5)	5,060	490,409

Series 2013-11, Class IO, 4.00%, 1/25/43	11,107	1,432,646

Series 2013-12, Class SP, 2.064%, (5.65% - 1 mo. USD LIBOR), 11/25/41(5)	592	13,015

Series 2013-15, Class DS, 2.614%, (6.20% - 1 mo. USD LIBOR), 3/25/33(5)	4,248	259,683

Series 2013-23, Class CS, 2.664%, (6.25% - 1 mo. USD LIBOR), 3/25/33(5)	2,246	138,714

Series 2013-54, Class HS, 2.714%, (6.30% - 1 mo. USD LIBOR), 10/25/41(5)	496	3,526

Series 2013-64, Class PS, 2.664%, (6.25% - 1 mo. USD LIBOR), 4/25/43(5)	2,196	151,416

Series 2013-66, Class JI, 3.00%, 7/25/43	3,529	592,421

Series 2013-75, Class SC, 2.664%, (6.25% - 1 mo. USD LIBOR), 7/25/42(5)	3,208	89,591

Series 2014-32, Class EI, 4.00%, 6/25/44	776	138,673

Series 2014-41, Class SA, 2.464%, (6.05% - 1 mo. USD LIBOR), 7/25/44(5)	1,371	182,538

Series 2014-43, Class PS, 2.514%, (6.10% - 1 mo. USD LIBOR), 3/25/42(5)	1,260	76,893

Series 2014-55, Class IN, 3.50%, 7/25/44	2,236	447,878

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2014-64, Class BI, 3.50%, 3/25/44	$360	$14,048

Series 2014-67, Class IH, 4.00%, 10/25/44	1,493	354,452

Series 2014-80, Class CI, 3.50%, 12/25/44	1,438	300,861

Series 2014-89, Class IO, 3.50%, 1/25/45	2,109	465,701

Series 2015-6, Class IM, 0.553%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(5)	1,960	8,862

Series 2015-14, Class KI, 3.00%, 3/25/45	2,542	437,254

Series 2015-22, Class GI, 3.50%, 4/25/45	836	157,049

Series 2015-31, Class SG, 2.514%, (6.10% - 1 mo. USD LIBOR), 5/25/45(5)	2,717	483,117

Series 2015-36, Class IL, 3.00%, 6/25/45	1,587	237,748

Series 2015-52, Class MI, 3.50%, 7/25/45	3,700	760,559

Series 2015-93, Class BS, 2.564%, (6.15% - 1 mo. USD LIBOR), 8/25/45(5)	1,507	78,969

Series 2018-21, Class IO, 3.00%, 4/25/48	4,418	825,415

Series 2021-94, Class CI, 3.00%, 1/25/52	12,776	2,030,938

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2019-R04, Class 2B1, 8.836%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	23,981	23,815,001

Series 2019-R06, Class 2B1, 7.336%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(2)	1,000	941,383

Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00%, 7/25/29(1)(3)	1,000	659,077

Government National Mortgage Association:

Series 2021-136, Class Z, 2.50%, 8/20/51	8,587	5,909,513

Series 2021-139, Class ZJ, 2.50%, 8/20/51	1,663	1,270,448

Series 2021-154, Class ZC, 2.50%, 9/20/51	1,729	1,201,260

Series 2021-154, Class ZL, 3.00%, 9/20/51	2,772	1,893,913

Series 2021-165, Class MZ, 2.50%, 9/20/51	14,328	9,926,571

Series 2022-31, Class ZD, 3.00%, 2/20/52	367	347,708

Series 2022-173, Class S, 12.503%, (22.73% - 30-day average SOFR), 10/20/52(5)	8,454	8,472,712

Interest Only:(6)

Series 2014-68, Class KI, 0.337%, 10/20/42(3)	2,944	63,427

Series 2017-104, Class SD, 2.711%, (6.20% - 1 mo. USD LIBOR), 7/20/47(5)	4,912	478,962

Series 2017-121, Class DS, 1.011%, (4.50% - 1 mo. USD LIBOR), 8/20/47(5)	3,278	131,228

Series 2017-137, Class AS, 1.011%, (4.50% - 1 mo. USD LIBOR), 9/20/47(5)	4,506	173,582

Series 2020-116, Class MI, 2.00%, 8/20/50	17,999	2,459,213

Series 2020-134, Class LI, 2.50%, 9/20/50	8,093	1,096,687

Series 2020-146, Class IQ, 2.00%, 10/20/50	18,881	2,169,019

Series 2020-146, Class QI, 2.00%, 10/20/50	10,139	1,137,763

Series 2020-149, Class NI, 2.50%, 10/20/50	14,782	2,053,994

Series 2020-151, Class AI, 2.00%, 10/20/50	54,842	7,045,425

Series 2020-151, Class HI, 2.50%, 10/20/50	1,291	179,287

Series 2020-154, Class PI, 2.50%, 10/20/50	13,120	1,814,429

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2020-167, Class KI, 2.00%, 11/20/50	$30,607	$3,509,185

Series 2020-173, Class DI, 2.00%, 11/20/50	22,774	2,878,210

Series 2020-176, Class HI, 2.50%, 11/20/50	31,954	4,461,943

Series 2020-185, Class BI, 2.00%, 12/20/50	7,808	906,581

Series 2020-191, Class AI, 2.00%, 12/20/50	29,187	3,527,456

Series 2021-15, Class AI, 2.00%, 1/20/51	33,733	4,288,724

Series 2021-23, Class TI, 2.50%, 2/20/51	12,486	1,686,469

Series 2021-30, Class AI, 2.00%, 2/20/51	4,097	518,011

Series 2021-46, Class IM, 2.50%, 3/20/51	2,778	379,843

Series 2021-56, Class SE, 0.00%, (2.30% - 30-day average SOFR), 10/20/50(5)	5,783	69,912

Series 2021-77, Class SB, 0.261%, (3.75% - 1 mo. USD LIBOR), 5/20/51(5)	13,513	416,074

Series 2021-97, Class IG, 2.50%, 8/20/49	41,744	4,640,104

Series 2021-114, Class MI, 3.00%, 6/20/51	10,536	1,508,294

Series 2021-121, Class TI, 3.00%, 7/20/51	38,831	4,733,678

Series 2021-122, Class NI, 3.00%, 7/20/51	7,028	1,008,756

Series 2021-125, Class SA, 0.261%, (3.75% - 1 mo. USD LIBOR), 7/20/51(5)	17,490	520,909

Series 2021-154, Class MI, 3.00%, 9/20/51	53,086	6,782,692

Series 2021-160, Class IT, 2.50%, 9/20/51	18,653	2,189,316

Series 2021-175, Class SA, 0.00%, (1.80% - 1 mo. USD LIBOR), 10/20/51(5)	69,842	543,893

Series 2021-193, Class IU, 3.00%, 11/20/49	47,598	6,147,823

Series 2021-193, Class YS, 0.00%, (2.45% - 30-day average SOFR), 11/20/51(5)	27,513	302,363

Series 2021-201, Class PI, 3.00%, 11/20/51	30,541	3,463,377

Series 2021-209, Class IW, 3.00%, 11/20/51	21,339	2,664,006

Series 2022-104, Class IO, 2.50%, 6/20/51	27,829	3,621,098

Series 2022-119, Class CS, 0.08%, (3.00% - 30-day average SOFR), 7/20/52(5)	223,287	1,741,904

Series 2022-119, Class SC, 0.08%, (3.00% - 30-day average SOFR), 7/20/52(5)	24,810	193,545

Series 2022-119, Class TA, 0.90%, (3.90% - 30-day average SOFR), 7/20/52(5)	49,619	333,188

Series 2022-119, Class TI, 0.85%, (3.85% - 30-day average SOFR), 7/20/52(5)	496,193	3,117,976

Series 2022-126, Class AS, 0.77%, (3.69% - 30-day average SOFR), 7/20/52(5)	66,584	973,007

Series 2022-126, Class SC, 0.81%, (3.73% - 30-day average SOFR), 7/20/52(5)	49,619	746,934

Series 2022-135, Class SA, 0.08%, (3.00% - 30-day average SOFR), 6/20/52(5)	138,179	1,344,469

NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 6.836%, (1 mo. USD LIBOR + 3.25%), 5/25/55(1)(2)	4,400	4,267,033

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 6.436%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	5,000	4,954,280

Security	Principal Amount (000’s omitted)	Value

PNMAC GMSR Issuer Trust: (continued)

Series 2018-GT2, Class A, 6.236%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	$4,272	$4,216,595

Radnor Re, Ltd., Series 2022-1, Class M1A, 5.933%, (30-day average SOFR + 3.75%), 9/25/32(1)(2)	7,000	6,994,658

Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(3)	55,437	50,685,373

Total Collateralized Mortgage Obligations (identified cost $437,291,831)		$339,047,839

Commercial Mortgage-Backed Securities — 0.8%
Security	Principal Amount (000’s omitted)	Value

CSMC Trust, Series 2022-NWPT, Class A, 6.519%, (1 mo. SOFR + 3.143%), 9/9/24(1)(2)	$4,200	$4,162,832

JPMBB Commercial Mortgage Securities Trust:

Series 2014-C22, Class D, 4.547%, 9/15/47(1)(3)	3,430	2,527,673

Series 2014-C25, Class D, 3.936%, 11/15/47(1)(3)	8,045	5,444,792

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.35%, 8/15/46(1)(3)(8)	5,000	368,705

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D, 4.387%, 12/10/45(1)(3)	3,740	3,500,357

WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,000	2,263,847

Total Commercial Mortgage-Backed Securities (identified cost $26,419,490)		$18,268,206

Common Stocks — 0.5%
Security	Shares	Value

Argentina — 0.1%

Banco Macro S.A. ADR(9)	21,300	$316,305

Grupo Financiero Galicia S.A. ADR	31,600	245,216

IRSA Inversiones y Representaciones S.A. ADR(9)	22,900	97,783

Loma Negra Cia Industrial Argentina S.A. ADR	48,300	325,542

Pampa Energia S.A. ADR(9)	20,800	523,536

Telecom Argentina S.A. ADR(9)	57,700	240,609

Transportadora de Gas del Sur S.A. ADR(9)	39,452	342,049

		$2,091,040

Bermuda — 0.0%(10)

Liberty Latin America, Ltd., Class A(9)	92,500	$719,650

		$719,650

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Bulgaria — 0.2%

Eurohold Bulgaria AD(9)		$5,140,100	$5,014,245

			$5,014,245

Iceland — 0.2%

Arion Banki HF(1)		1,126,817	$1,261,570

Eik Fasteignafelag HF		1,980,300	178,813

Eimskipafelag Islands HF		123,618	468,302

Hagar HF		530,600	265,015

Reginn HF		808,000	162,680

Reitir Fasteignafelag HF		544,900	347,219

Siminn HF		5,098,858	400,549

			$3,084,148

South Africa — 0.0%(10)

Petra Diamonds, Ltd.(9)		209,000	$273,760

			$273,760

Total Common Stocks (identified cost $10,319,717)			$11,182,843

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	5,495	$4,893,985

			$4,893,985

India — 0.1%

Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(11)	USD	1,325	$911,103

			$911,103

Total Convertible Bonds (identified cost $6,510,450)			$5,805,088

Foreign Corporate Bonds — 4.4%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(1)(12)	USD	669	$680,180

Security		Principal Amount (000’s omitted)	Value

Argentina (continued)

IRSA Inversiones y Representaciones S.A., 8.75%, 6/22/28(1)	USD	151	$141,146

Transportadora de Gas del Sur S.A., 6.75%, 5/2/25(11)	USD	1,740	1,518,498

			$2,339,824

Armenia — 0.1%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(11)	USD	2,311	$2,188,494

			$2,188,494

Brazil — 0.5%

Coruripe Netherlands BV:

10.00%, 2/10/27(1)	USD	616	$512,823

10.00%, 2/10/27(11)	USD	2,157	1,795,714

Guara Norte S.a.r.l., 5.198%, 6/15/34(11)	USD	2,202	1,731,174

Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31(11)	USD	1,598	1,221,483

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(1)	USD	1,965	1,504,679

MV24 Capital BV, 6.748%, 6/1/34(11)	USD	600	497,175

Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)	USD	259	216,265

Natura Cosmeticos S.A., 4.125%, 5/3/28(11)	USD	2,776	2,166,668

Odebrecht Offshore Drilling Finance, Ltd.:

6.72%, 12/1/22(1)	USD	33	31,819

6.72%, 12/1/22(11)	USD	277	270,643

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	1,392	1,153,181

Vale S.A., 2.762%(13)(14)	BRL	14,736	934,309

			$12,035,933

Bulgaria — 0.1%

Bulgarian Energy Holding EAD, 2.45%, 7/22/28(11)	EUR	1,359	$975,202

Eurohold Bulgaria AD, 6.50%, 12/7/22(11)	EUR	2,000	1,971,934

			$2,947,136

Burkina Faso — 0.1%

Endeavour Mining PLC, 5.00%, 10/14/26(11)	USD	3,397	$2,658,152

			$2,658,152

Chile — 0.3%

AES Andes S.A.:

6.35% to 4/7/25, 10/7/79(11)(15)	USD	406	$330,418

7.125% to 4/7/24, 3/26/79(11)(15)	USD	575	472,777

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Chile (continued)

ATP Tower Holdings, LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners, 4.05%, 4/27/26(11)	USD	780	$628,141

Latam Airlines Group S.A., 13.375%, 10/15/27(1)	USD	1,470	1,446,759

Mercury Chile Holdco, LLC, 6.50%, 1/24/27(11)	USD	941	777,784

VTR Comunicaciones SpA:

4.375%, 4/15/29(11)	USD	2,216	1,244,494

5.125%, 1/15/28(11)	USD	2,378	1,515,940

			$6,416,313

China — 0.0%(10)

Kaisa Group Holdings, Ltd., 9.375%, 6/30/24(11)(16)	USD	850	$61,625

KWG Group Holdings, Ltd., 7.875%, 8/30/24	USD	519	92,103

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(11)(16)	USD	4,343	229,119

Sunac China Holdings, Ltd.:

6.50%, 7/9/23(11)(16)	USD	400	24,905

8.35%, 4/19/23(11)(16)	USD	1,340	83,694

Times China Holdings, Ltd.:

5.55%, 6/4/24(11)	USD	2,221	197,455

6.75%, 7/16/23(11)	USD	1,041	124,344

			$813,245

Colombia — 0.0%(10)

Gran Tierra Energy International Holdings, Ltd.:

6.25%, 2/15/25(1)	USD	278	$237,062

6.25%, 2/15/25(11)	USD	738	629,323

			$866,385

Georgia — 0.2%

Georgia Capital JSC, 6.125%, 3/9/24(11)	USD	1,850	$1,735,970

TBC Bank JSC, 8.894% to 11/6/26(11)(13)(15)	USD	1,971	1,813,320

			$3,549,290

Honduras — 0.1%

Inversiones Atlantida S.A., 7.50%, 5/19/26(11)	USD	1,735	$1,555,428

			$1,555,428

Iceland — 0.2%

Arion Banki HF, 6.00%, 4/12/24(11)	ISK	440,000	$3,023,758

Islandsbanki HF, 6.40%, 10/26/23	ISK	120,000	827,557

Landsbankinn HF, 5.00%, 11/23/23(11)	ISK	120,000	818,289

WOW Air HF:

0.00%(12)(13)(16)	EUR	20	0

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)

WOW Air HF: (continued)

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(12)(16)	EUR	900	$0

			$4,669,604

India — 0.3%

JSW Infrastructure, Ltd., 4.95%, 1/21/29(11)	USD	3,389	$2,524,182

JSW Steel, Ltd., 5.05%, 4/5/32(11)	USD	1,732	1,091,697

Network i2i, Ltd., 3.975% to 3/3/26(11)(13)(15)	USD	1,335	1,060,531

Vedanta Resources Finance II PLC, 13.875%, 1/21/24(11)	USD	2,067	1,732,393

			$6,408,803

Indonesia — 0.1%

Alam Sutera Realty Tbk PT, 6.25%, (6.25% cash or 6.50% PIK), 11/2/25(11)(17)	USD	3,550	$2,271,956

			$2,271,956

Luxembourg — 0.0%(10)

Gol Finance S.A., 8.00%, 6/30/26(11)	USD	1,360	$798,579

Puma International Financing S.A., 5.125%, 10/6/24(11)	USD	249	233,920

			$1,032,499

Mexico — 0.6%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(11)(16)	USD	2,815	$42,225

10.00%, 12/19/22(11)(16)	USD	1,529	22,935

Braskem Idesa SAPI:

6.99%, 2/20/32(11)	USD	970	651,156

7.45%, 11/15/29(11)	USD	3,559	2,731,444

Credito Real SAB de CV:

5.00%, 2/1/27(11)(16)	EUR	347	6,258

8.00%, 1/21/28(11)(16)	USD	2,120	31,927

9.50%, 2/7/26(11)(16)	USD	250	4,063

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(11)(16)	USD	2,879	1,770,390

Petroleos Mexicanos:

5.95%, 1/28/31	USD	4,447	3,212,845

6.95%, 1/28/60	USD	2,105	1,266,794

Total Play Telecomunicaciones S.A. de CV, 7.50%, 11/12/25(11)	USD	1,996	1,691,323

Trust Fibra Uno, 4.869%, 1/15/30(11)	USD	802	606,071

			$12,037,431

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Moldova — 0.1%

Aragvi Finance International DAC, 8.45%, 4/29/26(11)	USD	2,360	$1,658,938

			$1,658,938

Morocco — 0.1%

OCP S.A., 5.125%, 6/23/51(11)	USD	2,055	$1,265,050

			$1,265,050

Nigeria — 0.1%

IHS Holding, Ltd., 5.625%, 11/29/26(11)	USD	1,022	$779,633

IHS Netherlands Holdco BV, 8.00%, 9/18/27(11)	USD	884	691,014

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(11)	USD	1,277	1,005,701

			$2,476,348

Pakistan — 0.0%(10)

Pakistan Water & Power Development Authority, 7.50%, 6/4/31(11)	USD	2,075	$649,309

			$649,309

Paraguay — 0.2%

Frigorifico Concepcion S.A.:

7.70%, 7/21/28(11)	USD	1,420	$1,120,337

7.70%, 7/21/28(1)	USD	3,145	2,481,311

			$3,601,648

Peru — 0.2%

Auna SAA, 6.50%, 11/20/25(11)	USD	2,600	$2,031,549

PetroTal Corp., 12.00%, 2/16/24(1)(11)	USD	1,232	1,259,720

Telefonica del Peru SAA, 7.375%, 4/10/27(11)	PEN	4,500	991,325

			$4,282,594

Russia — 0.1%

Gazprom PJSC Via Gaz Finance PLC, 4.599% to 10/26/25(11)(13)(15)	USD	1,115	$373,525

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(11)	USD	900	99,000

Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(11)(13)(15)	USD	2,446	1,015,090

			$1,487,615

Saint Lucia — 0.2%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(11)	USD	5,130	$4,389,459

			$4,389,459

Security		Principal Amount (000’s omitted)	Value

Singapore — 0.1%

Indika Energy Capital IV Pte, Ltd., 8.25%, 10/22/25(11)	USD	1,242	$1,173,420

			$1,173,420

South Africa — 0.2%

HTA Group, Ltd., 7.00%, 12/18/25(11)	USD	2,399	$2,117,117

Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(11)	USD	1,299	1,312,295

			$3,429,412

Turkey — 0.2%

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(11)	USD	2,304	$1,840,045

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(11)	USD	2,399	1,687,265

			$3,527,310

Ukraine — 0.0%(10)

Kernel Holding S.A.:

6.50%, 10/17/24(11)	USD	1,418	$476,292

6.75%, 10/27/27(11)	USD	1,142	376,289

			$852,581

United Arab Emirates — 0.2%

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(11)	USD	4,371	$4,311,423

			$4,311,423

Uzbekistan — 0.0%(10)

Ipoteka-Bank ATIB, 16.00%, 4/16/24(11)	UZS	7,100,000	$601,392

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22	UZS	3,000,000	269,080

			$870,472

Total Foreign Corporate Bonds (identified cost $127,533,593)			$95,766,072

Government National Mortgage Association Participation Agreements — 4.6%
Security		Principal Amount (000’s omitted)	Value

Government National Mortgage Association Participation Agreements, 4.75%, (SOFR + 1.70%), 9/5/23(2)		$99,929	$100,086,765

Total Government National Mortgage Association Participation Agreements (identified cost $99,928,977)			$100,086,765

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Loan Participation Notes — 0.0%(10)
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 0.0%(10)

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(11)(12)(18)	UZS	2,619,000	$234,516

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/26/23(11)(12)(18)	UZS	1,962,958	175,633

Total Loan Participation Notes (identified cost $460,765)			$410,149

Reinsurance Side Cars — 1.7%
Security		Shares	Value

Eden Re II, Ltd.:

Series 2019A, 0.00%, 3/22/23(1)(12)(19)(20)		1,440	$13,283

Series 2019B, 0.00%, 3/22/23(1)(12)(19)(20)		11,140	246,126

Series 2020A, 0.00%, 3/22/24(1)(12)(19)(20)		818,125	422,971

Series 2021A, 0.00%, 3/21/25(1)(12)(19)(20)		98,494	75,348

Series 2021B, 0.00%, 3/21/25(1)(12)(19)(20)		938,483	717,001

Series 2022A, 0.00%, 3/20/26(1)(12)(19)(20)		8,000,000	7,192,800

Series 2022B, 0.00%, 3/20/26(1)(12)(19)(20)		6,800,000	6,135,640

Mt. Logan Re, Ltd.:

Series 13, Preference Shares(9)(12)(20)(21)		10,000	9,405,994

Series 17, Preference Shares(9)(12)(20)(21)		860	788,952

Special Investment Series 13, 12/19(9)(12)(20)(21)		1,829	502,980

Sussex Capital, Ltd.:

Designated Investment Series 5, 5/19(9)(12)(20)(21)		249	13,378

Designated Investment Series 5, 12/19(9)(12)(20)(21)		791	22,712

Designated Investment Series 5, 6/20(9)(12)(20)(21)		434	59,988

Designated Investment Series 5, 12/20(9)(12)(20)(21)		292	7,622

Designated Investment Series 5, 4/21(9)(12)(20)(21)		247	139,317

Designated Investment Series 5, 12/21(9)(12)(20)(21)		958	693,191

Designated Investment Series 15, 12/21(9)(12)(20)(21)		743	537,278

Series 5, Preference Shares(9)(12)(20)(21)		6,000	5,250,874

Series 15, Preference Shares(9)(12)(20)(21)		5,000	3,952,095

Sussex Re, Ltd.:

Series 2020A(9)(12)(20)(21)		4,081,939	154,705

Series 2021A(9)(12)(20)(21)		4,154,232	449,488

Total Reinsurance Side Cars (identified cost $36,221,439)			$36,781,743

Senior Floating-Rate Loans — 0.1%(22)
Borrower/Description		Principal Amount (000’s omitted)	Value

Mexico — 0.1%

Petroleos Mexicanos, Term Loan, 6.35%, (1 mo. USD LIBOR + 3.00%), 6/28/24		$1,374	$1,325,910

Total Senior Floating-Rate Loans (identified cost $1,336,215)			$1,325,910

Sovereign Government Bonds — 12.4%
Security		Principal Amount (000’s omitted)	Value

China — 0.2%

China Government Bond, 3.53%, 10/18/51	CNY	29,300	$4,324,566

			$4,324,566

Colombia — 4.4%

Titulos De Tesoreria B:

5.75%, 11/3/27	COP	65,783,000	$9,670,122

6.00%, 4/28/28	COP	107,598,100	15,652,405

6.25%, 11/26/25	COP	420,000,000	70,849,042

			$96,171,569

Dominican Republic — 1.3%

Dominican Republic:

9.75%, 6/5/26(11)	DOP	43,500	$749,166

12.00%, 8/8/25(1)	DOP	450,030	7,938,029

12.75%, 9/23/29(1)	DOP	794,700	14,997,441

Dominican Republic Central Bank Notes, 12.00%, 10/3/25(1)	DOP	299,010	5,264,265

			$28,948,901

Iceland — 0.4%

Republic of Iceland:

5.00%, 11/15/28	ISK	852,032	$5,520,099

6.50%, 1/24/31	ISK	285,839	2,005,830

8.00%, 6/12/25	ISK	194,682	1,394,346

			$8,920,275

New Zealand — 0.6%

New Zealand Government Bond, 3.00%, 9/20/30(11)(23)	NZD	22,709	$14,035,458

			$14,035,458

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Serbia — 1.0%

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	3,319,480	$21,531,635

5.875%, 2/8/28	RSD	3,280	25,769

			$21,557,404

South Africa — 3.8%

Republic of South Africa, 10.50%, 12/21/26	ZAR	1,437,663	$82,139,012

			$82,139,012

Suriname — 0.4%

Republic of Suriname, 9.25%, 10/26/26(11)(16)	USD	11,370	$9,130,110

			$9,130,110

Ukraine — 0.3%

Ukraine Government Bond:

10.95%, 11/1/23(12)	UAH	2,763	$28,867

11.67%, 11/22/23(12)	UAH	38,811	405,488

15.84%, 2/26/25(12)	UAH	394,170	4,412,351

15.97%, 4/19/23(12)	UAH	650	6,791

Ukraine Government International Bond, 0.00%, GDP-Linked, 8/1/41(9)(11)(24)	USD	4,433	1,127,525

			$5,981,022

Total Sovereign Government Bonds (identified cost $346,391,942)			$271,208,317

Sovereign Loans — 0.1%
Borrower/Description		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

Bank of Industry Limited, Term Loan, 9.27%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(25)	USD	1,139	$1,126,623

Total Sovereign Loans (identified cost $1,138,980)			$1,126,623

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.7%
Security		Principal Amount (000’s omitted)	Value

FRESB Mortgage Trust:

Interest Only:(6)

Series 2021-SB91, Class X1, 0.57%, 8/25/41(3)		$24,698	$673,311

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2021-SB92, Class X1, 0.586%, 8/25/41(3)	$24,527	$683,455

Government National Mortgage Association:

Interest Only:(6)

Series 2021-101, Class IO, 0.686%, 4/16/63(3)	28,955	1,678,959

Series 2021-132, Class IO, 0.719%, 4/16/63(3)	67,219	4,035,148

Series 2021-144, Class IO, 0.825%, 4/16/63(3)	26,296	1,731,925

Series 2021-186, Class IO, 0.768%, 5/16/63(3)	48,569	3,013,610

Series 2022-3, Class IO, 0.64%, 2/16/61(3)	69,093	3,664,868

Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $19,408,896)		$15,481,276

U.S. Government Agency Mortgage-Backed Securities — 34.8%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.848%, (COF + 1.25%), with maturity at 2035(26)	$130	$127,035

3.50%, with various maturities to 2052	25,747	22,817,831

4.426%, (COF + 1.25%), with maturity at 2030(26)	64	65,702

5.00%, with various maturities to 2052	22,445	21,672,323

5.50%, with various maturities to 2052	43,673	43,138,277

7.00%, with various maturities to 2036	618	639,392

8.00%, with maturity at 2026	7	6,794

Federal National Mortgage Association:

3.238%, (COF + 1.25%), with maturity at 2035(26)	67	66,777

3.50%, with various maturities to 2052	26,565	23,595,645

5.00%, with various maturities to 2052	16,627	16,056,606

5.50%, 30-Year, TBA(27)	23,000	22,682,475

5.50%, with various maturities to 2052	75,318	74,410,743

6.00%, with maturity at 2032	158	161,341

6.00%, 30-Year, TBA(27)	23,000	22,992,009

6.50%, with maturity at 2036	306	315,663

7.00%, with maturity at 2037	247	256,860

8.50%, with maturity at 2032	103	109,343

9.50%, with maturity at 2028	24	25,306

Federal National Mortgage Association, 4.152%, (COF + 1.79%), with maturity at 2035(26)	368	372,734

Government National Mortgage Association:

4.50%, 30-Year, TBA(27)	95,000	90,006,520

5.00%, 30-Year, TBA(27)	205,700	199,932,429

5.50%, 30-Year, TBA(27)	20,400	20,281,065

5.50%, 30-Year, TBA(27)	24,600	24,393,266

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

6.00%, 30-Year, TBA(27)	$67,000	$66,977,096

6.00%, 30-Year, TBA(27)	89,100	89,445,427

Government National Mortgage Association II, 5.00%, with maturity at 2052	19,704	19,252,270

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $772,860,895)		$759,800,929

U.S. Government Guaranteed Small Business Administration Loans(28)(29) — 1.0%
Security	Principal Amount (000’s omitted)	Value

0.66%, 3/15/30	$2,649	$34,602

0.73%, 7/15/31	2,647	43,535

0.93%, 5/15/42	1,544	44,497

0.98%, 4/15/32	1,225	27,578

1.31%, 4/15/42 to 7/15/42	5,596	237,123

1.34%, 9/15/41	1,793	76,709

1.38%, 6/15/41	3,068	127,377

1.56%, 7/15/42	1,094	52,675

1.61%, 12/15/41 to 7/15/42	1,885	98,079

1.63%, 9/15/41	1,868	98,221

1.73%, 10/15/33 to 11/21/41	2,606	131,689

1.86%, 4/15/42 to 6/15/42	6,881	390,244

1.91%, 2/15/42 to 7/15/42	4,899	302,333

1.93%, 7/15/42	1,674	102,655

1.96%, 11/29/30 to 6/15/42	2,137	112,885

2.06%, 5/15/42 to 7/15/42	4,986	322,881

2.11%, 4/15/33 to 5/15/42	2,365	143,022

2.16%, 5/15/42 to 6/15/42	3,714	241,642

2.23%, 1/15/41	1,374	99,350

2.28%, 11/1/29	1,073	46,535

2.31%, 4/15/42 to 6/15/42	3,015	235,788

2.36%, 1/16/42 to 6/15/42	9,347	680,853

2.38%, 6/15/42	1,341	99,555

2.39%, 7/15/40	1,316	89,657

2.41%, 1/15/38 to 6/15/42	11,174	833,355

2.43%, 3/15/41	1,310	104,306

2.46%, 12/15/26 to 8/15/42	4,211	255,169

2.48%, 2/23/41	1,101	85,566

2.56%, 1/15/41	1,025	72,538

2.61%, 2/15/42 to 7/15/42	3,621	294,202

2.66%, 4/15/42 to 6/15/42	2,712	223,872

Security	Principal Amount (000’s omitted)	Value

2.68%, 4/15/41 to 4/15/42	$3,249	$283,497

2.71%, 7/15/32 to 8/15/42	7,912	661,332

2.76%, 1/15/42 to 3/15/43(30)	12,426	1,130,154

2.86%, 5/15/32 to 6/15/42	9,947	908,509

2.89%, 8/15/40	965	80,252

2.91%, 6/15/42 to 7/15/42	6,210	600,900

2.93%, 4/15/41 to 7/15/42	3,072	264,984

2.96%, 5/15/27 to 1/15/43	9,115	787,593

2.98%, 9/15/41 to 7/15/42	4,158	439,055

3.01%, 10/25/41 to 1/7/43(30)	21,934	2,100,807

3.03%, 6/15/42	1,728	173,518

3.11%, 3/15/42 to 6/15/42	3,685	359,467

3.13%, 6/15/32	537	42,527

3.16%, 6/15/42 to 1/15/43	13,649	1,420,728

3.19%, 8/15/39	1,421	133,778

3.21%, 12/15/26 to 7/15/42	5,804	521,206

3.24%, 7/15/28	1,138	52,297

3.28%, 6/21/26 to 7/15/42	5,021	462,784

3.36%, 3/15/42	1,857	199,842

3.41%, 4/15/42 to 12/15/42	5,445	607,820

3.43%, 9/15/41	878	89,206

3.46%, 2/15/27 to 8/15/42	6,058	474,257

3.48%, 7/15/42	1,439	169,503

3.53%, 6/15/26 to 8/15/42	1,395	95,334

3.61%, 6/15/32 to 6/15/42	4,688	565,101

3.64%, 12/15/41	1,040	133,475

3.66%, 5/15/42 to 7/15/42	6,086	741,182

3.68%, 2/15/42 to 5/15/42	623	75,722

3.71%, 1/15/24 to 7/15/42	15,930	1,334,338

3.73%, 1/15/37	1,674	165,683

3.78%, 2/15/27 to 5/15/42	3,151	350,936

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $38,746,048)		$21,134,280

U.S. Treasury Obligations — 3.0%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 1.75%, 8/15/41(31)	$85,714	$55,981,956

U.S. Treasury Inflation-Protected Bond, 0.125%, 2/15/52(31)(32)	13,938	8,954,358

Total U.S. Treasury Obligations (identified cost $78,231,806)		$64,936,314

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Miscellaneous — 0.0%
Security		Shares	Value

Financial Intermediaries — 0.0%

Alpha Holding S.A., Escrow Certificates(9)(12)		3,058,000	$0

Alpha Holding S.A., Escrow Certificates(9)(12)		5,630,000	0

Total Miscellaneous (identified cost $0)			$0

Short-Term Investments — 28.0%
Affiliated Fund — 21.1%
Security		Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(33)		459,889,537	$459,889,537

Total Affiliated Fund (identified cost $459,889,537)			$459,889,537

Sovereign Government Securities — 6.6%
Security		Principal Amount (000’s omitted)	Value

Israel — 6.6%

Bank of Israel Treasury Bill:

0.00%, 12/7/22	ILS	98,019	$27,700,607

0.00%, 12/7/22	ILS	98,019	27,700,607

0.00%, 12/7/22	ILS	69,463	19,630,497

0.00%, 1/4/23	ILS	90,553	25,522,775

0.00%, 1/4/23	ILS	90,553	25,522,776

0.00%, 1/4/23	ILS	63,710	17,956,868

			$144,034,130

Ukraine — 0.0%(10)

Ukraine Treasury Bill, 0.00%, 3/1/23(12)	UAH	17,092	$403,306

			$403,306

Total Sovereign Government Securities (identified cost $147,024,325)			$144,437,436

U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/8/22(31)	$3,675	$3,673,097

0.00%, 11/15/22(31)	3,325	3,321,127

Total U.S. Treasury Obligations (identified cost $6,994,418)		$6,994,224

Total Short-Term Investments (identified cost $613,908,280)		$611,321,197

Total Investments — 119.6% (identified cost $2,906,417,277)		$2,610,316,974

Total Written Swaptions — (0.4)% (premiums received $2,663,340)		$(7,380,313)

TBA Sale Commitments — (9.2)%
U.S. Government Agency Mortgage-Backed Securities — (9.2)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:

2.50%, 30-Year, TBA(27)	$(55,000)	$(45,031,275)

4.50%, 30-Year, TBA(27)	(95,000)	(89,099,564)

6.00%, 30-Year, TBA(27)	(67,000)	(66,976,721)

Total U.S. Government Agency Mortgage-Backed Securities (proceeds $203,645,990)		$(201,107,560)

Total TBA Sale Commitments (proceeds $203,645,990)		$(201,107,560)

Other Assets, Less Liabilities — (10.0)%		$(218,578,433)

Net Assets — 100.0%		$2,183,250,668

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $438,986,330 or 20.1% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2022.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2022.

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(8)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).

(9)	Non-income producing security.

(10)	Amount is less than 0.05%.

(11)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $107,121,670 or 4.9% of the Portfolio’s net assets.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(13)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(14)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2022.

(15)	Security converts to variable rate after the indicated fixed-rate coupon period.

(16)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(17)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(18)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(19)	Quantity held represents principal in USD.

(20)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(21)	Restricted security (see Note 5).
(22)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(23)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(24)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(25)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(26)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.

(27)

TBA (To Be Announced) securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(28)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(29)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(30)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2022 of all interest only securities comprising the certificate.

(31)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(32)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(33)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Written Interest Rate Swaptions — (0.4)%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 11/4/32 to pay SOFR and receive 3.09%	Bank of America, N.A.	USD	(44,500,000)	11/2/22	$(2,667,834)

Option to enter into interest rate swap expiring 1/31/33 to pay SOFR and receive 3.18%	JPMorgan Chase Bank, N.A.	USD	(44,000,000)	1/31/23	(2,484,666)

Option to enter into interest rate swap expiring 5/4/33 to pay SOFR and receive 3.35%	JPMorgan Chase Bank, N.A.	USD	(44,200,000)	5/2/23	(2,227,813)

Total					$(7,380,313)

Forward Foreign Currency Exchange Contracts (Centrally Cleared)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	17,484,950	ZAR	300,443,895	11/18/22	$1,149,117

USD	1,818,725	ZAR	31,251,159	11/18/22	119,527

AUD	40,000,000	USD	27,072,800	12/21/22	(1,446,096)

AUD	41,745,000	USD	28,254,268	12/21/22	(1,509,600)

COP	8,401,530,000	USD	1,678,661	12/21/22	8,027

EUR	5,656,711	USD	5,623,331	12/21/22	(10,238)

USD	20,233,285	COP	90,693,675,299	12/21/22	2,025,654

USD	8,476,517	COP	38,091,092,997	12/21/22	829,362

USD	80,781,694	COP	398,253,752,000	12/21/22	828,411

USD	4,824,736	COP	21,680,432,815	12/21/22	472,180

USD	1,419,213	COP	6,361,478,000	12/21/22	142,084

USD	594,564	COP	2,671,803,000	12/21/22	58,174

USD	338,419	COP	1,520,719,000	12/21/22	33,120

USD	24,788,383	EUR	24,635,170	12/21/22	343,171

USD	21,877,052	EUR	21,741,834	12/21/22	302,867

USD	6,235,630	EUR	6,197,089	12/21/22	86,326

USD	4,877,865	EUR	4,847,716	12/21/22	67,529

USD	3,715,896	EUR	3,692,929	12/21/22	51,443

USD	2,539,180	EUR	2,523,486	12/21/22	35,153

USD	905,597	EUR	900,000	12/21/22	12,537

USD	227,231	EUR	225,827	12/21/22	3,146

USD	671,068	EUR	675,051	12/21/22	1,222

USD	16,145,872	NZD	26,865,012	12/21/22	514,841

USD	639,528	PEN	2,501,000	12/21/22	15,243

USD	279,205	PEN	1,097,080	12/21/22	5,359

USD	254,157	PEN	998,000	12/21/22	5,043

					$4,143,602

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KZT	405,318,252	USD	840,038	Citibank, N.A.	11/1/22	$27,603	$—

KZT	405,318,250	USD	840,038	Citibank, N.A.	11/1/22	27,603	—

USD	865,639	KZT	405,318,250	Citibank, N.A.	11/1/22	—	(2,001)

USD	865,639	KZT	405,318,252	Citibank, N.A.	11/1/22	—	(2,001)

KZT	774,925,049	USD	1,593,676	JPMorgan Chase Bank, N.A.	11/7/22	62,197	—

KZT	771,736,083	USD	1,599,453	JPMorgan Chase Bank, N.A.	11/7/22	49,606	—

KZT	489,345,866	USD	993,394	Citibank, N.A.	11/22/22	46,676	—

KZT	488,749,829	USD	993,394	Citibank, N.A.	11/22/22	45,409	—

KZT	401,366,915	USD	829,270	JPMorgan Chase Bank, N.A.	11/25/22	22,898	—

KZT	2,444,990,888	USD	4,966,970	Citibank, N.A.	11/28/22	218,629	—

KZT	975,016,174	USD	1,986,788	Citibank, N.A.	11/28/22	81,131	—

KZT	973,029,386	USD	1,986,788	Citibank, N.A.	11/28/22	76,917	—

KZT	647,595,501	USD	1,330,448	JPMorgan Chase Bank, N.A.	12/2/22	41,097	—

KZT	635,065,328	USD	1,306,047	JPMorgan Chase Bank, N.A.	12/6/22	36,825	—

USD	78,235,502	ILS	265,500,000	Citibank, N.A.	12/8/22	2,929,470	—

KZT	780,107,162	USD	1,594,496	JPMorgan Chase Bank, N.A.	12/13/22	50,501	—

KZT	778,911,289	USD	1,594,496	JPMorgan Chase Bank, N.A.	12/13/22	47,980	—

ZAR	616,137,970	USD	35,078,664	Standard Chartered Bank	12/14/22	—	(1,645,163)

KZT	1,173,150,423	USD	2,391,744	JPMorgan Chase Bank, N.A.	12/15/22	80,100	—

USD	41,422,118	ZAR	737,686,492	State Street Bank and Trust Company	12/15/22	1,396,013	—

USD	27,766,358	ZAR	490,284,457	State Street Bank and Trust Company	12/15/22	1,164,031	—

USD	20,924,904	ZAR	367,713,344	State Street Bank and Trust Company	12/15/22	973,159	—

USD	13,949,936	ZAR	245,142,229	State Street Bank and Trust Company	12/15/22	648,773	—

USD	2,123,758	ZAR	37,822,004	State Street Bank and Trust Company	12/15/22	71,575	—

USD	1,423,612	ZAR	25,137,427	State Street Bank and Trust Company	12/15/22	59,681	—

USD	1,072,843	ZAR	18,853,070	State Street Bank and Trust Company	12/15/22	49,895	—

USD	715,229	ZAR	12,568,713	State Street Bank and Trust Company	12/15/22	33,263	—

ZAR	13,875,243	USD	785,799	State Street Bank and Trust Company	12/15/22	—	(32,943)

ZAR	13,875,243	USD	789,577	State Street Bank and Trust Company	12/15/22	—	(36,721)

ZAR	13,875,243	USD	789,577	State Street Bank and Trust Company	12/15/22	—	(36,721)

ZAR	42,157,058	USD	2,367,177	State Street Bank and Trust Company	12/15/22	—	(79,779)

MXN	45,472,089	USD	2,240,955	Goldman Sachs International	12/21/22	34,514	—

MXN	403,931,199	USD	19,860,525	UBS AG	12/21/22	352,598	—

MXN	386,638,102	USD	19,049,547	UBS AG	12/21/22	298,212	—

USD	40,930,629	MXN	836,041,389	Standard Chartered Bank	12/21/22	—	(905,721)

USD	1,493,198	MYR	6,750,000	Goldman Sachs International	12/21/22	65,099	—

CNH	22,086,125	USD	3,299,721	BNP Paribas	12/22/22	—	(280,352)

USD	9,367,185	CNH	62,700,000	Bank of America, N.A.	12/22/22	795,536	—

USD	9,491,951	CNH	63,700,000	Bank of America, N.A.	12/22/22	783,594	—

USD	9,274,337	CNH	62,200,000	Bank of America, N.A.	12/22/22	771,043	—

USD	20,542,839	CNH	137,500,000	BNP Paribas	12/22/22	1,745,365	—

USD	14,671,322	CNH	98,200,000	BNP Paribas	12/22/22	1,246,508	—

USD	6,038,250	CNH	40,400,000	BNP Paribas	12/22/22	515,210	—

USD	4,304,495	CNH	28,800,000	BNP Paribas	12/22/22	367,279	—

USD	4,706,271	CNH	31,500,000	JPMorgan Chase Bank, N.A.	12/22/22	399,941	—

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,361,622	CNH	22,500,000	JPMorgan Chase Bank, N.A.	12/22/22	$285,672	$—

USD	10,234,347	CNH	68,700,000	Standard Chartered Bank	12/22/22	842,445	—

USD	9,514,734	CNH	63,700,000	Standard Chartered Bank	12/22/22	806,376	—

USD	5,616,929	CNH	37,600,000	Standard Chartered Bank	12/22/22	476,674	—

USD	4,931,681	CNH	33,000,000	Standard Chartered Bank	12/22/22	420,287	—

USD	4,003,555	CNH	26,800,000	Standard Chartered Bank	12/22/22	339,757	—

USD	3,528,022	CNH	23,607,515	Standard Chartered Bank	12/22/22	300,665	—

USD	69,587,649	ILS	244,593,629	Goldman Sachs International	1/4/23	—	(21,476)

USD	5,030,997	BHD	1,911,024	Standard Chartered Bank	3/13/23	—	(26,822)

USD	4,226,390	SAR	15,887,000	Standard Chartered Bank	3/13/23	1,991	—

USD	14,516,249	SAR	54,539,000	Standard Chartered Bank	3/14/23	14,175	—

USD	6,711,224	BHD	2,554,000	Standard Chartered Bank	3/15/23	—	(48,118)

USD	9,325,301	BHD	3,527,976	Standard Chartered Bank	3/16/23	—	(11,593)

USD	14,485,050	SAR	54,500,000	Standard Chartered Bank	3/14/24	415	—

USD	7,606,557	BHD	2,900,000	Standard Chartered Bank	3/18/24	—	(30,845)

USD	11,776,656	OMR	4,666,500	BNP Paribas	4/8/24	—	(335,566)

USD	11,825,022	OMR	4,664,971	Standard Chartered Bank	4/22/24	—	(282,335)

USD	8,189,339	OMR	3,237,000	BNP Paribas	7/8/24	—	(208,475)

USD	5,155,499	OMR	2,039,000	Standard Chartered Bank	7/15/24	—	(134,123)

USD	954,425	OMR	378,000	BNP Paribas	7/29/24	—	(26,119)

USD	23,985,158	OMR	9,293,625	BNP Paribas	7/29/24	—	(122,802)

						$19,104,388	$(4,269,676)

Non-Deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/22/22	COP	17,132,879	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$3,469,072	$(141,954)

12/3/22	COP	8,038,070	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	1,627,552	6,165

12/8/22	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	5,550,166	254,087

						$118,298

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Australia 10-Year Treasury Bond	289	Long	12/15/22	$21,902,377	$(156,559)

U.S. 2-Year Treasury Note	10	Long	12/30/22	2,043,829	(43,577)

U.S. 5-Year Treasury Note	64	Long	12/30/22	6,822,000	(180,171)

U.S. 10-Year Treasury Note	45	Long	12/20/22	4,976,719	(307,938)

U.S. Ultra-Long Treasury Bond	15	Long	12/20/22	1,914,844	(294,028)

Euro-Bobl	(11)	Short	12/8/22	(1,300,902)	10,378

Japan 10-Year Bond	(193)	Short	12/13/22	(193,097,347)	(451,592)

U.S. 5-Year Treasury Note	(2,572)	Short	12/30/22	(274,159,125)	12,034,175

U.S. 10-Year Treasury Note	(1,834)	Short	12/20/22	(202,828,938)	12,779,275

U.S. Long Treasury Bond	(2)	Short	12/20/22	(241,000)	33,167

U.S. Ultra 10-Year Treasury Note	(465)	Short	12/20/22	(53,932,734)	4,671,936

U.S. Ultra-Long Treasury Bond	(189)	Short	12/20/22	(24,127,031)	4,174,045

					$32,269,111

Inflation Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$812,749

EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	2,914,226

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	578,016

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	578,016

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	577,452

EUR	5,260	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	642,781

EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(1,026,431)

EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	(3,535,925)

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(680,099)

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	$(680,099)

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(681,841)

EUR	5,260	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(803,629)

USD	10,320	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.98% (pays upon termination)	12/2/26	(494,601)

USD	26,110	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.90% (pays upon termination)	1/11/27	(1,100,256)

USD	19,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.09% (pays upon termination)	4/2/29	(1,135,647)

USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(3,351,790)

USD	24,200	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(1,027,543)

USD	8,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(366,336)

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	3,675,246

USD	16,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	701,420

USD	8,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	343,158

USD	8,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	437,661

USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	402,625

USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	393,105

USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	446,684

							$(2,381,058)

Inflation Swaps (OTC)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$2,620,803

								$2,620,803

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	156,706	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.48% (pays upon termination)	1/2/25	$(126,414)	$—	$(126,414)

BRL	156,537	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.49% (pays upon termination)	1/2/25	(120,084)	—	(120,084)

BRL	103,157	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.51% (pays upon termination)	1/2/25	(70,971)	—	(70,971)

BRL	40,100	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.53% (pays upon termination)	1/4/27	51,927	—	51,927

CAD	52,300	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	3.45% (pays semi-annually)	7/21/27	(636,509)	27	(636,482)

CLP	9,256,700	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.61% (pays semi-annually)	12/21/27	9,731	—	9,731

CLP	1,163,100	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.20% (pays semi-annually)	4/8/32	(17,012)	—	(17,012)

CLP	3,572,210	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.35% (pays semi-annually)	4/11/32	(13,965)	—	(13,965)

CNY	42,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	30,856	—	30,856

CNY	71,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	52,573	—	52,573

CNY	31,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	28,637	—	28,637

CNY	35,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	34,068	—	34,068

CNY	24,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.51% (pays quarterly)	9/21/27	24,567	—	24,567

CNY	35,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	39,653	—	39,653

CNY	36,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	38,643	—	38,643

CNY	12,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	13,180	—	13,180

CNY	35,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	39,429	—	39,429

COP	58,900,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.09% (pays quarterly)	11/26/25	69,998	—	69,998

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	95,500,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.18% (pays quarterly)	11/26/25	$68,888	$—	$68,888

COP	95,500,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.20% (pays quarterly)	11/26/25	61,453	—	61,453

COP	95,500,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.21% (pays quarterly)	11/26/25	54,018	—	54,018

COP	51,043,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	2,035,429	—	2,035,429

COP	11,169,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	432,953	—	432,953

COP	16,000,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.54% (pays quarterly)	12/21/27	(57,127)	—	(57,127)

COP	58,881,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/27	(382,778)	—	(382,778)

COP	8,338,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	12.10% (pays quarterly)	12/21/27	(64,587)	—	(64,587)

COP	4,505,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	229,011	—	229,011

COP	3,218,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	163,314	—	163,314

COP	11,836,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/32	(137,552)	—	(137,552)

HUF	2,802,000	Receives	6-month HUF BUBOR (pays semi-annually)	10.03% (pays annually)	9/21/27	523,838	—	523,838

ILS	53,300	Pays	3-month ILS TELBOR (pays quarterly)	3.64% (pays annually)	12/21/27	2,216	—	2,216

INR	1,148,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.87% (pays semi-annually)	12/21/27	(47,215)	—	(47,215)

NZD	6,870	Pays	3-month NZD Bank Bill (pays quarterly)	3.98% (pays semi-annually)	7/25/27	(91,218)	—	(91,218)

NZD	9,170	Pays	3-month NZD Bank Bill (pays quarterly)	4.00% (pays semi-annually)	7/25/27	(117,699)	—	(117,699)

NZD	11,860	Pays	3-month NZD Bank Bill (pays quarterly)	4.00% (pays semi-annually)	7/25/27	(152,226)	—	(152,226)

PLN	29,033	Receives	6-month PLN WIBOR (pays semi-annually)	6.51% (pays annually)	6/28/32	371,746	—	371,746

PLN	29,032	Receives	6-month PLN WIBOR (pays semi-annually)	6.78% (pays annually)	6/28/32	255,015	—	255,015

PLN	35,735	Receives	6-month PLN WIBOR (pays semi-annually)	6.99% (pays annually)	9/21/32	195,635	—	195,635

THB	328,385	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.87% (pays quarterly)	12/21/27	6,041	—	6,041

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

THB	342,615	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.87% (pays quarterly)	12/21/27	$8,018	$—	$8,018

USD	14,800	Receives	SOFR (pays annually)	1.39% (pays annually)	1/12/27	1,508,284	—	1,508,284

USD	14,850	Receives	SOFR (pays annually)	1.39% (pays annually)	1/13/27	1,517,275	—	1,517,275

ZAR	14,620	Pays	3-month ZAR JIBAR (pays quarterly)	6.54% (pays quarterly)	2/23/27	(50,485)	—	(50,485)

Total						$5,780,554	$27	$5,780,581

Credit Default Swaps - Buy Protection (Centrally Cleared)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$11,900	1.00% (pays quarterly)(1)	12/20/27	$878,067	$(953,623)	$(75,556)

Indonesia	2,400	1.00% (pays quarterly)(1)	12/20/27	39,064	(61,891)	(22,827)

Malaysia	20,400	1.00% (pays quarterly)(1)	12/20/27	46,902	45,056	91,958

Markit CDX North America Investment Grade Index (CDX.NA.IG.39.V1)	67,000	1.00% (pays quarterly)(1)	12/20/27	(371,618)	74,283	(297,335)

Mexico	9,990	1.00% (pays quarterly)(1)	12/20/27	259,962	(348,354)	(88,392)

Peru	4,300	1.00% (pays quarterly)(1)	12/20/27	97,959	(135,803)	(37,844)

Turkey	5,001	1.00% (pays quarterly)(1)	12/20/27	1,045,433	(1,194,013)	(148,580)

Total				$1,995,769	$(2,574,345)	$(578,576)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (OTC)

Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

BNP Paribas	3-month PLN WIBOR + 1.45% on PLN 30,379,746 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date*	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount*	10/14/25/ 10/14/28	$(1,737)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 952,568,100 (pays semi-annually)**	2.10% on CLP equivalent of CLF 30,000 (pays semi-annually)**	Not Applicable/ 4/8/32	(59,093)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,921,491,280 (pays semi-annually)**	2.25% on CLP equivalent of CLF 92,000 (pays semi-annually)**	Not Applicable/ 4/11/32	(223,611)

				$(284,441)

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

**

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

Abbreviations:

ADR	–	American Depositary Receipt

BUBOR	–	Budapest Interbank Offered Rate

COF	–	Cost of Funds 11th District

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

EURIBOR	–	Euro Interbank Offered Rate

FBIL	–	Financial Benchmarks India Ltd.

GDP	–	Gross Domestic Product

HICP	–	Harmonised Indices of Consumer Prices

JIBAR	–	Johannesburg Interbank Average Rate

LIBOR	–	London Interbank Offered Rate

MIBOR	–	Mumbai Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

TELBOR	–	Tel Aviv Interbank Offered Rate

WIBOR	–	Warsaw Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

DOP	–	Dominican Peso

EUR	–	Euro

HUF	–	Hungarian Forint

ILS	–	Israeli Shekel

INR	–	Indian Rupee

ISK	–	Icelandic Krona

KZT	–	Kazakhstani Tenge

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

SAR	–	Saudi Riyal

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $2,441,702,546)	$2,150,058,732

Affiliated investments, at value (identified cost $464,714,731)	460,258,242

Cash	11,352,407

Deposits for derivatives collateral:

Futures contracts	321,586

Centrally cleared derivatives	26,275,885

OTC derivatives	5,140,000

Deposits for forward commitment securities	1,454,000

Foreign currency, at value (identified cost $16,029,829)	15,612,077

Interest and dividends receivable	22,924,302

Interest and dividends receivable from affiliated investments	1,374,588

Receivable for investments sold	242,662,503

Receivable for TBA sale commitments	203,645,990

Receivable for variation margin on open futures contracts	2,007,802

Receivable for variation margin on open centrally cleared derivatives	4,014,685

Receivable for open forward foreign currency exchange contracts	19,104,388

Receivable for open swap contracts	2,620,803

Receivable for open non-deliverable bond forward contracts	260,252

Total assets	$3,169,088,242

Liabilities

Cash collateral due to brokers	$6,594,000

Written swaptions outstanding, at value (premiums received $2,663,340)	7,380,313

Payable for investments purchased	9,289,158

Payable for when-issued/delayed delivery/forward commitment securities	754,816,982

TBA sale commitments, at value (proceeds receivable $203,645,990)	201,107,560

Payable for open forward foreign currency exchange contracts	4,269,676

Payable for open swap contracts	284,441

Payable for closed swap contracts	17,633

Payable for open non-deliverable bond forward contracts	141,954

Payable to affiliates:

Investment adviser fee	1,001,832

Trustees’ fees	9,223

Interest payable on securities sold short	323,042

Accrued expenses	601,760

Total liabilities	$985,837,574

Net Assets applicable to investors’ interest in Portfolio	$2,183,250,668

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income (net of foreign taxes withheld of $29,337)	$3,670,812

Dividend income from affiliated investments	3,722,211

Interest and other income (net of foreign taxes withheld of $902,143)	86,354,042

Interest income from affiliated investments	356,382

Total investment income	$94,103,447

Expenses

Investment adviser fee	$11,701,310

Trustees’ fees and expenses	101,871

Custodian fee	860,866

Legal and accounting services	183,403

Interest and dividend expense on securities sold short	371,346

Miscellaneous	158,860

Total expenses	$13,377,656

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$200,282

Total expense reductions	$200,282

Net expenses	$13,177,374

Net investment income	$80,926,073

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $24,993)	$(86,679,737)

Investment transactions - affiliated investment	(20,577)

Securities sold short	1,300,122

TBA sale commitments	1,067,500

Futures contracts	36,022,836

Swap contracts	27,450,119

Forward commodity contracts	(926,585)

Foreign currency transactions	(873,891)

Forward foreign currency exchange contracts	32,898,229

Non-deliverable bond forward contracts	(3,437,685)

Net realized gain	$6,800,331

Change in unrealized appreciation (depreciation):

Investments (including net decrease in accrued foreign capital gains taxes of $362,630)	$(196,933,479)

Investments - affiliated investments	140,885

Written swaptions	(4,716,973)

Securities sold short	1,285,115

TBA sale commitments	2,261,864

Futures contracts	29,589,228

Swap contracts	(423,273)

Forward commodity contracts	680,755

Foreign currency	(1,157,659)

Forward foreign currency exchange contracts	17,321,707

Non-deliverable bond forward contracts	463,554

Net change in unrealized appreciation (depreciation)	$(151,488,276)

Net realized and unrealized loss	$(144,687,945)

Net decrease in net assets from operations	$(63,761,872)

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$80,926,073	$69,168,554

Net realized gain	6,800,331	7,746,999

Net change in unrealized appreciation (depreciation)	(151,488,276)	(28,485,675)

Net increase (decrease) in net assets from operations	$(63,761,872)	$48,429,878

Capital transactions:

Contributions	$678,901,745	$833,269,734

Withdrawals	(312,950,240)	(359,755,011)

Net increase in net assets from capital transactions	$365,951,505	$473,514,723

Net increase in net assets	$302,189,633	$521,944,601

Net Assets

At beginning of year	$1,881,061,035	$1,359,116,434

At end of year	$2,183,250,668	$1,881,061,035

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2022

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021		2020		2019	2018

Ratios (as a percentage of average daily net assets):

Expenses	0.66	%(1)(2)	0.70	%(2)	0.69	%(2)	0.69%	0.69%

Net investment income	4.04%		4.22%		2.85%		4.61%	4.47%

Portfolio Turnover	400	%(3)	218	%(3)	87	%(3)	39%	57%

Total Return	(2.97)%		3.53%		7.52%		3.21%	2.74%

Net assets, end of year (000’s omitted)	$2,183,251		$1,881,061		$1,359,116		$1,367,072	$1,490,482

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% of average daily net assets for the year ended October 31, 2022).

(2)	Includes interest and/or dividend expense on securities sold short of 0.02%, 0.03% and 0.01% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

49

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 97.9% and 2.1%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2022 were $922,816 or less than 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Futures Contracts and Currencies. Foreign securities, future contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount

50

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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I  Futures Contracts — Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

N  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by

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Notes to Consolidated Financial Statements — continued

any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

O  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

P  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

S  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment. If the Portfolio enters into a forward sale commitment for the delivery of a

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Notes to Consolidated Financial Statements — continued

security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

T  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $11,701,310 or 0.58% of the Portfolio’s consolidated average daily net assets.

Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $200,282 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short, for the year ended October 31, 2022 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$774,537,511	$590,616,604

U.S. Government and Agency Securities	6,324,497,636	6,019,002,084

	$7,099,035,147	$6,609,618,688

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Notes to Consolidated Financial Statements — continued

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,671,240,344

Gross unrealized appreciation	$40,861,448

Gross unrealized depreciation	(264,399,657)

Net unrealized depreciation	$(223,538,209)

5  Restricted Securities

At October 31, 2022, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued by the investment adviser as the Trustees’ valuation designee.

Description	Date(s) of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re, Ltd., Series 13, Preference Shares	1/2/18	10,000	$6,658,283	$9,405,994

Mt. Logan Re, Ltd., Series 17, Preference Shares	1/26/21	860	572,931	788,952

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19	1/17/20	1,829	1,322,544	502,980

Sussex Capital, Ltd., Designated Investment Series 5, 5/19	5/31/19	249	212,150	13,378

Sussex Capital, Ltd., Designated Investment Series 5, 12/19	1/17/20	791	673,953	22,712

Sussex Capital, Ltd., Designated Investment Series 5, 6/20	6/30/20	434	69,673	59,988

Sussex Capital, Ltd., Designated Investment Series 5, 12/20	1/25/21	292	284,695	7,622

Sussex Capital, Ltd., Designated Investment Series 5, 4/21	4/1/21	247	195,858	139,317

Sussex Capital, Ltd., Designated Investment Series 5, 12/21	1/24/22	958	—	693,191

Sussex Capital, Ltd., Designated Investment Series 15, 12/21	1/24/22	743	—	537,278

Sussex Capital, Ltd., Series 5, Preference Shares	12/17/18	6,000	4,563,671	5,250,874

Sussex Capital, Ltd., Series 15, Preference Shares	6/1/21	5,000	5,000,000	3,952,095

Sussex Re, Ltd., Series 2020A	1/21/20	4,081,939	—	154,705

Sussex Re, Ltd., Series 2021A	1/14/21	4,154,232	—	449,488

Total Restricted Securities			$19,553,758	$21,978,574

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Consolidated Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: During the year ended October 31, 2022, the Portfolio invested in commodities-linked derivative instruments, including forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $12,076,384. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,048,555 at October 31, 2022.

The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2022. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit		Foreign Exchange	Interest Rate	Total

Not applicable	$2,367,387	*	$7,109,536 *	$54,072,511 *	$63,549,434

Receivable for open forward foreign currency exchange contracts	—		19,104,388	—	19,104,388

Receivable for open swap contracts	—		—	2,620,803	2,620,803

Receivable for open non-deliverable bond forward contracts	—		—	260,252	260,252

Total Asset Derivatives	$2,367,387		$26,213,924	$56,953,566	$85,534,877

Derivatives not subject to master netting or similar agreements	$2,367,387		$7,109,536	$54,072,511	$63,549,434

Total Asset Derivatives subject to master netting or similar agreements	$—		$19,104,388	$2,881,055	$21,985,443

Written swaptions outstanding, at value	$—		$—	$(7,380,313)	$(7,380,313)

Not applicable	(371,618	)*	(2,965,934)*	(18,403,904)*	(21,741,456)

Payable for open forward foreign currency exchange contracts	—		(4,269,676)	—	(4,269,676)

Payable for open swap contracts	—		—	(284,441)	(284,441)

Payable for open non-deliverable bond forward contracts	—		—	(141,954)	(141,954)

Total Liability Derivatives	$(371,618)		$(7,235,610)	$(26,210,612)	$(33,817,840)

Derivatives not subject to master netting or similar agreements	$(371,618)		$(2,965,934)	$(18,403,904)	$(21,741,456)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(4,269,676)	$(7,806,708)	$(12,076,384)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$5,225,063	$(2,809,788)	$—	$(2,415,275)	$—	$2,510,000

BNP Paribas	3,874,362	(975,051)	—	(2,630,000)	269,311	2,630,000

Citibank, N.A.	3,453,438	(4,002)	—	—	3,449,436	—

Goldman Sachs International	105,778	(105,778)	—	—	—	—

JPMorgan Chase Bank, N.A.	1,076,817	(1,076,817)	—	—	—	—

Standard Chartered Bank	3,202,785	(3,084,720)	—	—	118,065	—

State Street Bank and Trust Company	4,396,390	(186,164)	(2,867,839)	—	1,342,387	—

UBS AG	650,810	—	(564,670)	—	86,140	—

	$21,985,443	$(8,242,320)	$(3,432,509)	$(5,045,275)	$5,265,339	$5,140,000

57

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(2,809,788)	$2,809,788	$—	$—	$—	$—

BNP Paribas	(975,051)	975,051	—	—	—	—

Citibank, N.A.	(4,002)	4,002	—	—	—	—

Goldman Sachs International	(304,180)	105,778	198,402	—	—	—

JPMorgan Chase Bank, N.A.	(4,712,479)	1,076,817	3,635,662	—	—	—

Standard Chartered Bank	(3,084,720)	3,084,720	—	—	—	—

State Street Bank and Trust Company	(186,164)	186,164	—	—	—	—

	$(12,076,384)	$8,242,320	$3,834,064	$—	$—	$—

Total — Deposits for derivatives collateral — OTC derivatives						$5,140,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss):

Investment transactions	$—	$—	$—	$(1,143,186)	$(1,143,186)

Futures contracts	—	—	—	36,022,836	36,022,836

Swap contracts	—	734,949	—	26,715,170	27,450,119

Forward commodity contracts	(926,585)	—	—	—	(926,585)

Forward foreign currency exchange contracts	—	—	32,898,229	—	32,898,229

Non-deliverable bond forward contracts	—	—	—	(3,437,685)	(3,437,685)

Total	$(926,585)	$734,949	$32,898,229	$58,157,135	$90,863,728

Change in unrealized appreciation (depreciation):

Investments	$—	$—	$—	$1,132,490	$1,132,490

Written swaptions	—	—	—	(4,716,973)	(4,716,973)

Futures contracts	—	—	—	29,589,228	29,589,228

Swap contracts	—	(84,064)	—	(339,209)	(423,273)

Forward commodity contracts	680,755	—	—	—	680,755

Forward foreign currency exchange contracts	—	—	17,321,707	—	17,321,707

Non-deliverable bond forward contracts	—	—	—	463,554	463,554

Total	$680,755	$(84,064)	$17,321,707	$26,129,090	$44,047,488

58

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts

$152,712,000	$571,533,000	$7,080,000	$1,079,062,000	$17,478,000

Purchased Swaptions	Written Swaptions	Swap Contracts

$11,202,000	$51,092,000	$940,700,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

8  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Portfolio’s investment in affiliated issuers and funds was $460,258,242, which represents 21.1% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period

Commercial Mortgage-Backed Securities

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.35%, 8/15/46	$367,500	$—	$—	$—	$140,885	$368,705	$356,382	$5,000,000

Short-Term Investments

Cash Reserves Fund	320,744,078	1,342,161,545	(1,662,885,046)	(20,577)	—	—	89,693	—

Liquidity Fund	—	1,965,378,885	(1,505,489,348)	—	—	459,889,537	3,632,518	459,889,537

Total				$(20,577)	$140,885	$460,258,242	$4,078,593

59

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$249,662,390	$—	$249,662,390

Closed-End Funds	6,971,033	—	—	6,971,033

Collateralized Mortgage Obligations	—	339,047,839	—	339,047,839

Commercial Mortgage-Backed Securities	—	18,268,206	—	18,268,206

Common Stocks	2,810,690	8,372,153 *	—	11,182,843

Convertible Bonds	—	5,805,088	—	5,805,088

Foreign Corporate Bonds	—	95,085,892	680,180	95,766,072

Government National Mortgage Association Participation Agreements	—	100,086,765	—	100,086,765

Loan Participation Notes	—	—	410,149	410,149

Reinsurance Side Cars	—	—	36,781,743	36,781,743

Senior Floating-Rate Loans	—	1,325,910	—	1,325,910

Sovereign Government Bonds	—	266,354,820	4,853,497	271,208,317

Sovereign Loans	—	1,126,623	—	1,126,623

U.S. Government Agency Commercial Mortgage-Backed Securities	—	15,481,276	—	15,481,276

U.S. Government Agency Mortgage-Backed Securities	—	759,800,929	—	759,800,929

U.S. Government Guaranteed Small Business Administration Loans	—	21,134,280	—	21,134,280

U.S. Treasury Obligations	—	64,936,314	—	64,936,314

Miscellaneous	—	—	0	0

Short-Term Investments:

Affiliated Fund	459,889,537	—	—	459,889,537

Sovereign Government Securities	—	144,034,130	403,306	144,437,436

U.S. Treasury Obligations	—	6,994,224	—	6,994,224

Total Investments	$469,671,260	$2,097,516,839	$43,128,875	$2,610,316,974

Forward Foreign Currency Exchange Contracts	$—	$26,213,924	$—	$26,213,924

Non-Deliverable Bond Forward Contracts	—	260,252	—	260,252

Futures Contracts	33,702,976	—	—	33,702,976

Swap Contracts	—	25,357,725	—	25,357,725

Total	$503,374,236	$2,149,348,740	$43,128,875	$2,695,851,851

Liability Description

TBA Sale Commitments	$—	$(201,107,560)	$—	$(201,107,560)

Written Interest Rate Swaptions	—	(7,380,313)	—	(7,380,313)

60

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

Liability Description (continued)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Exchange Contracts	$—	$(7,235,610)	$—	$(7,235,610)

Non-Deliverable Bond Forward Contracts	—	(141,954)	—	(141,954)

Futures Contracts	(1,433,865)	—	—	(1,433,865)

Swap Contracts	—	(17,626,098)	—	(17,626,098)

Total	$(1,433,865)	$(233,491,535)	$—	$(234,925,400)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Foreign Corporate Bonds	Loan Participation Notes	Reinsurance Side Cars*	Sovereign Government Bonds	Sovereign Government Securities	Total

Balance as of October 31, 2021	$1,034,540	$526,298	$39,352,445	$—	$—	$40,913,283

Realized gains (losses)	—	—	(1,426,234)	(372,279)	—	(1,798,513)

Change in net unrealized appreciation (depreciation)	26,890	(24,194)	(3,298,477)	(12,777,948)	(59,854)	(16,133,583)

Cost of purchases	—	—	14,800,000	488,908	448,042	15,736,950

Proceeds from sales, including return of capital	(381,250)	(90,240)	(12,645,991)	(654,450)	—	(13,771,931)

Accrued discount (premium)	—	(1,715)	—	(2,054)	15,118	11,349

Transfers to Level 3	—	—	—	18,171,320	—	18,171,320

Transfers from Level 3	—	—	—	—	—	—

Balance as of October 31, 2022	$680,180	$410,149	$36,781,743	$4,853,497	$403,306	$43,128,875

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2022	$25,233	$(40,058)	$(3,513,042)	$(12,822,811)	$(59,854)	$(16,410,532)

Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired during the year ended October 31, 2022 at $0 cost and valued at $0 at October 31, 2022.

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2022:

Type of Investment	Fair Value as of October 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$680,180	Matrix Pricing	Credit Spread to U.S. Treasury	35.97%	Decrease

Loan Participation Notes	410,149	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.59%	Decrease

Sovereign Government Bonds	4,853,497	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

Sovereign Government Securities	403,306	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

Also included in Foreign Corporate Bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

61

Global Opportunities Portfolio

October 31, 2022

Notes to Consolidated Financial Statements — continued

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

62

Global Opportunities Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

63

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process – Eaton Vance Funds

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

64

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Short Duration Strategic Income Fund (the “Fund”) and Eaton Vance Management (“EVM”) as well as the investment advisory agreement between Global Opportunities Portfolio (the “Portfolio”), one of the underlying Funds (as defined below) in which the Fund is authorized to invest, and Boston Management and Research (“BMR”)

65

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

(EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser. EVM allocates the assets of the Fund among the Portfolio and other funds in the Eaton Vance fund complex (the “underlying Funds”) and is also authorized to invest directly in securities or other instruments.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in a broad range of income securities. In regard to the Portfolio, the Board considered BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Portfolio and the underlying Funds and, potentially, for investing in other securities or instruments, but would not receive a separate fee from the Fund for the rebalancing. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio or in the underlying Funds, for which it receives no separate fee but for which the adviser receives an advisory fee from the Portfolio or the underlying Funds. The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio or the underlying Funds; to hedge certain exposures; and/or to otherwise manage the exposures of the Fund.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board also considered the performance of the underlying Portfolio and the underlying Funds. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio and the underlying Funds for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

66

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund, the Portfolio and the underlying Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund, the Portfolio and the underlying Funds and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Portfolio or the underlying Funds. The Board noted that for assets invested in the Portfolio and the underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Portfolio and the underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

67

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

68

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

69

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1972	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

70

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

71

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

72

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

73

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

74

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Investment Adviser of Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio and Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Global Macro Absolute Return Fund and Eaton Vance Short Duration Strategic Income Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the Funds for the Funds’ fiscal years ended October 31, 2021 and October 31, 2022 by the Funds’ principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$27,250	$30,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,246	$3,450
All Other Fees(3)	$0	$0

Total	$38,496	$34,100

Eaton Vance Short Duration Strategic Income Fund Fiscal Years Ended 10/31/21	10/31/22	10/31/19
Audit Fees	$48,750	$53,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,740	$2,150
All Other Fees(3)	$0	$0

Total	$74,490	$55,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22
Audit Fees	$106,700	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$167,038	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22
Registrant(1)	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100
Eaton Vance(2)	$150,300	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: January 6, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: January 6, 2023